    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 2, 1998

                                                                FILE NO. 2-62329
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 25                      [X]
                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                AMENDMENT NO. 21                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                    MERRILL LYNCH CORPORATE BOND FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                    MERRILL LYNCH CORPORATE BOND FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

           COUNSEL FOR THE COMPANY:                         PHILIP M. MANDEL, ESQ.
         LEONARD B. MACKEY, JR., ESQ.                     FUND ASSET MANAGEMENT L.P.
              ROGERS & WELLS LLP                                 P.O. BOX 9011
                200 PARK AVENUE                           PRINCETON, N.J. 08543-9011
           NEW YORK, NEW YORK 10166

                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

               [ ] immediately upon filing pursuant to paragraph (b)
               [ ] on (date) pursuant to paragraph (b)
               [X] 60 days after filing pursuant to paragraph (a)(1)
               [ ] on (date) pursuant to paragraph (a)(1)
               [ ] 75 days after filing pursuant to paragraph (a)(2)
               [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

               [ ] This post-effective amendment designates a new effective date for a
                 previously filed post-effective amendment.
                            ------------------------
     Title of Securities Being Registered: Shares of Common Stock, Class A, Class B and Class D.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


PROSPECTUS


                                                            [MERRILL LYNCH LOGO]


                 SUBJECT TO COMPLETION, DATED DECEMBER 2, 1998
                             PRELIMINARY PROSPECTUS

                              Merrill Lynch Corporate Bond Fund, Inc.


                                                        [MERRILL LYNCH ARWORK]





                                                             January   , 1999

                    THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING, INCLUDING INFORMATION ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST AND KEEP IT FOR FUTURE REFERENCE.

                    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

                                                             PAGE
[KEY FACTS ICON]
KEY FACTS
-----------------------------------------------------------------
The Merrill Lynch Corporate Bond Fund at a Glance...........    3
Risk/Return Bar Chart.......................................    5
Fees and Expenses...........................................    8

[DETAILS ABOUT THE FUND ICON]
DETAILS ABOUT THE FUND
-----------------------------------------------------------------
How each Portfolio Invests..................................   12
Investment Risks............................................   14

[YOUR ACCOUNT ICON]
YOUR ACCOUNT
-----------------------------------------------------------------
Merrill Lynch Select Pricing(SM) System.....................   21
How to Buy, Sell, Transfer and Exchange Shares..............   28
Participation in Merrill Lynch Fee-Based Programs...........   32

[MANAGEMENT OF THE FUND ICON]
MANAGEMENT OF THE FUND
-----------------------------------------------------------------
Fund Asset Management.......................................   34
Financial Highlights........................................   35

[FOR MORE INFORMATION ICON]
FOR MORE INFORMATION
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover

MERRILL LYNCH CORPORATE BOND FUND, INC.

Key Facts [KEY FACTS ICON]


IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

FIXED-INCOME SECURITIES -- securities that pay a fixed rate of interest or a fixed dividend.

CORPORATE BONDS OR NOTES -- fixed-income debt securities issued by corporations, as distinct from securities issued by a government or its agencies or instrumentalities.

CONVERTIBLE SECURITIES -- fixed-income securities, such as corporate bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.

PREFERRED STOCK -- class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.

INVESTMENT GRADE SECURITIES -- fixed-income securities rated in the four highest rating categories by recognized rating agencies, including Moody's and S&P.

THE MERRILL LYNCH CORPORATE BOND FUND AT A GLANCE
--------------------------------------------------------------------------------

WHAT ARE THE FUND'S OBJECTIVES AND GOALS?

The Fund consists of three separate portfolios -- the High Income Portfolio, the Investment Grade Portfolio and the Intermediate Term Portfolio. Each Portfolio is, in effect, a separate fund that issues its own shares. The primary objective of each Portfolio is to provide shareholders with as high a level of current income as is consistent with the investment policies of such Portfolio and with prudent investment management. As a secondary objective, each Portfolio seeks capital appreciation when consistent with its primary objective.

This means the main goal of each Portfolio is current income. Each Portfolio also seeks growth of capital by looking for investments that will increase in value. However, each Portfolio's investments emphasize current income more than growth of capital. We cannot guarantee that any Portfolio will achieve its goals.

WHAT ARE THE PORTFOLIOS' MAIN INVESTMENT STRATEGIES?

Each Portfolio invests primarily in a diversified portfolio of FIXED-INCOME SECURITIES, such as CORPORATE BONDS AND NOTES, CONVERTIBLE SECURITIES, PREFERRED STOCKS and GOVERNMENT OBLIGATIONS. Both U.S. and foreign companies and governments may issue these securities. The investment strategies of the Portfolios differ primarily in the quality and MATURITY of the fixed-income securities in which they invest.

The High Income Portfolio invests primarily in fixed-income securities that are rated in the lower rating categories of the recognized rating agencies (Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poors ("S&P")), or are unrated securities that Fund management believes are of comparable quality. Securities rated below Baa by Moody's or below BBB by S&P are commonly known as "JUNK BONDS." Junk bonds are high-risk investments that may suffer income and principal losses for the High Income Portfolio.

The Investment Grade Portfolio invests primarily in long-term, fixed-income securities that are rated in the three highest rating categories of the recognized rating agencies (A or better by Moody's or S&P). Securities with credit quality in any of the four highest rating categories are known as "INVESTMENT GRADE" securities.


MERRILL LYNCH CORPORATE BOND FUND, INC.                                        3

[KEY FACTS ICON] Key Facts

GOVERNMENT OBLIGATIONS -- fixed-income securities issued by a government or its agencies or instrumentalities, as distinct from securities issued by corporations.

JUNK BONDS -- fixed-income securities rated below investment grade by recognized rating agencies, including Moody's and S&P, or unrated securities that Fund management believes are of comparable quality.

FOREIGN SECURITIES -- securities issued by a foreign corporation or government, as distinct from securities issued by a U.S. corporation or the U.S. government.

MATURITY -- date on which a debt instrument becomes due and payable.

The Intermediate Term Portfolio invests primarily in fixed-income securities that are rated in the four highest rating categories of the recognized rating agencies (Baa or better by Moody's or BBB or better by S&P) and will mature within ten years. However, it is anticipated that the Intermediate Term Portfolio's investments will have an average remaining maturity of five to seven years, depending on market conditions.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIOS?

As with any fixed-income fund, the value of each Portfolio's investments, and therefore the value of your Portfolio's shares, may go up or down. The value of each Portfolio's investments may change in response to interest rate changes or other factors that may affect a particular issuer or obligation. Generally, when interest rates go up, the value of fixed-income instruments goes down. If the value of your Portfolio's investments goes down, you may lose money.

Each Portfolio may invest its assets in FOREIGN SECURITIES, which may involve additional risks beyond those of U.S. securities.

In addition to these risks, the High Income Portfolio has greater risks than the other Portfolios because it invests primarily in junk bonds. Investments in junk bonds involve greater risks than investments in higher quality debt securities, such as greater price fluctuation and greater risk of loss of income and principal.

WHO SHOULD INVEST?

A Portfolio may be an appropriate investment for you if you:

       - Are looking for an investment that provides income.

       - Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in corporate bonds.

       - Are willing, in the case of the Investment Grade Portfolio and Intermediate Term Portfolio, to accept the risk of loss of income and principal, caused by negative economic developments, changes in interest rates or adverse changes in the price of bonds in general.

       - Are willing, in the case of the High Income Portfolio, to accept the risk of greater loss of income and principal in return for the possibility of receiving higher current income.


4                                        MERRILL LYNCH CORPORATE BOND FUND, INC.

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

HIGH INCOME PORTFOLIO

The bar chart and table shown below provide an indication of the risks of investing in the High Income Portfolio. The bar chart shows changes in the High Income Portfolio's performance for Class A shares for the ten year period. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the High Income Portfolio's shares for the periods shown with those of the CS First Boston High Yield Index. How the High Income Portfolio performed in the past is not necessarily an indication of how the High Income Portfolio will perform in the future.

                                  [BAR CHART]

1988       1989       1990       1991       1992       1993       1994       1995       1996      1997
 13%         4%        (5)%       40%        21%        17%        (3)%       18%        12%       11%


During the 10-year period shown in the bar chart, the highest return for a quarter was 15.94% (quarter ended March 31, 1991) and the lowest return for a quarter was -5.39% (quarter ended September 30, 1990). The High Income Portfolio's year-to-date return as of September 30, 1998 was -6.57%.


     AVERAGE ANNUAL TOTAL RETURNS                                  PAST
              (AS OF THE                                         10 YEARS/
          CALENDAR YEAR ENDED              PAST        PAST        SINCE
          DECEMBER 31, 1997)             ONE YEAR    5 YEARS     INCEPTION
---------------------------------------------------------------------------
High Income Portfolio* A                   6.99%      10.22%       11.90%
---------------------------------------------------------------------------
                       B                   6.61%      10.29%       11.30%+
---------------------------------------------------------------------------
                       C                   9.55%       N/A         11.88%++
---------------------------------------------------------------------------
                       D                   6.73%       N/A         11.04%++
---------------------------------------------------------------------------
CS First Boston High Yield Index**        12.63%      11.84%       12.09%
---------------------------------------------------------------------------

 * Includes sales charge.

** This unmanaged market-weighted Index mirrors the high-yield debt market of securities rated BBB or lower. Past performance is not predictive of future performance.

 + Inception date is October 21, 1988.

++ Inception date is October 21, 1994.

MERRILL LYNCH CORPORATE BOND FUND, INC.                                        5

[KEY FACTS ICON] Key Facts

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

INVESTMENT GRADE PORTFOLIO

The bar chart and table shown below provide an indication of the risks of investing in the Investment Grade Portfolio. The bar chart shows changes in the Investment Grade Portfolio's performance for Class A shares for the ten year period. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Investment Grade Portfolio's shares for the periods shown with those of the Merrill Lynch Corporate Master Index. How the Investment Grade Portfolio performed in the past is not necessarily an indication of how the Investment Grade Portfolio will perform in the future.

                                  [BAR CHART]

1988       1989       1990       1991       1992       1993       1994       1995       1996      1997
 8%        14%         7%         17%        8%         12%       (5)%        20%        2%        8%

During the 10-year period shown in the bar chart, the highest return for a quarter was 7.69% (quarter ended June 30, 1989) and the lowest return for a quarter was -4.22% (quarter ended March 31, 1994). The Investment Grade Portfolio's year-to-date return as of September 30, 1998 was 7.51%.

     AVERAGE ANNUAL TOTAL RETURNS                                  PAST
              (AS OF THE                                         10 YEARS/
          CALENDAR YEAR ENDED              PAST        PAST        SINCE
          DECEMBER 31, 1997)             ONE YEAR    5 YEARS     INCEPTION
---------------------------------------------------------------------------
Investment Grade Portfolio* A              4.00%       6.35%       8.47%
---------------------------------------------------------------------------
                            B              3.51%       6.41%       7.98%+
---------------------------------------------------------------------------
                            C              6.55%       N/A         8.67%++
---------------------------------------------------------------------------
                            D              3.84%       N/A         7.90%++
---------------------------------------------------------------------------
ML Corporate Master Index**               10.39%       8.55%      10.08%
---------------------------------------------------------------------------

 * Includes sales charge.

** This unmanaged Index is comprised of all investment-grade corporate bonds rated BBB3 or higher, of all maturities. Past performance is not predictive of future performance.

 + Inception date is October 21, 1988.

++ Inception date is October 21, 1994.

6                                        MERRILL LYNCH CORPORATE BOND FUND, INC.

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

INTERMEDIATE TERM PORTFOLIO

The bar chart and table shown below provide an indication of the risks of investing in the Intermediate Term Portfolio. The bar chart shows changes in the Intermediate Term Portfolio's performance for Class A shares for the ten year period. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Intermediate Term Portfolio's shares for the periods shown with those of the Merrill Lynch Corporate BBB 5-10 Year Index and the ML Corporate BBB 1-10 Year Index. How the Intermediate Term Portfolio performed in the past is not necessarily an indication of how the Intermediate Term Portfolio will perform in the future.

                                  [BAR CHART]

1988       1989       1990       1991       1992       1993       1994       1995       1996      1997
 8%         12%        8%         16%        7%         12%       (4)%        18%        3%        8%

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.77% (quarter ended June 30, 1989) and the lowest return for a quarter was -3.59% (quarter ended March 31, 1994). The Intermediate Term Portfolio's year-to-date return as of September 30, 1998 was 7.18%.

       AVERAGE ANNUAL TOTAL RETURNS
               (AS OF THE                                                PAST
          CALENDAR YEAR ENDED                PAST       PAST 5        10 YEARS/
           DECEMBER 31, 1997)              ONE YEAR     YEARS      SINCE INCEPTION
-----------------------------------------------------------------------------------
Intermediate Term Portfolio* A               7.10%       6.96%          8.55%
-----------------------------------------------------------------------------------
                             B               6.62%       6.63%          6.73%+
-----------------------------------------------------------------------------------
                             C               6.58%         N/A          8.52%++
-----------------------------------------------------------------------------------
                             D               6.99%         N/A          8.65%++
-----------------------------------------------------------------------------------
ML Corporate BBB 5-10 Year Index**           9.38%       8.44%          9.91%
-----------------------------------------------------------------------------------
ML Corporate BBB 1-10 Year Index***          8.60%       7.77%          9.21%
-----------------------------------------------------------------------------------

  * Includes sales charge.

 ** This unmanaged Index is comprised of all investment-grade corporate bonds maturing in from five to ten years. Past performance is not predictive of future performance.

*** This unmanaged Index is comprised of all investment-grade corporate bonds maturing in from one to ten years.

  + Inception date is November 13, 1992.

 ++ Inception date is October 21, 1994.

MERRILL LYNCH CORPORATE BOND FUND, INC.                                        7

[KEY FACTS ICON] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:

SHAREHOLDER FEES -- fees paid directly from your investment. These include sales charges which you may pay when you buy or sell shares of a Portfolio.

EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER (THESE COSTS ARE DEDUCTED FROM EACH PORTFOLIO'S TOTAL ASSETS):

ANNUAL PORTFOLIO OPERATING EXPENSES -- expenses that cover the costs of operating a Portfolio.

MANAGEMENT FEE -- a fee paid to the Investment Adviser for managing a Portfolio.

DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Consultants.

ACCOUNT MAINTENANCE FEES -- fees used to compensate securities dealers for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------

Each Portfolio offers four different classes of shares; however, shares of the High Income Portfolio are not available for purchase except as described on page
23. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.

These tables show the different fees and expenses that you may pay if you buy and hold the different classes of shares of each Portfolio. Future expenses may be greater or less than those indicated below.

                                                                HIGH INCOME PORTFOLIO
                                                    ---------------------------------------------
 SHAREHOLDER FEES:                                  CLASS A    CLASS B(a)    CLASS C    CLASS D
-------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) imposed on
 purchases (as a percentage of offering price)      4.00%(b)   None          None       4.00%(b)
-------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as a
 percentage of original purchase price or
 redemption proceeds, whichever is lower)           None(c)    4.00%(b)      1.00%(b)   None(c)
-------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) imposed on
 Dividend Reinvestments                             None       None          None       None
-------------------------------------------------------------------------------------------------
 Redemption Fee                                     None       None          None       None
-------------------------------------------------------------------------------------------------
 Exchange Fee                                       None       None          None       None
-------------------------------------------------------------------------------------------------
 Maximum Account Fee                                None       None          None       None
-------------------------------------------------------------------------------------------------
 ANNUAL PORTFOLIO OPERATING EXPENSES:
-------------------------------------------------------------------------------------------------
 MANAGEMENT FEE(d)                                  0.41%      0.41%         0.41%      0.41%
-------------------------------------------------------------------------------------------------
 DISTRIBUTION AND/OR ACCOUNT MAINTENANCE
 (12B-1) FEES(e)                                    None       0.75%         0.80%      0.25%
-------------------------------------------------------------------------------------------------
 Other Expenses (including transfer agency
 fees)(f)                                           0.08%      0.09%         0.10%      0.08%
-------------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses(g)       0.49%      1.25%         1.31%      0.74%
-------------------------------------------------------------------------------------------------

(a) Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.

(b) Some investors may qualify for reductions in the sales charge (load).

(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(d) The Fund pays the Investment Adviser fees at annual rates that decrease as the total assets of the Fund's three Portfolios increase above certain levels. The fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates applicable to portions of the assets of each Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $500 million and $750 million (each such amount being a "breakpoint level"). These annual fee rates range from 0.55% to 0.40% for the High Income Portfolio and from 0.50% to 0.35% for the Investment Grade and Intermediate Term Portfolios. For the fiscal year ended September 30, 1998, the Investment Adviser received a fee equal to 0.40% of the aggregate of the average daily net assets of the three combined Portfolios.

(e) If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(f) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended September 30, 1998, the Fund paid the Transfer Agent fees totaling $5,854,833 for the High Income Portfolio. The Investment Adviser provides accounting services to the Fund at its cost. For the fiscal year ended September 30, 1998, the Fund reimbursed the Investment Adviser $512,372 for these services.

(g) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.


8                                        MERRILL LYNCH CORPORATE BOND FUND, INC.

[KEY FACTS ICON] Key Facts

                                                             INVESTMENT GRADE PORTFOLIO
                                                    ---------------------------------------------
 SHAREHOLDER FEES:                                  CLASS A    CLASS B(a)    CLASS C    CLASS D
-------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) imposed on
 purchases (as a percentage of offering price)      4.00%(b)   None          None       4.00%
-------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as a
 percentage of original purchase price or
 redemption proceeds, whichever is lower)           None(c)    4.0%(b)       1.0%(b)    None(c)
-------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) imposed on
 Dividend Reinvestments                             None       None          None       None
-------------------------------------------------------------------------------------------------
 Redemption Fee                                     None       None          None       None
-------------------------------------------------------------------------------------------------
 Exchange Fee                                       None       None          None       None
-------------------------------------------------------------------------------------------------
 Maximum Account Fee                                None       None          None       None
-------------------------------------------------------------------------------------------------
 ANNUAL PORTFOLIO OPERATING EXPENSES:
-------------------------------------------------------------------------------------------------
 MANAGEMENT FEE(d)                                  0.36%      0.36%         0.36%      0.36%
-------------------------------------------------------------------------------------------------
 DISTRIBUTION AND/OR ACCOUNT MAINTENANCE
 (12B-1) FEES(e)                                    None       0.75%         0.80%      0.25%
-------------------------------------------------------------------------------------------------
 Other Expenses (including transfer agency
 fees)(f)                                           0.22%      0.23%         0.24%      0.21%
-------------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses(g)       0.58%      1.34%         1.40%      0.82%
-------------------------------------------------------------------------------------------------

(a) Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.

(b) Some investors may qualify for reductions in the sales charge (load).

(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(d) The Fund pays the Investment Adviser fees at annual rates that decrease as the total assets of the Fund's three Portfolios increase above certain levels. The fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates applicable to portions of the assets of each Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $500 million and $750 million (each such amount being a "breakpoint level"). These annual fee rates range from 0.55% to 0.40% for the High Income Portfolio and from 0.50% to 0.35% for the Investment Grade and Intermediate Term Portfolios. For the fiscal year ended September 30, 1998, the Investment Adviser received a fee equal to 0.40% of the aggregate of the average daily net assets of the three combined Portfolios.

(e) If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(f) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended September 30, 1998, the Fund paid the Transfer Agent fees totaling $2,465,536 for the Investment Grade Portfolio. The Investment Adviser provides accounting services to the Fund at its cost. For the fiscal year ended September 30, 1998, the Fund reimbursed the Investment Adviser $75,981 for these services.

(g) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.

MERRILL LYNCH CORPORATE BOND FUND, INC.                                        9

[KEY FACTS ICON] Key Facts

                                                                 INTERMEDIATE TERM PORTFOLIO
                                                        ---------------------------------------------
 SHAREHOLDER FEES:                                      CLASS A    CLASS B(a)    CLASS C    CLASS D
-----------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) imposed on purchases
 (as a percentage of offering price)                    1.00%(c)   None          None       1.00%(c)
-----------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (as a
 percentage of original purchase price or
 redemption proceeds, whichever is lower)               None(b)    1.0%(b)       1.0%(b)    None(c)
-----------------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) imposed on Dividend
 Reinvestments                                          None       None          None       None
-----------------------------------------------------------------------------------------------------
 Redemption Fee                                         None       None          None       None
-----------------------------------------------------------------------------------------------------
 Exchange Fee                                           None       None          None       None
-----------------------------------------------------------------------------------------------------
 Maximum Account Fee                                    None       None          None       None
-----------------------------------------------------------------------------------------------------
 ANNUAL PORTFOLIO OPERATING EXPENSES:
-----------------------------------------------------------------------------------------------------
 MANAGEMENT FEE(d)                                      0.36%      0.36%         0.36%      0.36%
-----------------------------------------------------------------------------------------------------
 DISTRIBUTION AND/OR ACCOUNT MAINTENANCE (12b-1)
 FEES(e)                                                None       0.50%         0.50%      0.10%
-----------------------------------------------------------------------------------------------------
 Other Expenses (including transfer agency
 fees)(f)                                               0.31%      0.32%         0.34%      0.31%
-----------------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses(g)           0.67%      1.18%         1.20%      0.77%
-----------------------------------------------------------------------------------------------------

(a) Class B shares automatically convert to Class D shares about ten years after you buy them and will no longer be subject to distribution fees.

(b) Some investors may qualify for reductions in the sales charge (load).

(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(d) The Fund pays the Investment Adviser fees at annual rates that decrease as the total assets of the Fund's three Portfolios increase above certain levels. The fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates applicable to portions of the assets of each Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $500 million and $750 million (each such amount being a "breakpoint level"). These annual fee rates range from 0.55% to 0.40% for the High Income Portfolio and from 0.50% to 0.35% for the Investment Grade and Intermediate Term Portfolios. For the fiscal year ended September 30, 1998, the Investment Adviser received a fee equal to 0.40% of the aggregate of the average daily net assets of the three combined Portfolios.

(e) If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(f) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended September 30, 1998, the Fund paid the Transfer Agent fees totaling $1,156,400 for the Intermediate Term Portfolio. The Investment Adviser provides accounting services to the Fund at its cost. For the fiscal year ended September 30, 1998, the Fund reimbursed the Investment Adviser $34,351 for these services.

(g) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.

10                                       MERRILL LYNCH CORPORATE BOND FUND, INC.

EXAMPLES:

These examples are intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the indicated Portfolio for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the indicated Portfolio's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

                     HIGH INCOME PORTFOLIO                    INVESTMENT GRADE PORTFOLIO
---------------------------------------------------    -----------------------------------------
           1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------    -----------------------------------------
Class A     $448       $551       $663      $  991      $457       $578       $711      $1,097
---------------------------------------------------    -----------------------------------------
Class B     $527       $597       $686      $1,511      $537       $625       $734      $1,613
---------------------------------------------------    -----------------------------------------
Class C     $233       $415       $718      $1,579      $243       $443       $766      $1,680
---------------------------------------------------    -----------------------------------------
Class D     $473       $627       $795      $1,282      $480       $651       $837      $1,373
---------------------------------------------------    -----------------------------------------

                  INTERMEDIATE TERM PORTFOLIO
---------  -----------------------------------------
           1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------   ----------------------------------------
Class A     $168       $312       $470      $  926
---------   ----------------------------------------
Class B     $220       $375       $649      $1,432
---------   ----------------------------------------
Class C     $222       $381       $660      $1,455
---------   ----------------------------------------
Class D     $178       $344       $524      $1,045
---------   ----------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                     HIGH INCOME PORTFOLIO                    INVESTMENT GRADE PORTFOLIO
----------------------------------------------------   -----------------------------------------
           1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------    -----------------------------------------
Class A     $448       $551       $663      $  991      $457       $578       $711      $1,097
---------------------------------------------------    -----------------------------------------
Class B     $127       $397       $686      $1,511      $137       $425       $734      $1,613
---------------------------------------------------    -----------------------------------------
Class C     $133       $415       $718      $1,579      $143       $443       $766      $1,680
---------------------------------------------------    -----------------------------------------
Class D     $473       $627       $795      $1,282      $480       $651       $837      $1,373
---------------------------------------------------    -----------------------------------------

                  INTERMEDIATE TERM PORTFOLIO
---------  -----------------------------------------
           1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------  -----------------------------------------
Class A     $168       $312       $470      $  926
---------  -----------------------------------------
Class B     $120       $375       $649      $1,432
---------  -----------------------------------------
Class C     $122       $381       $660      $1,455
---------  -----------------------------------------
Class D     $178       $344       $524      $1,045
---------  -----------------------------------------

MERRILL LYNCH CORPORATE BOND FUND, INC.                                       11

Details About the Fund [DETAILS ABOUT THE FUND ICON]

ILLIQUID SECURITIES -- securities that cannot be resold within seven days under normal circumstances at current value or that have contractual or legal restrictions on resale.

DISTRESSED SECURITIES -- securities that are subject to bankruptcy proceedings or are in default or at risk of being in default.

YIELD -- the income generated by an investment in a Portfolio.

HOW EACH PORTFOLIO INVESTS
--------------------------------------------------------------------------------

The main goal of each Portfolio is current income. Each Portfolio also seeks growth of capital when consistent with its primary goal of current income. Each Portfolio invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, convertible securities, preferred stocks and government debt obligations.

Under normal circumstances, each Portfolio anticipates investing more than 90% of its assets in fixed-income securities. In addition, as a matter of operating policy, each Portfolio will invest at least 65% of its assets in corporate bonds, under normal circumstances. Each Portfolio may invest up to 25% of its assets in foreign securities. Each Portfolio may also invest up to 15% of its total assets in ILLIQUID SECURITIES. The Portfolios do not intend to invest in common stocks or other equity securities. However, the High Income Portfolio may acquire such securities, other than preferred stocks, in unit offerings with fixed-income securities or in connection with a conversion or exchange of fixed-income securities.

Each Portfolio may continue to hold securities which, after being purchased by the Portfolio, are downgraded to a rating below that which the Portfolio primarily invests.

Under unusual market or economic conditions, each Portfolio may, for temporary defensive or other purposes, invest up to 100% of its assets in U.S. government securities, certificates of deposit, bankers' acceptances, commercial paper rated in the highest rating category by a recognized rating service, cash or other high quality fixed-income securities that are consistent with the Portfolio's objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

Each Portfolio may purchase or sell futures contracts and options thereon for hedging purposes. Each Portfolio may also purchase or sell options on debt securities for hedging purposes, as well as to increase the return on their portfolio investments. Each Portfolio may also lend its portfolio securities, invest in repurchase agreements, when issued and delayed delivery securities, make forward commitments, and (in the case of the High Income Portfolio) enter into standby commitment agreements.

HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------
The High Income Portfolio invests primarily in fixed-income securities that are rated Baa or lower by Moody's or BBB or lower by S&P, or are unrated


12                                       MERRILL LYNCH CORPORATE BOND FUND, INC.

ABOUT THE PORTFOLIO MANAGERS

Vincent T. Lathbury is a Senior Vice President and a portfolio manager of the High Income Portfolio. Mr. Lathbury has been a First Vice President of Merrill Lynch Asset Management since 1997 and was a Vice President from 1982 to 1997. Mr. Lathbury has been primarily responsible for the management of the High Income Portfolio since 1982.

Christopher G. Ayoub is a Senior Vice President and a portfolio manager of the Investment Grade Portfolio and Intermediate Term Portfolio. Mr. Ayoub has served as First Vice President of Merrill Lynch Asset Management since 1997, was a Vice President from 1985 to 1997, and an Assistant Vice President from 1984 to 1985.

ABOUT THE INVESTMENT ADVISER

The Fund is managed by Fund Asset Management.

securities that Fund management believes are of comparable quality. Securities rated below Baa or BBB are commonly known as "junk bonds." The High Income Portfolio may invest up to 100% of its assets in junk bonds. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high-risk investments that may suffer income and principal losses for the High Income Portfolio. The High Income Portfolio may invest up to 15% of its total assets in secondary market purchases of corporate loans. The High Income Portfolio may also invest up to 10% of its total assets in DISTRESSED SECURITIES. The High Income Portfolio may invest in higher rated fixed-income securities if the risk of loss of income and principal to the Portfolio may be substantially reduced with only a small decrease in YIELD.

INVESTMENT GRADE PORTFOLIO
--------------------------------------------------------------------------------

The Investment Grade Portfolio invests primarily in long-term, fixed-income securities that are rated in the three highest rating categories of the recognized rating services (A or better by Moody's or S&P). Securities with credit quality in any of the four highest rating categories are known as "investment grade" securities. The risks of the Investment Grade Portfolio should be reduced by the credit quality of the bonds in which it invests. However, because of the longer maturities of such bonds, the net asset value of the Investment Grade Portfolio may experience large price fluctuations in response to changes in interest rates. The Investment Grade Portfolio will attempt to minimize price decreases and maximize price increases due to interest rate changes by actively trading its securities in order to change the average maturity or credit quality of the bonds in the portfolio.

INTERMEDIATE TERM PORTFOLIO
--------------------------------------------------------------------------------
The Intermediate Term Portfolio invests primarily in fixed-income securities that are rated in the four highest rating categories of the recognized rating services (Baa or better by Moody's or BBB or better by S&P). The Intermediate Term Portfolio will invest primarily in securities that will mature within ten years. However, the Intermediate Term Portfolio anticipates holding securities with an average remaining maturity of five to seven years, depending on market conditions. Because the Intermediate Term Portfolio buys securities with shorter maturities, changes in interest rates


MERRILL LYNCH CORPORATE BOND FUND, INC.                                       13

[DETAILS ABOUT THE FUND ICON] Details About the Fund

should have less of an effect on the net asset value of the Intermediate Term Portfolio than on the net asset value of the other two Portfolios. However, the Intermediate Term Portfolio will usually offer a lower yield than the other two Portfolios.

Each Portfolio may continue to hold securities which, after being purchased by the Portfolio, are downgraded to a rating below that which the Portfolio primarily invests.

Under unusual market or economic conditions, each Portfolio may, for temporary defensive or other purposes, invest up to 100% of its assets in U.S. government securities, certificates of deposit, bankers' acceptances, commercial paper rated in the highest rating category by a recognized rating service, cash or other high quality fixed-income securities that are consistent with the Portfolio's objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

Each Portfolio may purchase or sell futures contracts and options thereon for hedging purposes. Each Portfolio may also purchase or sell options on debt securities for hedging purposes, as well as to increase the return on their portfolio investments. Each Portfolio may also lend its portfolio securities, invest in repurchase agreements, when-issued and delayed-delivery securities, make forward commitments, and (in the case of the High Income Portfolio) enter into standby commitment agreements. For further information on these investments, see the Statement of Additional Information.

INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Portfolios. As with any mutual fund, there can be no guarantee that any Portfolio will meet its goals or that any Portfolio's performance will be positive for any period of time.

MARKET AND SELECTION RISK -- Market risk is the risk that the stock or bond markets will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the market or other funds with similar investment objectives and investment strategies.

14                                       MERRILL LYNCH CORPORATE BOND FUND, INC.

CREDIT RISK -- Credit risk is the risk that the issuer of debt securities will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

INTEREST RATE RISK -- Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Risks associated with certain types of securities in which the Portfolios may invest include:

JUNK BONDS -- The High Income Portfolio invests primarily in junk bonds. Although junk bonds generally pay higher rates of interest than investment grade bonds, there is a greater risk of loss of income or principal. Junk bonds are high-risk investments that may cause losses in the High Income Portfolio. The major risks in junk bond investments include:

       - Junk bonds may be issued by less creditworthy companies. Junk bonds are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

       - Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

       - Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the High Income Portfolio before it matures. If the issuer redeemed the junk bonds, the High Income Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

MERRILL LYNCH CORPORATE BOND FUND, INC.                                       15

[DETAILS ABOUT THE FUND ICON] Details About the Fund

       - Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

       - Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the High Income Portfolio's securities than in the case with securities trading in a more liquid market.

       - The High Income Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

DISTRESSED SECURITIES -- The High Income Portfolio may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, the High Income Portfolio will invest in distressed securities when Fund management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. The High Income Portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange may be subject to restrictions or resale.

CORPORATE LOANS -- Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks or the London Interbank Offered Rate ("LIBOR"). As a result, the value of corporate loan investments generally is less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the High Income Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these

16                                       MERRILL LYNCH CORPORATE BOND FUND, INC.

obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate agent arranges the corporate loans and holds collateral and accepts payments of principal and interest. By investing in a corporate loan, the Portfolio becomes a member of the syndicate. If the agent developed financial problems, the Portfolio may not recover its investment.

The corporate loans in which the High Income Portfolio invests can be expected to provide higher yields than bonds and notes that have investment grade ratings, but may be subject to greater risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans, and when there is collateral, the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Portfolio's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive any interest during the delay.

ILLIQUID SECURITIES -- Each Portfolio may invest up to 15% of its assets in illiquid securities. If any Portfolio buys illiquid securities it may be unable to resell them or may be able to sell them only at a price below current value.

FOREIGN SECURITIES -- Since each Portfolio may invest in foreign securities, the Portfolios offer the potential for more diversification than funds that invest only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, foreign investments involve special risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets.

       - The economies of certain foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross national product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international

MERRILL LYNCH CORPORATE BOND FUND, INC.                                       17

[DETAILS ABOUT THE FUND ICON] Details About the Fund

         trading patterns, trade barriers, and other protectionist or retaliatory measures.

       - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.

       - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio's ability to purchase or sell foreign securities or transfer its assets or income back into the U.S., or otherwise adversely affect a Portfolio's operations.

       - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries.

       - Because there are fewer investors in foreign markets and a smaller number of securities traded each day, it may be difficult for a Portfolio to buy and sell securities on those markets.

       - Non-U.S. markets have different clearance and settlement procedures, and in certain markets settlements may be unable to keep pace with the volume of securities transactions which may cause delays. This means that a Portfolio's assets may be uninvested and not earning returns. A Portfolio may miss investment opportunities or be unable to dispose of a security because of these delays.

SOVEREIGN DEBT -- Each Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt subject a Portfolio to the risk that a government entity may delay or refuse to pay interest or repayment of principal on its sovereign debt. Some of these reasons may include: cash flow

18                                       MERRILL LYNCH CORPORATE BOND FUND, INC.

problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU) -- A number of European countries have agreed to enter into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which will be introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) will be redenominated in the euro. Thereafter, these securities will trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Portfolios invests, the Portfolios could be adversely affected:

       - If the euro, or EMU as a whole, does not take effect as planned.

       - If a participating country withdraws from EMU.

       - If the computing, accounting and trading systems used by the Portfolios' service providers, or by other entities with which the Portfolios or their service providers do business, difficult for a Portfolio to buy and sell securities on those markets.

SECURITIES LENDING -- Each Portfolio may lend securities to financial institutions which provide government securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the loaned securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Portfolio.

BORROWING AND LEVERAGE -- Each Portfolio may borrow for temporary emergency purposes, including meeting redemptions. Borrowing may exaggerate changes in the net asset value of each Portfolio's shares and its yield. Borrowing will cost each Portfolio interest expenses and other

MERRILL LYNCH CORPORATE BOND FUND, INC.                                       19

[DETAILS ABOUT THE FUND ICON] Details About the Fund

fees. The cost of borrowing may reduce each Portfolio's return. Certain securities that each Portfolio buys may create leverage, including for example when issued and delayed delivery securities, forward commitments, options, warrants and repurchase agreements.

DERIVATIVES -- Each Portfolio may use derivatives. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index (such as the S&P 500). Derivatives allow the Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Each Portfolio may use futures, forwards and options. Derivatives are volatile and involve significant risks, including:

       - LEVERAGE RISK -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

       - CREDIT RISK -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

       - CURRENCY RISK -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

       - LIQUIDITY RISK -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

20                                       MERRILL LYNCH CORPORATE BOND FUND, INC.

YOUR ACCOUNT [YOUR ACCOUNT ICON]

MERRILL LYNCH SELECT PRICING(SM) SYSTEM
--------------------------------------------------------------------------------

Each Portfolio offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class A or D shares, you pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25% for the High Income Portfolio and Investment Grade Portfolio, and a 0.10% account maintenance fee for the Intermediate Term Portfolio. If you select Class B or C shares, you can invest the full amount of your purchase price but you will be subject to a distribution fee and account maintenance fee payable over time and possibly a deferred sales charge when you sell shares. You may be eligible for a sales charge waiver. See below.

If you purchase Class B shares, you pay an account maintenance fee of 0.25% on an ongoing basis. If you purchase Class C shares, you pay an account maintenance fee of 0.25% for the High Income Portfolio and Investment Grade Portfolio, and a 0.25% account maintenance fee for the Intermediate Term Portfolio. In addition, if you purchase Class B or C shares of the High Income Portfolio or Investment Grade Portfolio you pay distribution fees of 0.50% and 0.55% on Class B and C shares, respectively, on an ongoing basis. If you purchase Class B and C shares of the Intermediate Term Portfolio you pay distribution fees of 0.25% on an ongoing basis. Because these fees are paid out of each Portfolio's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge.

It should be noted that each class of shares of the High Income Portfolio is no longer available for purchase (or exchange), except as follows: shareholders of the High Income Portfolio can continue to elect to have dividends and distributions paid on shares of the High Income Portfolio reinvested in additional shares of the High Income Portfolio; certain participants in employer-sponsored retirement or savings plans, including eligible 401k plans, continue to be permitted to purchase shares of the High Income Portfolio through such plans; shares of the High Income Portfolio continue to be available for purchase by participants in certain fee-based programs,

MERRILL LYNCH CORPORATE BOND FUND, INC.                                       21

[YOUR ACCOUNT ICON] Your Account

such as the Mutual Fund Advisor program administered by Merrill Lynch; and shares of the High Income Portfolio continue to be available for purchase in single transactions over $1,000,000. Class A, B, C, and D shares of the High Income Portfolio will also be available for purchase by existing shareholders of the High Income Portfolio.

Each Portfolio's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.

22                                       MERRILL LYNCH CORPORATE BOND FUND, INC.

The table below summarizes key features of the Merrill Lynch Select Pricing(SM) System.*

                                   CLASS A                       CLASS B                       CLASS C
---------------------------------------------------------------------------------------------------------------
Availability               Limited to certain            Generally available           Generally available
                           investors including:          through Merrill Lynch.        through Merrill Lynch.
                           - Current Class A             Limited availability          Limited availability
                             shareholders                through other securities      through other securities
                           - Certain Retirement          dealers.                      dealers. Shares of the
                             Plans                                                     Intermediate Term
                           - Participants in                                           Portfolio are available
                             certain Merrill Lynch                                     only through the
                             sponsored programs                                        Exchange Privilege.
                           - Certain affiliates of
                             Merrill Lynch.


---------------------------------------------------------------------------------------------------------------
Initial Sales Charge?      Yes. Payable at time of       No. Entire purchase           No. Entire purchase
                           purchase. Lower sales         price is invested in          price is invested in
                           charges available for         shares of the Fund.           shares of the Fund.
                           larger investments.
---------------------------------------------------------------------------------------------------------------
Deferred Sales             No.                           Yes. Payable if you           Yes. 1% Payable if you
Charge?                                                  redeem within four years      redeem within one year
                                                         of purchase for the High      of purchase.
                                                         Income Portfolio and the
                                                         Investment Grade
                                                         Portfolio. One year for
                                                         the Intermediate Term
                                                         Portfolio.
---------------------------------------------------------------------------------------------------------------
Account Maintenance        No.                           0.25% Account                 0.25% Account
and Distribution                                         Maintenance Fee. 0.50%        Maintenance Fee for the
Fees?                                                    Distribution Fee for the      High Income Portfolio
                                                         High Income Portfolio         and Investment Grade
                                                         and Investment Grade          Portfolio, and a 0.25%
                                                         Portfolio, and 0.25%          Account Maintenance Fee
                                                         Distribution Fee for the      for the Intermediate
                                                         Intermediate Term             Term Portfolio. 0.55%
                                                         Portfolio.                    Distribution Fee for the
                                                                                       High Income Portfolio
                                                                                       and Investment Grade
                                                                                       Portfolio, and 0.25%
                                                                                       Distribution Fee for the
                                                                                       Intermediate Term
                                                                                       Portfolio.
---------------------------------------------------------------------------------------------------------------
Conversion to Class D      No.                           Yes, automatically after      No.
shares?                                                  approximately ten years.
---------------------------------------------------------------------------------------------------------------

                               CLASS D
---------------------------------------------------
Availability           Generally available
                       through Merrill Lynch.
                       Limited availability
                       through other securities
                       dealers.
---------------------------------------------------
Initial Sales Charge?  Yes. Payable at time of
                       purchase. Lower sales
                       charges available for
                       larger investments.
---------------------------------------------------
Deferred Sales         No.
Charge?
---------------------------------------------------
Account Maintenance    0.25% Account
and Distribution       Maintenance Fee for the
Fees?                  High Income Portfolio
                       and Investment Grade
                       Portfolio, and a 0.10%
                       Account Maintenance Fee
                       for the Intermediate
                       Term Portfolio. No
                       Distribution Fee.
---------------------------------------------------
Conversion to Class D  No.
shares?
---------------------------------------------------

    * Except as described above on page 23, each class of shares of the High Income Portfolio is no longer available for purchase.

MERRILL LYNCH CORPORATE BOND FUND, INC.                                    23

[YOUR ACCOUNT ICON] Your Account

CLASS A AND CLASS D SHARES -- INITIAL SALES CHARGE OPTIONS

If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

              HIGH INCOME PORTFOLIO*** AND INVESTMENT GRADE PORTFOLIO
-----------------------------------------------------------------------------------
                                                                        DEALER
                                                                     COMPENSATION
                              AS A % OF            AS A % OF           AS A % OF
     YOUR INVESTMENT        OFFERING PRICE     YOUR INVESTMENT*     OFFERING PRICE
-----------------------------------------------------------------------------------
Less than $25,000               4.00%                4.17%               3.75%
-----------------------------------------------------------------------------------
$25,000 but less than
$50,000                         3.75%                3.90%               3.50%
-----------------------------------------------------------------------------------
$50,000 but less than
$100,000                        3.25%                3.36%               3.00%
-----------------------------------------------------------------------------------
$100,000 but less than
$250,000                        2.50%                2.56%               2.25%
-----------------------------------------------------------------------------------
$250,000 but less than
$1,000,000                      1.50%                1.52%               1.25%
-----------------------------------------------------------------------------------
$1,000,000 and over**           0.00%                0.00%               0.00%
-----------------------------------------------------------------------------------

                            INTERMEDIATE TERM PORTFOLIO
-----------------------------------------------------------------------------------
                                                                        DEALER
                                                                     COMPENSATION
                              AS A % OF            AS A % OF           AS A % OF
     YOUR INVESTMENT        OFFERING PRICE     YOUR INVESTMENT*     OFFERING PRICE
-----------------------------------------------------------------------------------
Less than $100,000              1.00%                1.01%               0.95%
-----------------------------------------------------------------------------------
$100,000 but less than
$250,000                        0.75%                0.76%               0.70%
-----------------------------------------------------------------------------------
$250,000 but less than
$500,000                        0.50%                0.50%               0.45%
-----------------------------------------------------------------------------------
$500,000 but less than
$1,000,000                      0.30%                0.30%               0.27%
-----------------------------------------------------------------------------------
$1,000,000 and over**           0.00%                0.00%               0.00%
-----------------------------------------------------------------------------------

  * Rounded to the nearest one-hundredth percent.

 ** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% (for the High Income Portfolio and Investment Grade Portfolio) or 0.20% (for the Intermediate Term Portfolio) of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.
*** Shares of any class of the High Income Portfolio are no longer available for purchase. See discussion above on page 23.

24                                       MERRILL LYNCH CORPORATE BOND FUND, INC.

RIGHT OF ACCUMULATION -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing System funds that you agree to buy within a 13 month period. Certain restrictions apply.


No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends or distributions.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

       - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT.
       - Merrill Lynch Blueprint(SM) Program participants.
       - TMA(SM) Managed Trusts.
       - Certain Merrill Lynch investment or central asset accounts.
       - Certain employer-sponsored retirement or savings plans.
       - Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances.
       - Certain investors, including directors of Merrill Lynch mutual funds and Merrill Lynch employees.
       - Certain Merrill Lynch fee-based programs.

Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to an account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

CLASS B AND CLASS C SHARES -- DEFERRED SALES CHARGE OPTIONS

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years (or within one year for the Intermediate Term Portfolio) after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay account maintenance fees of 0.25% (or 0.10% for Class D shares of the Intermediate


MERRILL LYNCH CORPORATE BOND FUND, INC.                                       25

[YOUR ACCOUNT ICON] Your Account

Term Portfolio) and distribution fees each year under a distribution plan that the Fund has adopted under Rule 12b-1. If you invest in the High Income Portfolio or Investment Grade Portfolio, you will pay distribution fees for your Class B and C shares in the amount of 0.50% or 0.55%, respectively, of your investment each year. Distribution fees for Class B and Class C shares of the Intermediate Term Portfolio are 0.25% each year. Because these fees are paid out of each Portfolio's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Portfolio shares.

CLASS B SHARES

If you redeem Class B shares within four years (or within one year for the Intermediate Term Portfolio) after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedules:

HIGH INCOME PORTFOLIO AND INVESTMENT GRADE PORTFOLIO
-----------------------------------------------------
    YEARS SINCE PURCHASE           SALES CHARGE*
-----------------------------------------------------
0 - 1                          4.00%
-----------------------------------------------------
1 - 2                          3.00%
-----------------------------------------------------
2 - 3                          2.00%
-----------------------------------------------------
3 - 4                          1.00%
-----------------------------------------------------
4 AND THEREAFTER               0.00%
-----------------------------------------------------

       INTERMEDIATE TERM PORTFOLIO
-----------------------------------------
  YEAR SINCE PURCHASE     SALES CHARGE*
-----------------------------------------
0 - 1                    1.00%
-----------------------------------------
1 AND THEREAFTER         0.00%
-----------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends or distributions are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

26                                       MERRILL LYNCH CORPORATE BOND FUND, INC.

The deferred sales charge relating to Class B shares will be reduced or waived in certain circumstances, such as:

       - Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.
       - Redemption by certain eligible 401(a) and 401(k) plans and group plans participating in the Merrill Lynch Blueprint Program and certain retirement plan rollovers.
       - Redemption in connection with participation in certain Merrill Lynch fee-based programs.
       - Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate.
       - Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established.
       - Withdrawals resulting from closure by Merrill Lynch of the account in which shares of the fund are held.

Your Class B shares convert automatically into Class D shares approximately ten years after purchase. Any Class B shares received through reinvestment of dividends or distributions paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for federal income tax purposes.

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you exchange Class B shares with an eight-year conversion schedule for Class B shares with a ten-year conversion schedule, or vice versa, the conversion schedule applicable to the Class B shares acquired in the exchange will apply. If you acquire your Class B shares in an exchange from another fund, the Fund's ten year conversion schedule will apply. If you exchange your Class B shares in a Portfolio for Class B shares of another fund, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

MERRILL LYNCH CORPORATE BOND FUND, INC.                                       27

[YOUR ACCOUNT ICON] Your Account

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or distributions. The deferred sales charge relating to Class C shares will be reduced or waived in the same circumstances as Class B shares, except the deferred sales charge relating to Class C shares will not be waived in the event of shareholder death or disability.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

28                                       MERRILL LYNCH CORPORATE BOND FUND, INC.

  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
Buy Shares               First, select the share class              Refer to the Merrill Lynch Select Pricing table on page 25.
                         appropriate for you                        Be sure to read this prospectus carefully.
                         -------------------------------------------------------------------------------------------------------
                         Next, determine the amount of your         The minimum initial investment for a Portfolio is $1,000 for
                         investment                                 all accounts except:
                                                                    - $500 for Employee Access(SM) Accounts
                                                                    - $250 for certain Merrill Lynch fee-based programs
                                                                    - $100 for Merrill Lynch Blueprint(SM) Program
                                                                    - $100 for retirement plans

                                                                    (The minimums for initial investments may be waived under
                                                                    certain circumstances.)
                         -------------------------------------------------------------------------------------------------------
                         Have your Merrill Lynch Financial          The price of your shares is based on next calculation of net
                         Consultant or securities dealer            asset value after your order is placed. Any purchase orders
                         submit your purchase order                 placed within fifteen minutes after the close of business on the New York Stock Exchange (generally 4:00 pm Eastern time)
                                                                    will be priced at the net asset value determined that day.

                                                                    Purchase orders placed after that time will be priced at the net asset value determined on the next business day. Each
                                                                    Portfolio may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a processing fee to confirm a purchase. This fee is currently
                                                                    $5.35.
                         -------------------------------------------------------------------------------------------------------
                         Or contact the Transfer Agent              You can purchase shares of a Portfolio directly by mailing a purchase order to the Transfer Agent at the address on the inside back cover of this prospectus.
--------------------------------------------------------------------------------------------------------------------------------
Add to Your              Purchase additional shares                 The minimum investment for additional purchases is $50 for
Investment                                                          all accounts except that retirement plans have a minimum
                                                                    additional purchase of $1.

                                                                    (The minimums for additional purchases may be waived under certain circumstances.)
                         -------------------------------------------------------------------------------------------------------
                         Acquire additional shares through the      All dividends and capital gains distributions are
                         automatic dividend reinvestment plan       automatically reinvested without a sales charge.
                         -------------------------------------------------------------------------------------------------------
                         Participate in the automatic               You may invest a specific amount on a periodic basis through
                         investment plan                            certain Merrill Lynch investment or central asset accounts.
--------------------------------------------------------------------------------------------------------------------------------
Transfer Shares to       Transfer to a participating                You may transfer your shares of a Portfolio only to another
Another Securities       securities dealer                          securities dealer that has entered into an agreement with
Dealer                                                              Merrill Lynch. All shareholder services will be available
                                                                    for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All
                                                                    future trading of these assets must be coordinated by the
                                                                    receiving firm.
                         -------------------------------------------------------------------------------------------------------

MERRILL LYNCH CORPORATE BOND FUND, INC.                                       29

[YOUR ACCOUNT ICON] Your Account

  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
Transfer Shares to       Transfer to a non-participating            You must either:
Another Securities       securities dealer                          - Transfer your shares to an account with the Transfer
Dealer (continued)                                                    Agent; or
                                                                    - Sell your shares.
--------------------------------------------------------------------------------------------------------------------------------
Sell Your Shares         Have your Merrill Lynch Financial          The price of your shares is based on the next calculation of
                         Consultant or securities dealer            net asset value after your order is placed. For your
                         submit your sales order                    request, you must submit your request to your dealer within fifteen minutes after that day's close of business on the
                                                                    New York Stock Exchange (generally 4:00 p.m. Eastern time).
                                                                    Any redemption request placed from a dealer after that time will be priced at the net asset value at the close of
                                                                    business on the next business day. Dealers must submit
                                                                    redemption requests to the Fund not more than thirty minutes after the close of business on the New York Stock Exchange.

                                                                    Securities dealers, including Merrill Lynch, may charge a
                                                                    fee to process a redemption of shares. Merrill Lynch
                                                                    currently charges a fee of $5.35. No processing fee is
                                                                    charged if you redeem shares held by the Transfer Agent.

                                                                    The Fund may reject an order to sell shares under certain
                                                                    circumstances.
                         -------------------------------------------------------------------------------------------------------
                         Sell through the Transfer Agent            You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                                    sign the letter and signatures must be guaranteed. If you
                                                                    hold stock certificates, return the certificates with the
                                                                    letter. The Transfer Agent will normally mail redemption
                                                                    proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your
                                                                    proceeds. This delay will usually not exceed ten days.

                                                                    If you hold share certificates, they must be delivered to
                                                                    the Transfer Agent before they can be converted. Check with the Transfer Agent or your Merrill Lynch Financial
                                                                    Consultant for details.
--------------------------------------------------------------------------------------------------------------------------------

30                                       MERRILL LYNCH CORPORATE BOND FUND, INC.

  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
Sell Shares              Participate in the Fund's                  You can choose to receive systematic payments from your Fund
Systematically           Systematic Withdrawal Plan                 account either by check or through direct deposit to your
                                                                    bank account on a monthly or quarterly basis. If you have a
                                                                    Merrill Lynch CMA(R), CBA(R) or Retirement Account you can
                                                                    arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method
                                                                    you must have dividends and other distributions
                                                                    automatically reinvested. For Class B and C shares your
                                                                    total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is
                                                                    established. The deferred sales charge is waived for
                                                                    systematic redemptions. Ask your Merrill Lynch Financial
                                                                    Consultant for details.
--------------------------------------------------------------------------------------------------------------------------------
Exchange Your            Select the fund into which you want        You can exchange your shares of a Portfolio for shares of
Shares                   to exchange. Be sure to read that          many other Merrill Lynch mutual funds. You must have held
                         fund's prospectus                          the shares used in the exchange for at least 15 calendar
                                                                    days before you can exchange to another fund.

                                                                    Each class of Portfolio shares is generally exchangeable for shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no
                                                                    Class A shares, you will exchange into Class D shares.

                                                                    Some of the Merrill Lynch mutual funds impose a different
                                                                    initial or deferred sales charge schedule. If you exchange
                                                                    Class A or D shares for shares of a fund with a higher
                                                                    initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you
                                                                    exchange Class B shares for shares of a fund with a
                                                                    different deferred sales charge schedule, the higher
                                                                    schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding
                                                                    period for calculating a deferred sales charge at
                                                                    redemption. If you exchange Class A or D shares for money
                                                                    market fund shares, you will receive Class A shares of
                                                                    Summit Cash Reserves Fund. Class B or C shares of a
                                                                    Portfolio will be exchanged for Class B shares of Summit.

                                                                    Although there is currently no limit on the number of
                                                                    exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
--------------------------------------------------------------------------------------------------------------------------------

MERRILL LYNCH CORPORATE BOND FUND, INC.                                       31

[YOUR ACCOUNT ICON] Your Account

NET ASSET VALUE -- the market value of a Portfolio's total assets after deducting liabilities, divided by the number of shares outstanding.


HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. Each Portfolio calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Portfolio may trade on weekends or other days when a Portfolio does not price its shares. As a result, a Portfolio's net asset value may change on days when you will not be able to purchase or redeem the Portfolio's shares.

Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of the particular Portfolio or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.



32                                       MERRILL LYNCH CORPORATE BOND FUND, INC.

DIVIDENDS -- income paid to shareholders. Dividends may be reinvested in additional Portfolio shares as they are paid.

DISTRIBUTIONS -- capital gains paid to shareholders. Distributions may be reinvested in additional Portfolio shares as they are paid.

"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Portfolio pays a dividend or distribution. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Before investing you may want to consult your tax adviser.


Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS, CAPITAL GAINS AND TAXES
--------------------------------------------------------------------------------

Each Portfolio will distribute any net investment income monthly, and any net realized capital gains annually. If your account is with Merrill Lynch and you would like to receive DIVIDENDS and DISTRIBUTIONS in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends and distributions in cash, contact the Transfer Agent.

You will pay tax on dividends and distributions from a Portfolio whether you receive them in cash or additional shares. If you redeem Portfolio shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. Each Portfolio intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains are taxed at different rates than ordinary income.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, each Portfolio's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by each Portfolio may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, the Portfolios must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current federal tax law of an investment in a Portfolio. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Portfolio under all applicable tax laws.



MERRILL LYNCH CORPORATE BOND FUND, INC.                                       33

Management of the Fund [MANAGEMENT OF THE FUND ICON]


FUND ASSET MANAGEMENT
--------------------------------------------------------------------------------

Fund Asset Management, L.P., the Fund's Investment Adviser, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Portfolios. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K., an affiliate, under which the Investment Adviser may pay a fee for services it receives.

                                                                      FOR THE FISCAL YEAR
                                                  AVERAGE ANNUAL      ENDED SEPTEMBER 30,
                                                 INVESTMENT RATE*             1998
--------------------------------------------------------------------------------------------
High Income Portfolio                                  .41%               $31,867,154
--------------------------------------------------------------------------------------------
Investment Grade Portfolio                             .36%               $ 4,551,338
--------------------------------------------------------------------------------------------
Intermediate Term Portfolio                            .36%               $ 1,541,245
--------------------------------------------------------------------------------------------
Total                                                   --                $37,959,737
--------------------------------------------------------------------------------------------

* As a % of average daily net assets.

Fund Asset Management is part of Merrill Lynch Asset Management Group, which had approximately $483 billion in investment company and other portfolio assets under management as of October 1998. This amount includes assets managed for Merrill Lynch affiliates.

A NOTE ABOUT YEAR 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Portfolios invest, and this could hurt the Portfolios' investment returns.

34                                       MERRILL LYNCH CORPORATE BOND FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand each Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the indicated Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with each Portfolio's financial statements, are included in the Fund's annual report, which is available upon request.

The following per share data and ratios have been derived from information provided in each Portfolio's audited financial statements.

                             HIGH INCOME PORTFOLIO
-------------------------------------------------------------------------------
                                                             CLASS A
                                                  -----------------------------
                                                  FOR THE YEAR ENDED SEPT. 30,
                                                  -----------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:             1998               1997#
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
-------------------------------------------------------------------------------
Net asset value, beginning of year                $   8.29           $     7.93
-------------------------------------------------------------------------------
Investment income -- net                               .75                  .74
-------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                                  (1.19)                 .36
-------------------------------------------------------------------------------
Total from investment operations                      (.44)                1.10
-------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net                             (.75)                (.74)
 In excess of investment income -- net                  --                   --
 Realized gain on investments -- net                  (.05)                  --
-------------------------------------------------------------------------------
Total dividends and distributions                     (.80)                (.74)
-------------------------------------------------------------------------------
Net asset value, end of year                      $   7.05           $     8.29
-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
-------------------------------------------------------------------------------
Based on net asset value per share                   (5.98%)              14.58%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------
Expenses                                               .49%                 .51%
-------------------------------------------------------------------------------
Investment income -- net                              9.40%                9.23%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------
Net assets, end of year (in thousands)            $922,820           $1,044,799
-------------------------------------------------------------------------------
Portfolio turnover                                   41.97%               38.58%
-------------------------------------------------------------------------------

                            HIGH INCOME PORTFOLIO
---------------------------------------------------------------------------------------
                                                            CLASS A
                                         ----------------------------------------------
                                                  FOR THE YEAR ENDED SEPT. 30,
                                         ----------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:   1996*               1995               1994
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------
Net asset value, beginning of year       $   7.80           $   7.66           $   8.13
---------------------------------------------------------------------------------------
Investment income -- net                      .75                .81                .75
---------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                           .14                .14               (.47)
---------------------------------------------------------------------------------------
Total from investment operations              .89                .95                .28
---------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net                    (.76)              (.81)              (.75)
 In excess of investment income -- net         --+                --                 --
 Realized gain on investments -- net           --                 --                 --
---------------------------------------------------------------------------------------
Total dividends and distributions            (.76)              (.81)              (.75)
---------------------------------------------------------------------------------------
Net asset value, end of year             $   7.93           $   7.80           $   7.66
---------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
---------------------------------------------------------------------------------------
Based on net asset value per share          11.95%             13.27%              3.42%
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------
Expenses                                      .51%               .55%               .53%
---------------------------------------------------------------------------------------
Investment income -- net                     9.57%             10.70%              9.27%
---------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $947,479           $902,321           $876,573
---------------------------------------------------------------------------------------
Portfolio turnover                          32.44%             24.58%             32.52%
---------------------------------------------------------------------------------------

  *  Total investment returns exclude the effects of sales loads.
  #  Based on average shares outstanding.
  +  Amount is less than $.01 per share.

MERRILL LYNCH CORPORATE BOND FUND, INC.                                     35

[MANAGEMENT OF THE FUND ICON] MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

                                     HIGH INCOME PORTFOLIO
------------------------------------------------------------------------------------------------
                                                                    CLASS B
                                                ------------------------------------------------
                                                          FOR THE YEAR ENDED SEPT. 30,
                                                ------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:            1998              1997#              1996#
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $     8.30         $     7.93         $     7.80
------------------------------------------------------------------------------------------------
Investment income -- net                               .69                .68                .69
------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                                  (1.20)               .37                .15
------------------------------------------------------------------------------------------------
Total from investment operations                      (.51)              1.05                .84
------------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net                             (.69)              (.68)              (.71)
 In excess of investment income -- net                  --                 --                 --+
 Realized gain on investments -- net                  (.05)                --                 --
------------------------------------------------------------------------------------------------
Total dividends and distributions                     (.74)              (.68)              (.71)
------------------------------------------------------------------------------------------------
Net asset value, end of year                    $     7.05         $     8.30         $     7.93
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
------------------------------------------------------------------------------------------------
Based on net asset value per share                   (6.80%)            13.86%             11.11%
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------
Expenses                                              1.25%              1.27%              1.28%
------------------------------------------------------------------------------------------------
Investment income -- net                              8.63%              8.46%              8.80%
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)          $4,469,452         $5,495,488         $4,250,539
------------------------------------------------------------------------------------------------
Portfolio turnover                                   41.97%             38.58%             32.44%
------------------------------------------------------------------------------------------------

                                     HIGH INCOME PORTFOLIO
------------------------------------------------------------------------------------------------
                                                    CLASS B
                                         -----------------------------
                                         FOR THE YEAR ENDED SEPT. 30,
                                         -----------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:     1995               1994
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
------------------------------------------------------------------------------------------------
Net asset value, beginning of year       $     7.66         $     8.13
------------------------------------------------------------------------------------------------
Investment income -- net                        .75                .69
------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                             .14               (.47)
------------------------------------------------------------------------------------------------
Total from investment operations                .89                .22
------------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net                      (.75)              (.69)
 In excess of investment income -- net           --                 --
 Realized gain on investments -- net             --                 --
------------------------------------------------------------------------------------------------
Total dividends and distributions              (.75)              (.69)
------------------------------------------------------------------------------------------------
Net asset value, end of year             $     7.80         $     7.66
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
------------------------------------------------------------------------------------------------
Based on net asset value per share            12.41%              2.66%
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------
Expenses                                       1.32%              1.29%
------------------------------------------------------------------------------------------------
Investment income -- net                       9.81%              8.53%
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $3,220,767         $2,347,223
------------------------------------------------------------------------------------------------
Portfolio turnover                            24.58%             32.52%
------------------------------------------------------------------------------------------------

  *  Total investment returns exclude the effects of sales loads.
  #  Based on average shares outstanding.
  +  Amount is less than $.01 per share.

 36                                   MERRILL LYNCH CORPORATE BOND FUND, INC.

--------------------------------------------------------------------------------

                                    HIGH INCOME PORTFOLIO
----------------------------------------------------------------------------------------------
                                                                 CLASS C
                                           ---------------------------------------------------
                                                                               FOR THE PERIOD
                                                                                  OCT. 21,
                                             FOR THE YEAR ENDED SEPT. 30,           1994+
                                           ---------------------------------    TO SEPT. 30,
 INCREASE (DECREASE) IN NET ASSET VALUE:     1998        1997#       1996#          1995
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
----------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   8.30    $   7.94    $   7.81       $   7.59
----------------------------------------------------------------------------------------------
Investment income -- net                        .69         .68         .68            .71
----------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                           (1.19)        .36         .15            .22
----------------------------------------------------------------------------------------------
Total from investment operations               (.50)       1.04         .83            .93
----------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net                      (.69)       (.68)       (.70)          (.71)
 In excess of investment income -- net           --          --          --             --++
 Realized gain on investments -- net           (.05)         --          --             --
----------------------------------------------------------------------------------------------
Total dividends and distributions              (.74)       (.68)       (.70)          (.71)
----------------------------------------------------------------------------------------------
Net asset value, end of period             $   7.06    $   8.30    $   7.94       $   7.81
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
----------------------------------------------------------------------------------------------
Based on net asset value per share             (6.72%)     13.66%     11.05%         12.92%##
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------
Expenses                                       1.31%       1.32%       1.33%          1.38%*
----------------------------------------------------------------------------------------------
Investment income -- net                       8.58%       8.39%       8.73%          9.06%*
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $550,482    $638,626    $362,518       $135,019
----------------------------------------------------------------------------------------------
Portfolio turnover                            41.97%      38.58%      32.44%         24.58%
----------------------------------------------------------------------------------------------

                                    HIGH INCOME PORTFOLIO
----------------------------------------------------------------------------------------------
                                                                 CLASS D
                                           ---------------------------------------------------
                                                                               FOR THE PERIOD
                                                                                  OCT. 21,
                                             FOR THE YEAR ENDED SEPT. 30,           1994+
                                           ---------------------------------    TO SEPT. 30,
 INCREASE (DECREASE) IN NET ASSET VALUE:     1998        1997#       1996#          1995
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
----------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   8.30    $   7.94    $   7.80       $   7.59
----------------------------------------------------------------------------------------------
Investment income -- net                        .73         .72         .72            .75
----------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                           (1.20)        .36         .16            .21
----------------------------------------------------------------------------------------------
Total from investment operations               (.47)       1.08         .88            .96
----------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net                      (.73)       (.72)       (.74)          (.75)
 In excess of investment income -- net           --          --          --++           --
 Realized gain on investments -- net           (.05)         --          --             --
----------------------------------------------------------------------------------------------
Total dividends and distributions              (.78)       (.72)       (.74)          (.75)
----------------------------------------------------------------------------------------------
Net asset value, end of period             $   7.05    $   8.30    $   7.94       $   7.80
----------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
----------------------------------------------------------------------------------------------
Based on net asset value per share            (6.32%)      14.29%     11.82%         13.37%##
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------
Expenses                                        .74%        .76%        .76%           .81%*
----------------------------------------------------------------------------------------------
Investment income -- net                       9.14%       8.95%       9.30%          9.70%*
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $430,164    $496,836    $267,687       $102,676
----------------------------------------------------------------------------------------------
Portfolio turnover                            41.97%      38.58%      32.44%         24.58%
----------------------------------------------------------------------------------------------

  *  Annualized.
 **  Total investment returns exclude the effects of sales loads.
  +  Commencement of operations.
 ++  Amount is less than $.01 per share.
  #  Based on average shares outstanding.
 ##  Aggregate total investment return.

                    MERRILL LYNCH CORPORATE BOND FUND, INC.        37

[MANAGEMENT OF THE FUND ICON] Management of the Fund

--------------------------------------------------------------------------------

                                    INVESTMENT GRADE PORTFOLIO
---------------------------------------------------------------------------------------------------
                                                                       CLASS A
                                                  -------------------------------------------------
                                                            FOR THE YEAR ENDED SEPT. 30,
                                                  -------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:             1998                1997                1996
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $  11.40            $  11.16            $  11.51
---------------------------------------------------------------------------------------------------
Investment income -- net                               .73                 .76                 .76
---------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                                    .38                 .24                (.35)
---------------------------------------------------------------------------------------------------
Total from investment operations                      1.11                1.00                 .41
---------------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net                             (.73)               (.76)               (.76)
 Realized gain on investments -- net                    --                  --                  --
 In excess of realized gain on
 investments -- net                                     --                  --                  --
---------------------------------------------------------------------------------------------------
Total dividends and distributions                     (.73)               (.76)               (.76)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                      $  11.78            $  11.40            $  11.16
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
---------------------------------------------------------------------------------------------------
Based on net asset value per share                   10.05%               9.22%               3.60%
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------
Expenses                                               .58%                .57%                .56%
---------------------------------------------------------------------------------------------------
Investment income -- net                              6.32%               6.73%               6.64%
---------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)            $600,655            $519,708            $608,901
---------------------------------------------------------------------------------------------------
Portfolio turnover                                  149.41%             113.46%              88.53%
---------------------------------------------------------------------------------------------------

                         INVESTMENT GRADE PORTFOLIO
----------------------------------------------------------------------
                                                    CLASS A
                                         -----------------------------
                                         FOR THE YEAR ENDED SEPT. 30,
                                         -----------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:    1995                1994
----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
----------------------------------------------------------------------
Net asset value, beginning of year       $  10.77            $  12.81
----------------------------------------------------------------------
Investment income -- net                      .80                 .75
----------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                           .74               (1.49)
----------------------------------------------------------------------
Total from investment operations             1.54                (.74)
----------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net                    (.80)               (.75)
 Realized gain on investments -- net           --                (.10)
 In excess of realized gain on
 investments -- net                            --                (.45)
----------------------------------------------------------------------
Total dividends and distributions            (.80)              (1.30)
----------------------------------------------------------------------
Net asset value, end of year             $  11.51            $  10.77
----------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
----------------------------------------------------------------------
Based on net asset value per share          14.93%              (6.03%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------
Expenses                                      .58%                .53%
----------------------------------------------------------------------
Investment income -- net                     7.30%               6.61%
----------------------------------------------------------------------
SUPPLEMENTAL DATA:
----------------------------------------------------------------------
Net assets, end of year (in thousands)   $472,388            $366,792
----------------------------------------------------------------------
Portfolio turnover                         108.07%             159.05%
----------------------------------------------------------------------

  *  Total investment returns exclude the effects of sales loads.

38                                       MERRILL LYNCH CORPORATE BOND FUND, INC.

--------------------------------------------------------------------------------

                                    INVESTMENT GRADE PORTFOLIO
---------------------------------------------------------------------------------------------------
                                                                       CLASS B
                                                  -------------------------------------------------
                                                            FOR THE YEAR ENDED SEPT. 30,
                                                  -------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:             1998                1997                1996
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $  11.40            $  11.16            $  11.51
---------------------------------------------------------------------------------------------------
Investment income -- net                               .64                 .67                 .67
---------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                                    .38                 .24                (.35)
---------------------------------------------------------------------------------------------------
Total from investment operations                      1.02                 .91                 .32
---------------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net                             (.64)               (.67)               (.67)
 Realized gain on investments -- net                    --                  --                  --
 In excess of realized gain on
 investments -- net                                     --                  --                  --
---------------------------------------------------------------------------------------------------
Total dividends and distributions                     (.64)               (.67)               (.67)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                      $  11.78            $  11.40            $  11.16
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
---------------------------------------------------------------------------------------------------
Based on net asset value per share                    9.21%               8.39%               2.81%
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------
Expenses                                              1.34%               1.34%               1.32%
---------------------------------------------------------------------------------------------------
Investment income -- net                              5.56%               5.96%               5.88%
---------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)            $685,345            $577,989            $724,089
---------------------------------------------------------------------------------------------------
Portfolio turnover                                  149.41%             113.46%              88.53%
---------------------------------------------------------------------------------------------------

                       INVESTMENT GRADE PORTFOLIO
----------------------------------------------------------------------
                                                    CLASS B
                                         -----------------------------
                                         FOR THE YEAR ENDED SEPT. 30,
                                         -----------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:    1995                1994
-----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
-----------------------------------------------------------------------
Net asset value, beginning of year       $  10.77            $  12.81
-----------------------------------------------------------------------
Investment income -- net                      .72                 .66
-----------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                           .74               (1.49)
-----------------------------------------------------------------------
Total from investment operations             1.46                (.83)
-----------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net                    (.72)               (.66)
 Realized gain on investments -- net           --                (.10)
 In excess of realized gain on
 investments -- net                            --                (.45)
-----------------------------------------------------------------------
Total dividends and distributions            (.72)              (1.21)
-----------------------------------------------------------------------
Net asset value, end of year             $  11.51            $  10.77
-----------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
-----------------------------------------------------------------------
Based on net asset value per share          14.04%              (6.73%)
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------
Expenses                                     1.35%               1.29%
-----------------------------------------------------------------------
Investment income -- net                     6.52%               5.85%
-----------------------------------------------------------------------
SUPPLEMENTAL DATA:
-----------------------------------------------------------------------
Net assets, end of year (in thousands)   $631,517            $483,053
-----------------------------------------------------------------------
Portfolio turnover                         108.07%             159.05%
-----------------------------------------------------------------------

  *  Total investment returns exclude the effects of sales loads.

MERRILL LYNCH CORPORATE BOND FUND, INC.                                       39

[MANAGEMENT OF THE FUND ICON] Management of the Fund

--------------------------------------------------------------------------------

                               INVESTMENT GRADE PORTFOLIO
-----------------------------------------------------------------------------------------
                                                             CLASS C
                                         ------------------------------------------------
                                                                          FOR THE PERIOD
                                                                             OCT. 21,
                                          FOR THE YEAR ENDED SEPT. 30,         1994+
                                         ------------------------------    TO SEPT. 30,
INCREASE (DECREASE) IN NET ASSET VALUE:    1998       1997       1996          1995
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
-----------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 11.40    $ 11.17    $ 11.51        $ 10.67
-----------------------------------------------------------------------------------------
Investment income -- net                     .63        .67        .66            .67
-----------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                          .39        .23       (.34)           .84
-----------------------------------------------------------------------------------------
Total from investment operations            1.02        .90        .32           1.51
-----------------------------------------------------------------------------------------
Less dividends from investment
 income -- net                              (.63)      (.67)      (.66)          (.67)
-----------------------------------------------------------------------------------------
Net asset value, end of period           $ 11.79    $ 11.40    $ 11.17        $ 11.51
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
-----------------------------------------------------------------------------------------
Based on net asset value per share          9.25%      8.23%      2.85%         14.60%#
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------
Expenses                                    1.40%      1.39%      1.38%          1.40%*
-----------------------------------------------------------------------------------------
Investment income -- net                    5.50%      5.91%      5.83%          6.27%*
-----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                               $77,464    $49,918    $64,931        $25,778
-----------------------------------------------------------------------------------------
Portfolio turnover                        149.41%    113.46%     88.53%        108.07%
-----------------------------------------------------------------------------------------

                               INVESTMENT GRADE PORTFOLIO
------------------------------------------------------------------------------------------
                                                              CLASS D
                                         -------------------------------------------------
                                                                           FOR THE PERIOD
                                                                              OCT. 21,
                                          FOR THE YEAR ENDED SEPT. 30,          1994+
                                         -------------------------------    TO SEPT. 30,
INCREASE (DECREASE) IN NET ASSET VALUE:    1998        1997       1996          1995
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
-----------------------------------------------------------------------------------------
Net asset value, beginning of period     $  11.41    $ 11.17    $ 11.51        $ 10.67
-----------------------------------------------------------------------------------------
Investment income -- net                      .70        .73        .73            .73
-----------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                           .38        .24       (.34)           .84
-----------------------------------------------------------------------------------------
Total from investment operations             1.08        .97        .39           1.57
-----------------------------------------------------------------------------------------
Less dividends from investment
 income -- net                               (.70)      (.73)      (.73)          (.73)
-----------------------------------------------------------------------------------------
Net asset value, end of period           $  11.79    $ 11.41    $ 11.17        $ 11.51
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
-----------------------------------------------------------------------------------------
Based on net asset value per share           9.77%      8.95%      3.43%         15.22%#
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------
Expenses                                      .82%       .82%       .81%           .83%*
-----------------------------------------------------------------------------------------
Investment income -- net                     6.07%      6.47%      6.40%          6.91%*
-----------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                               $123,202    $77,398    $63,822        $25,153
-----------------------------------------------------------------------------------------
Portfolio turnover                         149.41%    113.46%     88.53%        108.07%
-----------------------------------------------------------------------------------------

  *  Annualized.
 **  Total investment returns exclude the effects of sales loads.
  +  Commencement of operations.
  #  Aggregate total investment return.

40                                      MERRILL LYNCH CORPORATE BOND FUND, INC.

--------------------------------------------------------------------------------

                          INTERMEDIATE TERM PORTFOLIO
-------------------------------------------------------------------------------
                                                             CLASS A
                                                  -----------------------------
                                                  FOR THE YEAR ENDED SEPT. 30,
                                                  -----------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:             1998                1997
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
-------------------------------------------------------------------------------
Net asset value, beginning of year                $  11.49            $  11.28
-------------------------------------------------------------------------------
Investment income -- net                               .73                 .73
-------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                                    .34                 .21
-------------------------------------------------------------------------------
Total from investment operations                      1.07                 .94
-------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net                             (.73)               (.73)
 In excess of realized gain on
   investments -- net                                   --                  --
-------------------------------------------------------------------------------
Total dividends and distributions                     (.73)               (.73)
-------------------------------------------------------------------------------
Net asset value, end of year                      $  11.83            $  11.49
-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
-------------------------------------------------------------------------------
Based on net asset value per share                    9.59%               8.59%
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------
Expenses                                               .67%                .65%
-------------------------------------------------------------------------------
Investment income -- net                              6.27%               6.43%
-------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------
Net assets, end of year (in thousands)            $200,679            $179,115
-------------------------------------------------------------------------------
Portfolio turnover                                  111.03%              76.99%
-------------------------------------------------------------------------------

                          INTERMEDIATE TERM PORTFOLIO
-------------------------------------------------------------------------------------
                                                           CLASS A
                                         --------------------------------------------
                                                 FOR THE YEAR ENDED SEPT. 30,
                                         --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:    1996                1995           1994
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $  11.50            $  10.90       $  12.44
-------------------------------------------------------------------------------------
Investment income -- net                      .73                 .79            .75
-------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                          (.22)                .60          (1.26)
-------------------------------------------------------------------------------------
Total from investment operations              .51                1.39           (.51)
-------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net                    (.73)               (.79)          (.75)
 In excess of realized gain on
   investments -- net                          --                  --           (.28)
-------------------------------------------------------------------------------------
Total dividends and distributions            (.73)               (.79)         (1.03)
-------------------------------------------------------------------------------------
Net asset value, end of year             $  11.28            $  11.50       $  10.90
-------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
-------------------------------------------------------------------------------------
Based on net asset value per share           4.56%              13.33%         (4.25%)
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------
Expenses                                      .59%                .59%           .53%
-------------------------------------------------------------------------------------
Investment income -- net                     6.41%               7.14%          6.48%
-------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $216,545            $217,714       $170,222
-------------------------------------------------------------------------------------
Portfolio turnover                          96.40%             142.84%        155.42%
-------------------------------------------------------------------------------------

  *  Total investment returns exclude the effects of sales loads.

MERRILL LYNCH CORPORATE BOND FUND, INC.                                       41

[MANAGEMENT OF THE FUND ICON] Management of the Fund

--------------------------------------------------------------------------------

                                INTERMEDIATE TERM PORTFOLIO
--------------------------------------------------------------------------------------------
                                                                CLASS B
                                           -------------------------------------------------
                                                     FOR THE YEAR ENDED SEPT. 30,
                                           -------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:      1998                1997                1996
--------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
--------------------------------------------------------------------------------------------
Net asset value, beginning of year         $  11.50            $  11.28            $  11.50
--------------------------------------------------------------------------------------------
Investment income -- net                        .67                 .67                 .67
--------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                             .33                 .22                (.22)
--------------------------------------------------------------------------------------------
Total from investment operations               1.00                 .89                 .45
--------------------------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net                      (.67)               (.67)               (.67)
 In excess of realized gain on
   investments -- net                            --                  --                  --
--------------------------------------------------------------------------------------------
Total dividends and distributions              (.67)               (.67)               (.67)
--------------------------------------------------------------------------------------------
Net asset value, end of year               $  11.83            $  11.50            $  11.28
--------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
--------------------------------------------------------------------------------------------
Based on net asset value per share             8.94%               8.13%               4.02%
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------
Expenses                                       1.18%               1.17%               1.11%
--------------------------------------------------------------------------------------------
Investment income -- net                       5.75%               5.91%               5.89%
--------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)     $178,464            $148,148            $216,641
--------------------------------------------------------------------------------------------
Portfolio turnover                           111.03%              76.99%              96.40%
--------------------------------------------------------------------------------------------

                      INTERMEDIATE TERM PORTFOLIO
------------------------------------------------------------------------
                                                    CLASS B
                                         -------------------------------
                                           FOR THE YEAR ENDED SEPT. 30,
                                         -------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:    1995                1994
------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
------------------------------------------------------------------------
Net asset value, beginning of year       $  10.90            $  12.44
------------------------------------------------------------------------
Investment income -- net                      .74                 .69
------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                           .60               (1.26)
------------------------------------------------------------------------
Total from investment operations             1.34                (.57)
------------------------------------------------------------------------
Less dividends and distributions:
 Investment income -- net                    (.74)               (.69)
 In excess of realized gain on
   investments -- net                          --                (.28)
------------------------------------------------------------------------
Total dividends and distributions            (.74)               (.97)
------------------------------------------------------------------------
Net asset value, end of year             $  11.50            $  10.90
------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
------------------------------------------------------------------------
Based on net asset value per share          12.73%              (4.72%)
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------
Expenses                                     1.11%               1.04%
------------------------------------------------------------------------
Investment income -- net                     6.61%               5.98%
------------------------------------------------------------------------
SUPPLEMENTAL DATA:
------------------------------------------------------------------------
Net assets, end of year (in thousands)   $212,146            $141,212
------------------------------------------------------------------------
Portfolio turnover                         142.84%             155.42%
------------------------------------------------------------------------

  *  Total investment returns exclude the effects of sales loads.

42                                      MERRILL LYNCH CORPORATE BOND FUND, INC.

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------

                              INTERMEDIATE TERM PORTFOLIO
---------------------------------------------------------------------------------------
                                                            CLASS C
                                         ----------------------------------------------
                                                                        FOR THE PERIOD
                                           FOR THE YEAR ENDED SEPT.        OCT. 21,
                                                     30,                     1994+
                                         ----------------------------    TO SEPT. 30,
INCREASE (DECREASE) IN NET ASSET VALUE:    1998      1997      1996          1995
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------
Net asset value, beginning of period       $11.49   $11.28   $ 11.50         $10.81
---------------------------------------------------------------------------------------
Investment income -- net                     .67       .67       .67            .70
---------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                          .34       .21      (.22)           .69
---------------------------------------------------------------------------------------
Total from investment operations            1.01       .88       .45           1.39
---------------------------------------------------------------------------------------
Less dividends from investment
 income -- net                              (.67)     (.67)     (.67)          (.70)
---------------------------------------------------------------------------------------
Net asset value, end of period            $11.83    $11.49   $ 11.28         $11.50
---------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
---------------------------------------------------------------------------------------
Based on net asset value per share          9.03%     7.99%     3.99%         13.25%#
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------
Expenses                                    1.20%     1.20%     1.15%          1.14%*
---------------------------------------------------------------------------------------
Investment income -- net                    5.70%     5.89%     5.86%          6.24%*
---------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                                $4,832    $1,571   $10,144         $6,806
---------------------------------------------------------------------------------------
Portfolio turnover                        111.03%    76.99%    96.40%        142.84%
---------------------------------------------------------------------------------------

                              INTERMEDIATE TERM PORTFOLIO
------------------------------------------------------------------------------------------
                                                              CLASS D
                                         -------------------------------------------------
                                                                           FOR THE PERIOD
                                                                              OCT. 21,
                                          FOR THE YEAR ENDED SEPT. 30,          1994+
                                         -------------------------------    TO SEPT. 30,
INCREASE (DECREASE) IN NET ASSET VALUE:    1998        1997       1996          1995
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------
Net asset value, beginning of period     $  11.50    $ 11.28    $ 11.50        $ 10.81
---------------------------------------------------------------------------------------
Investment income -- net                      .71        .72        .72            .74
---------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on
 investments -- net                           .33        .22       (.22)           .69
---------------------------------------------------------------------------------------
Total from investment operations             1.04        .94        .50           1.43
---------------------------------------------------------------------------------------
Less dividends from investment
 income -- net                               (.71)      (.72)      (.72)          (.74)
---------------------------------------------------------------------------------------
Net asset value, end of period           $  11.83    $ 11.50    $ 11.28        $ 11.50
---------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
---------------------------------------------------------------------------------------
Based on net asset value per share           9.39%      8.58%      4.46%         13.65%#
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------
Expenses                                      .77%       .77%       .71%           .70%*
---------------------------------------------------------------------------------------
Investment income -- net                     6.16%      6.32%      6.32%          6.81%*
---------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                               $106,294    $64,335    $33,270        $16,349
---------------------------------------------------------------------------------------
Portfolio turnover                         111.03%     76.99%     96.40%        142.84%
---------------------------------------------------------------------------------------

  *  Annualized.
 **  Total investment returns exclude the effects of sales loads.
  +  Commencement of operations.
  #  Aggregate total investment return.

MERRILL LYNCH CORPORATE BOND FUND, INC.                                       43

[ML POTENTIAL INVESTORS CHART]

                                                  POTENTIAL
                                                  INVESTORS
                                        Open an account (two options).
                           1                                                    2
                    MERRILL LYNCH                                         TRANSFER AGENT
                 FINANCIAL CONSULTANT
                 OR SECURITIES DEALER                              FINANCIAL DATA SERVICES, INC.
                                                                          P.O. Box 45289
    Advises shareholders on their Fund investments.              Jacksonville, Florida 32232-5289
                                                          Performs recordkeeping and reporting services.

                                                 DISTRIBUTOR

                                       MERRILL LYNCH FUNDS DISTRIBUTOR,
                               A DIVISION OF PRINCETON FUNDS DISTRIBUTOR, INC.
                                                P.O. Box 9081
                                       Princeton, New Jersey 08543-9081

                                    Arranges for the sale of Fund shares.

                 COUNSEL                            THE FUND                            CUSTODIAN

             ROGERS & WELLS LLP              The Board of Directors           STATE STREET BANK AND TRUST COMPANY
               200 Park Avenue                 oversees the Fund.                       P.O. Box 351
          New York, New York 10166                                                    Boston, MA 02171

    Provides legal advice to the Fund.                                      Holds the Fund's assets for safekeeping.

           INDEPENDENT AUDITORS                                               INVESTMENT ADVISER

          DELOITTE & TOUCHE LLP                                             FUND ASSET MANAGEMENT, L.P.
             117 Campus Drive
     Princeton, New Jersey 08540-6400                                       ADMINISTRATIVE OFFICES
                                                                            800 Scudders Mill Road
           Audits the financial                                          Plainsboro, New Jersey 08536
    statements of the Fund on behalf of
            the shareholders.                                                  MAILING ADDRESS
                                                                                P.O. Box 9011
                                                                       Princeton, New Jersey 08543-9011

                                                                               TELEPHONE NUMBER
                                                                                1-800-MER-FUND

                                                                  Manages the Fund's day-to-day activities.



                    MERRILL LYNCH CORPORATE BOND FUND, INC.

For More Information [FOR MORE INFORMATION ICON]

SHAREHOLDER REPORTS

Additional information about each Portfolio's investments is available in the Fund's annual and semi- annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800- MER-FUND.

STATEMENT OF ADDITIONAL INFORMATION

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS FURTHER INFORMATION ABOUT THE FUND AND IS INCORPORATED BY REFERENCE (LEGALLY CONSIDERED TO BE PART OF THIS PROSPECTUS). YOU MAY REQUEST A FREE COPY BY WRITING THE FUND AT FINANCIAL DATA SERVICES, INC. P.O. BOX 45289 JACKSONVILLE, FLORIDA 32232-5289 OR BY CALLING 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund at the telephone number or address indicated on the inside back cover of this prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

File #2-62329
Code #10046-01-99
(C) Fund Asset Management, L.P.

                                                    PROSPECTUS

                                                    [MERRILL LYNCH LOGO]

                                                    Merrill Lynch
                                                    Corporate Bond Fund, Inc.

                                                    [MERRILL LYNCH ARTWORK]

                                                                January   , 1999

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                 SUBJECT TO COMPLETION, DATED DECEMBER 2, 1998

                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                    MERRILL LYNCH CORPORATE BOND FUND, INC.

   P.O. Box 9011, Princeton, New Jersey 08543-9011 - Phone No. (609) 282-2800

                            ------------------------

     Merrill Lynch Corporate Bond Fund, Inc. (the "Fund") is a diversified open-end investment company consisting of three separate portfolios, the High Income Portfolio, the Investment Grade Portfolio (formerly the High Quality Portfolio) and the Intermediate Term Portfolio. The main goal of each Portfolio is to obtain the highest level of current income as is consistent with the investment policies of such Portfolio and with prudent investment management. As a secondary objective, each Portfolio seeks capital appreciation when consistent with its primary objective. Each Portfolio seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, convertible securities, preferred stocks and government obligations. Under normal circumstances, more than 90% of the assets of each Portfolio will be invested in fixed-income securities, including convertible and nonconvertible debt securities and preferred stocks. In addition, as a matter of operating policy, at least 65% of the assets of each Portfolio will under normal circumstances be invested in corporate bonds. There can be no assurance that a Portfolio's investment objectives will be achieved. Each Portfolio may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

     Pursuant to the Merrill Lynch Select Pricing(SM) System, each Portfolio of the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                            ------------------------

     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated January [ ], 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) 637-3863 or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.

                            ------------------------

                FUND ASSET MANAGEMENT L.P. -- INVESTMENT ADVISER
                 MERRILL LYNCH FUNDS DISTRIBUTOR -- DISTRIBUTOR

                            ------------------------

  The date of this Statement of Additional Information is January [  ], 1999.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Objectives and Policies..........................    2
  High Income Portfolio.....................................    2
  Investment Grade Portfolio................................    4
  Intermediate Term Portfolio...............................    4
Risk Factors and Special Considerations.....................    5
  Risk Factors in Transactions in Junk Bonds................    5
  Risk Factors in Transactions in Distressed Securities.....    5
  Risk Factors in Transactions in Corporate Loans...........    6
  Risk Factors in Transactions in Foreign Securities........    6
  Risk Factors in Transactions in Futures and Options
     Thereon................................................    7
  European Economic and Monetary Union......................    9
Other Portfolio Strategies..................................   10
Investment Restrictions.....................................   14
Management of the Fund......................................   15
  Directors and Officers....................................   15
  Compensation of Directors.................................   17
  Investment Advisory Arrangements..........................   17
  Duration and Termination..................................   20
  Code of Ethics............................................   20
Purchase of Shares..........................................   20
  Initial Sales Charge Alternatives -- Class A and Class D
     Shares.................................................   23
  Reduced Initial Sales Charges -- Class A and Class D
     Shares.................................................   26
  Deferred Sales Charge Alternatives -- Class B and Class C
     Shares.................................................   30
  Distribution Plans........................................   34
  Employer -- Sponsored Retirement or Savings Plans and
     Certain Other Arrangements.............................   37
  Limitations on the Payment of Deferred Sales Charges......   37
Redemption of Shares........................................   39
  Redemption................................................   39
  Repurchase................................................   40
  Reinstatement Privilege...................................   40
Pricing of Shares...........................................   41
  Determination of Net Asset Value..........................   41
  Computation of Offering Price Per Share...................   41
Portfolio Transactions......................................   43
  Portfolio Turnover........................................   44
Shareholder Services........................................   44
  Investment Account........................................   45
  Automatic Investment Plans................................   45
  Fee-Based Programs........................................   46
  Automatic Reinvestment of Dividends and Capital Gains
     Distribution...........................................   46
  Systematic Withdrawal Plans...............................   46
  Retirement Plans..........................................   47
  Exchange Privilege........................................   48
Dividends, Distributions and Taxes..........................   49
  Dividends and Distributions...............................   49
  Federal Income Taxes......................................   50
  Tax Treatment of Transactions in Options on Debt
     Securities, Futures Contracts and Options Thereon......   52
Performance Data............................................   53
Additional Information......................................   57
  Organization of the Fund..................................   57
  Independent Auditors......................................   58
  Custodian.................................................   58
  Transfer Agency Services Arrangements.....................   58
  Legal Counsel.............................................   58
  Reports to Shareholders...................................   59
  Shareholder Inquiries.....................................   59
  Additional Information....................................   59
Financial Statements........................................   59

                       INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of each Portfolio of the Fund is to obtain the highest level of current income as is consistent with the investment policies of such Portfolio and with prudent investment management. As a secondary objective, each Portfolio seeks capital appreciation when consistent with its primary objective. These investment objectives are a fundamental policy of each Portfolio of the Fund and may not be changed without a vote of the majority of the outstanding voting securities of such Portfolio. See "Investment Restrictions." Each Portfolio seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, convertible securities, preferred stocks and government obligations. There can be no assurance that the objective of any Portfolio can be attained.

     The securities in each Portfolio of the Fund will be varied from time to time depending upon the judgment of management as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. The Fund anticipates that under normal circumstances more than 90% of the assets of each Portfolio will be invested in fixed-income securities, including convertible and nonconvertible debt securities and preferred stocks. In addition, as a matter of operating policy at least 65% of the assets of each Portfolio will under normal circumstances be invested in corporate bonds. The remaining assets of a Portfolio may be held in cash or, as described herein, may be used in connection with hedging transactions in futures contracts, related options, and options on debt securities, or in connection with non-hedging transactions in options on debt securities. The Portfolios of the Fund do not intend to invest in common stocks, rights or other equity securities, but the High Income Portfolio may acquire or hold such securities (if consistent with the objectives of the High Income Portfolio) when such securities are acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion or exchange of fixed-income securities.

     Each Portfolio is permitted to enter into transactions in futures contracts and options thereon solely for the purpose of hedging the Portfolio against adverse movements in the market value of fixed-income securities held by the Portfolio, or which the Portfolio intends to purchase, and not for the purpose of speculation. Transactions in options on debt securities also may be entered into for such hedging purposes, as well as for non-hedging purposes intended to increase the Portfolios' returns. For a more complete description of futures and options transactions, see "Risk Factors in Transactions in Futures and Options Thereon" below and "Other Portfolio Strategies -- Options on Debt Securities" below.

     Each Portfolio pursues its investment objectives through the separate investment policies described below:

     HIGH INCOME PORTFOLIO: The High Income Portfolio seeks high current income by investing principally in fixed-income securities that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. ("Moody's") and BBB or lower by Standard & Poor's Ratings Group ("S&P")), or in unrated securities of comparable quality. Securities rated below Baa by Moody's or below BBB by S&P, and unrated securities of comparable quality, are commonly known as "junk bonds." See Appendix B: Description of Corporate Bond Ratings attached hereto for additional information concerning rating categories. Junk bonds may constitute as much as 100% of the Portfolio's investments. Although junk bonds can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. See "Risk Factors in Transactions in Junk Bonds." Because investment in such junk bonds entails relatively greater risk of loss of income or principal, an investment in the High Income Portfolio may not constitute a complete investment program and may not be appropriate for all investors. Purchasers should carefully assess the risks associated with an investment in this Portfolio.

     Selection and supervision by the management of the High Income Portfolio of portfolio investments involve continuous analysis of individual issuers, general business conditions and other factors that may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. Fund Asset Management, L.P.'s ("FAM" or the "Investment Adviser") analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Investment Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Adviser performs its own independent credit analysis of issuers and consequently, the Portfolio may invest, without limit, in unrated securities. As a result, the High Income Portfolio's ability to achieve its investment objective may depend to a greater extent on the Investment Adviser's own credit analysis than mutual funds that invest in higher-rated securities. Although the High Income Portfolio will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. Securities that are subsequently downgraded may continue to be held and will be sold only if, in the judgment of the Investment Adviser, it is advantageous to do so.

     The High Income Portfolio may invest up to 15% of its total assets in secondary market purchases of loans extended to corporate borrowers by commercial banks and other financial institutions ("Corporate Loans"). As in the case of junk bonds, the Corporate Loans in which the High Income Portfolio may invest may be rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by S&P), or may be unrated investments of comparable quality. As in the case of junk bonds, such Corporate Loans can be expected to provide higher yields than higher-rated fixed-income securities but may be subject to greater risk of loss of principal and income. As discussed below under "Risk Factors in Transactions in Corporate Loans," however, there are some significant differences between Corporate Loans and junk bonds.

     The High Income Portfolio may also from time to time invest up to 10% of its assets in securities which are the subject of bankruptcy proceedings or otherwise in default or in significant risk of being in default ("Distressed Securities"). Distressed Securities that are in default or in risk of being in default but not yet in bankruptcy proceedings may be the subject of a pre-bankruptcy exchange offer pursuant to which holders of the Distressed Securities receive securities or assets in exchange for the Distressed Securities. Holders of Distressed Securities that are the subject of bankruptcy proceedings may, following approval of a plan of reorganization by the bankruptcy court, receive securities or assets in exchange for the Distressed Securities. Generally, the Portfolio will invest in Distressed Securities when the Investment Adviser anticipates that it is reasonably likely that the securities will be subject to such an exchange offer or plan of reorganization, as to which there can be no assurance. Normally, the Portfolio will invest in Distressed Securities at a price that represents a significant discount from the principal amount due on maturity of the securities. The Portfolio will invest in Distressed Securities when the Investment Adviser believes that, based on its analysis of the asset values of the issuer of the Distressed Securities and the issuer's overall business prospects, upon completion of an exchange offer or plan of reorganization with respect to the Distressed Securities the Portfolio would receive, in exchange for its Distressed Securities, securities or assets with terms and credit characteristics which offer the Portfolio significant opportunities for capital appreciation and future high rates of current income. See "Risk Factors in Transactions in Distressed Securities."

     When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the High Income Portfolio may purchase higher-rated securities if the Investment Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield. In addition, under unusual market or economic conditions, the High Income Portfolio, for temporary defensive or other purposes, may invest up to 100% of its assets in securities issued or guaranteed by the United States Government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other fixed-income securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

     INVESTMENT GRADE PORTFOLIO: The Investment Grade Portfolio invests primarily in securities rated in the three highest rating categories of either S&P or Moody's. The financial risk of the Portfolio should be minimized by the quality of the bonds in which it will invest, but the long maturities that typically provide the best yields will subject the Portfolio to possible substantial price changes resulting from market yield fluctuations. Portfolio management strategy will attempt to mitigate adverse price changes and optimize favorable price changes through active trading that shifts the maturity and/or quality structure of the Portfolio within the Portfolio's overall investment guidelines. The Investment Grade Portfolio may continue to hold securities which, after being purchased by the Portfolio, were downgraded to a rating below the top three rating categories of Moody's or S&P, as well as any unrated securities which, in the Investment Adviser's judgment, have suffered a similar decline in quality. Under unusual market or economic conditions, the Portfolio, for temporary defensive or other purposes, may invest up to 100% of its assets in obligations issued or guaranteed by the United States Government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency or other fixed-income securities deemed by the Investment Adviser to be consistent with the objectives of the Portfolio, or the Portfolio may hold its assets in cash.

     INTERMEDIATE TERM PORTFOLIO: The Intermediate Term Portfolio invests primarily in bonds rated in the four highest rating categories of S&P or Moody's. Bonds rated in the lowest of these categories are considered to have some speculative characteristics. The Portfolio will invest in fixed-income securities with a maximum remaining maturity of ten years and, under normal circumstances, the average maturity of the Portfolio will be between five and seven years. The Portfolio will treat bonds of which the Portfolio has the option to demand repayment within ten years as having a remaining maturity of less than ten years, even if the period to the stated maturity date of such bonds is greater than ten years. In addition, the Portfolio may purchase bonds on a forward commitment basis, with a period of up to 45 days between the date on which the Portfolio commits to purchase a bond and the date on which it settles the purchase, even if the commitment is made in excess of ten years prior to the maturity date of the bond, as long as the maturity date of the bond at the date of settlement is no more than ten years. Because of the shorter maturities of the securities in which this Portfolio invests, changes in the general level of interest rates should result in less change in the net asset value per share of the Intermediate Term Portfolio than for the other two Portfolios. In addition, the Intermediate Term Portfolio will usually offer a lower yield than the other two Portfolios.

     Despite the inherently greater defensive characteristics of the shorter maturities in the Intermediate Term Portfolio, during periods of unusually high yields on money market instruments the prices of intermediate-term maturity securities may be adversely affected to a substantial degree. Therefore, management will seek to mitigate the effect of any such interest rate development by shortening the average maturity of securities held by the Portfolio during such periods. Active management strategy within the overall investment guidelines will thus seek to provide an attractive total return. The Intermediate Term Portfolio may continue to hold securities which, after being purchased by the Portfolio, are downgraded to a rating lower than the four highest categories of S&P or Moody's. As in the other two Portfolios, under unusual market or economic conditions, the Intermediate Term Portfolio, for temporary defensive or other purposes, may invest up to 100% of its assets in obligations issued or guaranteed by the United States Government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency or other fixed-income securities deemed by the Investment Adviser to be consistent with the objectives of the Portfolio, or the Portfolio may hold its assets in cash.

     Each Portfolio of the Fund may invest in securities issued by foreign governments (or political subdivisions or instrumentalities thereof) or foreign companies (collectively, "Foreign Securities"). A Portfolio may only invest in Foreign Securities if, at the time of acquisition, no more than 25% of the assets of such Portfolio (taken at market value at the time of the investment) would be invested in Foreign Securities following such investment. Investments in Foreign Securities may involve additional risks beyond those of securities issued by U.S. companies. See "Risk Factors in Transactions in Foreign Securities."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

RISK FACTORS IN TRANSACTIONS IN JUNK BONDS

     Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for junk bonds is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. While most of the junk bonds in which the High Income Portfolio may invest do not include securities that, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Portfolio purchases a particular security, in which case the Portfolio may experience losses and incur costs.

     Junk bonds frequently have call or redemption features that would permit an issuer to repurchase the security from the High Income Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the High Income Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the High Income Portfolio and dividends to shareholders.

     Junk bonds tend to be more volatile than higher rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher rated fixed-income securities. Like higher rated fixed-income securities, junk bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the junk bond market, which may be less liquid than the market for higher rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers.

     Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices the Portfolio receives for its junk bonds to be reduced, or the Portfolio may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Portfolio's portfolio securities than in the case of securities trading in a more liquid market. Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely the High Income Portfolio's net asset value. In addition, the High Income Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

RISK FACTORS IN TRANSACTIONS IN DISTRESSED SECURITIES

     Investment in Distressed Securities involves significant risk. The High Income Portfolio will only make such investments when the Investment Adviser believes it is reasonably likely that the issuer of the securities will make an exchange offer or will be the subject of a bankruptcy plan of reorganization; however, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed, and the Portfolio may be required to bear certain expenses to protect its interest in the course of negotiations surrounding any potential exchange offer or plan of reorganization. In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Distressed Securities held by the Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than anticipated when the investment was made. Moreover, any securities received by the Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. In addition, as a result of the Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issue of Distressed Securities, the Portfolio may be precluded from disposing of such securities.

RISK FACTORS IN TRANSACTIONS IN CORPORATE LOANS

     As in the case of junk bonds, the Corporate Loans in which the High Income Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate ("LIBOR"). Consequently, the value of Corporate Loans held by the High Income Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

     The High Income Portfolio may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, the High Income Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, the High Income Portfolio may purchase an assignment, in which case the High Income Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest and not with the borrower. In purchasing a loan participation, the High Income Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the High Income Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the High Income Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the High Income Portfolio.

RISK FACTORS IN TRANSACTIONS IN FOREIGN SECURITIES

     Investments in foreign securities, particularly those of nongovernmental issuers, involve considerations which are not ordinarily associated with investing in U.S. issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. If it should become necessary, the Portfolios could encounter greater difficulties in invoking legal processes abroad than would be the case in the U.S. Transaction costs in foreign securities may be higher. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a comparable U.S. instrument issued by a U.S. entity, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. In addition, certain foreign securities may be subject to non-U.S. withholding taxes. The Investment Adviser will consider these and other factors before investing in foreign securities, and will not make such investments unless, in its opinion, such investments will meet the Portfolio's standards and objectives. No Portfolio will concentrate its investments in any particular foreign country. Each Portfolio may purchase securities issued in dollar or foreign currency denominations. In the case of any such investment in a security denominated in a foreign currency, the Portfolio making the investment would be subject to the risk of changes in currency exchange rates.

RISK FACTORS IN TRANSACTIONS IN FUTURES AND OPTIONS THEREON

     Each Portfolio of the Fund may engage in hedging transactions in bond futures contracts and options thereon. Each Portfolio will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a bond, bond index or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). Each Portfolio will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission. The Portfolios currently may trade only in futures contracts on U.S. Treasury bonds, bills and notes and Government National Mortgage Association ("GNMA") mortgage-backed certificates and options on such futures contracts. However, under the investment restrictions of the Fund, each Portfolio is permitted to trade in such additional types of interest rate futures contracts and options thereon as the Fund's Board of Directors determines is appropriate for trading by that Portfolio, subject to the restrictions noted below.

     Futures. Each Portfolio may engage in transactions in futures contracts and options thereon. Futures are standardized, exchange-traded derivatives contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. Options on futures are options to either buy (call) or sell
(put) a futures contract at a specified price prior to a specified date. No price is paid upon entering into a futures contract (although a fee, or option premium, is generally paid to the seller of an option on a futures contract at the initiation of the transaction). Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

     A Portfolio may sell futures contracts or purchase a put option on futures contracts in anticipation of an increase in interest rates. Generally, as interest rates rise, the market value of the fixed-income securities held by the Portfolio will fall, reducing the net asset value of the Portfolio. The sale of futures contracts may limit the Portfolio's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contracts prior to the futures contracts' expiration date. In the event the market value of the portfolio holdings correlated with the futures contracts increases rather than decreases, however, the Portfolio will realize a loss on the futures position and a lower overall return than would have been realized without the purchase of the futures contracts.

     A Portfolio may purchase futures contracts or purchase a call option on futures contracts in anticipation of a decrease in interest rates. Generally, as interest rates decrease, the market value of fixed-income securities which the Portfolio may be considering purchasing will increase. The purchase of futures contracts may protect a Portfolio from having to pay more for such securities when it identifies specific securities it wishes to purchase. In the event that such securities decline in value or the Portfolio determines not to purchase any additional securities, however, the Portfolio may realize a loss relating to the futures position.

     Each Portfolio of the Fund may purchase and sell interest rate, bond and bond index futures contracts ("futures contracts") for the purpose of hedging its portfolio of fixed-income securities against the adverse effects of anticipated movements in interest rates. The Portfolios currently trade futures contracts on U.S. Treasury bills, notes and bonds and GNMA mortgage-backed certificates. The Portfolios may also purchase and sell exchange-traded call and put options on such futures contracts. The Fund is subject to the tax requirement that less than 30% of its gross income be derived from the sale or other disposition of stocks, securities and certain options, futures or forward contracts held for less than three months. This requirement may limit the Fund's ability to engage in the hedging transactions and strategies described below. Set forth below is information concerning options and futures contracts. Reference is made to Appendix A "Interest Rate Futures, Options Thereon and Options on Debt Securities" attached hereto for a more complete description of options and futures transactions.

     Call Options on Futures Contracts. As set forth in Appendix A, a call option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract at any time up to the expiration of the option. The purchase of an option on a futures contract presents more limited risk than the trading of the underlying futures contract, although, depending on the price of the option compared to either the futures contract upon which it is based, or the underlying debt securities, exercise of the option may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, a Portfolio will purchase a call option on a futures contract to hedge against a market advance resulting from declining interest rates when the Portfolio is not fully invested.

     The writing of a call option on a futures contract may constitute a partial hedge against declining prices of fixed-income securities of the Portfolios, if the futures price at expiration is below the exercise price of the option. In such event, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's fixed-income investments. Conversely, if the futures price is above the exercise price at any point prior to expiration, the option may be exercised and the Portfolio would be required to enter into the underlying futures contract at an unfavorable price.

     Put Options on Futures Contracts. As set forth in Appendix A, a put option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "short" position in the futures contract at any time up to the expiration of the option. A Portfolio will purchase a put option on a futures contract to hedge its securities against the risk of a decline in market value as a result of rising interest rates.

     The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of fixed-income securities which a Portfolio intends to purchase, if the futures price at expiration is higher than the exercise price. In such event, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of fixed-income securities which the Portfolio intends to purchase. Conversely, if the futures price is below the exercise price at any point prior to expiration, the option may be exercised and the Portfolio would be required to enter into the underlying futures contract at an unfavorable price.

     The trading of futures contracts and options thereon involves the risk of imperfect correlation between movements in the price of the futures contracts or option and the price of the security being hedged. The hedge will not be fully effective where there is imperfect correlation between the movements in the two financial instruments. For example, if the price of the option or futures contract moves more than the price of the hedged security, the Portfolio would experience either a loss or gain on the option or future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Portfolio may purchase or sell options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Portfolio may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts, although such transactions will in any event be entered into solely for hedging purposes.

     The Portfolio may also purchase futures contracts or options thereon to hedge against a possible increase in the price of securities before the Portfolio is able to invest its cash in fixed-income securities. In such instances, it is possible that the market may instead decline. If the Portfolio does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Portfolio may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

     Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Portfolios will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Portfolios or decreases in the price of securities the Portfolios intend to acquire.

     The anticipated offsetting movements between the price of the futures or option contracts and the hedged security may be distorted due to differences in the nature of the markets, such as differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract, subject to the risks of the availability of a liquid offset market. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The writer of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security or futures contract.

     "Trading Limits" may also be imposed on the maximum number of contracts which any person may trade on a particular trading day. A contract market may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Adviser does not believe that trading limits will have any adverse impact on the portfolio strategies for hedging a Portfolio's investments.

     The trading of futures contracts and options thereon also is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing corporation or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.

     The successful use of transactions in futures contracts and options thereon also depends on the ability of the management of the Portfolio correctly to forecast the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Portfolio or such rates move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Portfolio's total return for such period may be less than if it had not engaged in the hedging transaction.

     The Fund has obtained an order from the Commission exempting it from certain provisions of the Investment Company Act of 1940 (the "Investment Company Act") in connection with its transactions in interest rate futures contracts and related options. In applying for this exemptive order, the Fund made a number of representations to the Commission regarding the manner in which such trading will be conducted.

EUROPEAN ECONOMIC AND MONETARY UNION ("EMU")

     For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU establishes a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU took effect for the initial EMU participants as of January 1, 1999, and will be implemented over the weekend January 1, 1999 through January 3, 1999 ("conversion weekend"). Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) will be redenominated in the euro, and, thereafter, will be listed, traded, and make dividend and other payments only in euros.

     No assurance can be given that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will be implemented but not completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time after the conversion weekend by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on a Portfolio's investments in Europe generally or in specific countries participating in EMU. Gains or losses from euro conversion may be taxable to Portfolio shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

                           OTHER PORTFOLIO STRATEGIES

     Each Portfolio may engage in the additional Portfolio strategies described below.

     Repurchase Agreements. Each Portfolio may invest in repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. government securities or an Affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return for the Portfolio insulated from market fluctuations during such period. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Portfolio will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. Instead of the contractual fixed rate of return, the rate of return to the Portfolio will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Portfolio would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. From time to time, each Portfolio also may invest in securities pursuant to purchase and sale contracts. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. As a matter of operating policy, a Portfolio will not enter into repurchase agreements or purchase and sale contracts with greater than seven days to maturity if, at the time of such investment, more than 10% of the total assets of the Portfolio would be so invested.

     Forward Commitments. Each Portfolio may purchase securities on a when-issued basis or forward commitment basis, and may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Portfolio at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. A Portfolio will establish a segregated account in connection with such transactions in which the Portfolio will deposit liquid securities with a value at least equal to the Portfolio's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio's exposure to loss).

     U.S. Government securities and corporate debt obligations may be purchased on a forward commitment basis at fixed purchase terms with periods of up to 45 days between the commitment and settlement dates. The purchase will be recorded on the date the Portfolio enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Portfolio's net asset value. Although the Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. There can, of course, be no assurance that the judgments upon which these techniques are based will be accurate or that such techniques when applied will be effective. The Portfolio will enter into forward commitment arrangements only with respect to securities in which it may otherwise invest pursuant to its investment objectives and policies.

     Restricted Securities. From time to time a Portfolio of the Fund may invest in securities the disposition of which is subject to legal restrictions, such as restrictions imposed by the Securities Act of 1933 (the "Securities Act") on the resale of securities acquired in private placements. If registration of such securities under the Securities Act is required, such registration may not be readily accomplished, and if such securities may be resold without registration, such resale may be permissible only in limited quantities. In either event, a Portfolio of the Fund may not be able to sell its restricted securities at a time which, in the judgment of the Investment Adviser, would be most opportune.

     Standby Commitment Agreements. The High Income Portfolio of the Fund may from time to time enter into standby commitment agreements. Such agreements commit the Portfolio, for a stated period of time, to purchase a stated amount of a fixed-income security, which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio may be paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Portfolio. The Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security. The Portfolio will at all times maintain a segregated account with its custodian of cash or liquid securities in an amount equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     Lending of Portfolio Securities. Subject to investment restriction (8) in the Investment Restriction section on page 15, however, a Portfolio of the Fund from time to time may lend securities from its portfolio to brokers, dealers and financial institutions and receive as collateral cash or U.S. Treasury securities which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities, which will increase the current income of the Portfolio making the loan. Such loans, which will not have terms longer than 30 days, will be terminable at any time. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights of dividends, interest or other distributions. The Portfolio may pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging such loans. In the event of a default by the borrower, the Portfolio may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral.

     Options on Debt Securities. The Portfolios may write call and put options on U.S. Treasury bills, notes and bonds in order to increase the return on their investments and in order to hedge optionable U.S. Treasury securities held by the Portfolios. The Portfolios will write only covered call options on debt securities (i.e., options in which it owns the underlying security) or fully funded put options on debt securities (i.e., options in which an amount of cash or short-term securities equal to the exercise price of the put has been segregated with the Fund's custodian). By writing covered options on U.S. Treasury securities, a Portfolio will be able to increase its return on the underlying securities by the amount of the premium, if the option expires unexercised, or by the amount of any profits earned by closing out the option position. The Portfolio may be required, however, to forego benefits which could have been obtained from an increase in the value of securities on which a call is written or a decrease in the value of securities on which a put is written. As a result, the Portfolio may receive less total return, and at other times greater total return, than if it had not written options.

     The Portfolios also may purchase put options on optionable U.S. Treasury bills, notes and bonds held in a Portfolio and, under certain limited circumstances described below, call options on such instruments. Purchases of put options may enable the Portfolios to limit the risk of declines in the value of the portfolio security underlying the put, until the expiration of the option or the closing of the option transaction. By purchasing a put, however, a Portfolio will be required to pay the premium, which will reduce the benefits obtained from the transaction.

     Although options written by a Portfolio may be terminated prior to exercise or expiration by entering into an offsetting transaction, the ability to do so depends upon the presence of a liquid secondary market on the exchange on which the option is traded. If no such market is available, the Portfolio may be unable to terminate existing positions and may be subject to exercise of the option under unfavorable circumstances. The Portfolios will enter into transactions in options on debt securities only when the management of the Fund believes that a liquid secondary market for such options is available. See Appendix A "Interest Rate Futures, Options Thereon and Options on Debt Securities attached hereto."

     A Portfolio may purchase put options on debt securities held by the Portfolio in connection with its hedging strategies and may purchase call options on debt securities under the limited circumstances described below. A Portfolio is authorized to write (i.e., sell) covered call options and covered put options on debt securities to hedge its portfolio and increase its return. Such instruments, therefore, unlike futures contracts and options thereon, will not be traded solely for hedging purposes. Such options generally have a maximum exercise period of nine months.

     A Portfolio may write call options which give the holder the right to buy the underlying security covered by the option from the Portfolio at the stated exercise price. A Portfolio also may write put options that give the holder the right to sell the underlying security to the Portfolio at the stated exercise price. A Portfolio will write only covered options, which means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the options and, in the case of put options, that the Portfolio will, through its Custodian, have deposited and maintained short-term U.S. Treasury obligations with a securities depository with a value equal to or greater than the exercise price of the underlying securities. The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

     A Portfolio will receive a premium from writing a put or call option, which increases the Portfolio's return on the underlying security in the event the option expires unexercised or is closed out at a profit. In the former instance, the Portfolio increases its return by retaining the premium without being required to purchase or sell the underlying security. In the latter case, the Portfolio increases its return by liquidating the option position at a profit. The amount of the premium will reflect, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. By writing a call, the Portfolio limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for so long as the Portfolio's obligation as a writer continues. By writing a put, the Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. In addition, in closing out an option position, the Fund may incur a loss. Thus, in some periods the Portfolio will receive less total return and in other periods greater total return from its option positions than it otherwise would have received from the underlying securities. To the extent that such transactions are engaged in for hedging purposes, any gain (or loss) thereon may offset, in whole or in part, gains (or losses) on securities held in a Portfolio or increases in the value of securities the Portfolio intends to acquire. The Portfolio will attempt to achieve, through the receipt of premiums on covered options, a more consistent average total return than it would otherwise realize from holding the underlying securities alone. To facilitate closing transactions, as described below, the Portfolio will ordinarily only write options for which a liquid secondary market appears to exist.

     A Portfolio may engage in closing transactions in order to terminate outstanding options that it has written. To effect a closing transaction, the Portfolio purchases, prior to the exercise of an outstanding option that it has written, an option of the same series as that on which it desires to terminate its obligation. Profit or loss from a closing purchase transaction will depend on whether the cost of the transaction is more or less than the premium received on the sale of the option plus the related transaction costs.

     A Portfolio will purchase a call option only where the market price of the underlying security declines substantially following the writing of a call option, and the Portfolio either re-hedges the security by writing a second call option at a lower exercise price or disposes of the security. In such event, the Portfolio would usually enter into a closing transaction in connection with the first option it wrote. However, if the first option has been held less than three months, the Portfolio may desire not to enter into a closing transaction in order to comply with certain provisions of the Internal Revenue Code. In such circumstances, the Portfolio may purchase a call option in an opening transaction with the same exercise price and expiration date as the option it sold.

     Options referred to herein and in the Fund's Prospectus may be options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange or New York Stock Exchange. Options referred to herein and in the Fund's Prospectus may also be options traded on foreign securities exchanges such as the London Stock Exchange and the Amsterdam Stock Exchange. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options, with the result, in the case of a covered call option, that the Portfolio will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Exchanges generally introduce options series on specific issues of U.S. Treasury bonds and notes as such securities are issued. Such Exchanges, however, do not ordinarily introduce new series of options on such issues to replace expiring series inasmuch as trading interest tends to center on the most recently auctioned issues of Treasury bonds and notes. Consequently, options representing a full range of expirations will not usually be available for every issue on which options are traded.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of the Portfolios' assets and their activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, including a majority of the shares of each Portfolio affected (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     Under the fundamental investment restrictions, none of the Portfolios of the Fund may:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

          2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          3. Make investments for the purpose of exercising control or management.

          4. Purchase or sell real estate, except that, to the extent permitted by applicable law, each Portfolio of the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that each Portfolio of the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time. (For purposes of this restriction, corporate debt securities includes corporate loans purchased in the secondary market).

          6. Issue senior securities to the extent such issuance would violate applicable law.

          7. Borrow money, except that (i) each Portfolio of the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Portfolio of the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Portfolio of the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) each Portfolio of the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          8. Underwrite securities of other issuers except insofar as a Portfolio of the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio of the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Under the non-fundamental investment restrictions, none of the Portfolios of the Fund may:

          a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

          b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (a "Rule 144A Security") and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

          d. Notwithstanding fundamental investment restriction (7) above, the Fund will not borrow amounts in any Portfolio in excess of 5% of the total assets of such Portfolio, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. In addition, the Fund will not purchase securities while borrowings are outstanding.

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions are (i) purchases from or sales to Merrill Lynch of securities in transactions in which Merrill Lynch acts as principal, and (ii) purchases of securities from underwriting syndicates of which Merrill Lynch is a member.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Directors of the Fund consist of six individuals, five of whom are "non-affiliated" persons of the Fund as defined in the Investment Company Act. The Directors of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The Board of Directors elects officers of the Fund annually.

     The Directors and officers of the Fund, their ages, principal occupations for at least the last five years and the public companies for which they serve as directors are set forth below. Unless otherwise stated, the address of each director and officer is P.O. Box 9011, Princeton, New Jersey 08540-9011.

     ARTHUR ZEIKEL (66) -- President and Director(1)(2) -- Chairman of Fund Asset Management, L.P. ("FAM" or the "Investment Adviser"), (which term herein includes its corporate predecessors) and Merrill Lynch Asset Management, L.P. ("MLAM") (which term as used herein includes its corporate predecessors) since 1997; President of the Investment Adviser and MLAM from 1977 to 1997; President and Director of Princeton Services, Inc. ("Princeton Services") from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

     RONALD W. FORBES (58) -- Director(2) -- 1400 Washington Avenue, Albany, New York 12222. Associate Professor of Finance, School of Business, State University of New York at Albany since 1989. Consultant, Urban Institute, Washington, D.C. since 1995.

     CYNTHIA A. MONTGOMERY (46) -- Director(2) -- Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02613. Professor, Harvard Business School, since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, of UNUM Corporation since 1990 and Director of Newell Co. since 1995.

     CHARLES C. REILLY (67) -- Director(2) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

     KEVIN A. RYAN (66) -- Director(2) -- 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and current Director of The Boston University Center for Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of the University of Chicago, Stanford University and Ohio State University.

     RICHARD R. WEST (60) -- Director(2) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc., Vornado Realty Trust, Inc., Vornado Operating Company and Alexander's Inc.

     TERRY K. GLENN (58) -- Executive Vice President(1)(2) -- Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Merrill Lynch Funds Distributor, Inc. (the "Distributor") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     JOSEPH T. MONAGLE, JR. (50) -- Senior Vice President(1)(2) -- Senior Vice President of the Investment Adviser and MLAM since 1990; Department Head of the Global Fixed Income Division of the Investment Adviser and MLAM since 1997; Senior Vice President of Princeton Services since 1993.

     DONALD C. BURKE (37) -- Vice President(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; and Director of Taxation of MLAM since 1997.

     VINCENT T. LATHBURY, III (58) -- Senior Vice President and Portfolio Manager(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1982 to 1997; Portfolio Manager of the Investment Adviser and MLAM since 1982.

     CHRISTOPHER G. AYOUB (43) -- Senior Vice President and Portfolio Manager(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1985 to 1997; Assistant Vice President from 1984 to 1985.

     GERALD M. RICHARD (49) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer since 1984.

     PHILIP M. MANDEL (51) -- Secretary(1)(2) -- First Vice President of MLAM since 1997; Assistant General Counsel of Merrill Lynch since 1989.
---------------
(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) The officers of the Fund are officers of certain other investment companies for which the Investment Adviser or MLAM acts as investment adviser (see "Investment Advisory Arrangements").

     As of December 31, 1998, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co., and owned an aggregate of less than 1% of the outstanding shares of the Fund.

COMPENSATION OF DIRECTORS

     Pursuant to the terms of the Investment Advisory Agreement, the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser. The Fund pays each Director not affiliated with the Investment Adviser (each a "non-affiliated Director") an annual fee of $4,500 plus a fee of $300 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all of the non-affiliated Directors, with a fee of $1,400 per year. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee will also select and nominate the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The Chairman of the Audit Committee is paid an additional annual fee of $1,000.

     The following table sets forth for the fiscal year ended September 30, 1998, compensation paid by the Fund to the non-interested Directors and for the calendar year ended December 31, 1997, the aggregate compensation paid by all investment companies (including the Fund) advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Directors:

                                                                                          AGGREGATE
                                                                                        COMPENSATION
                                                                                        FROM FUND AND
                                                AGGREGATE          PENSION OR             MLAM/FAM
                                               COMPENSATION    RETIREMENT BENEFIT       ADVISED FUNDS
                                                 FROM THE       ACCRUED AS PART            PAID TO
DIRECTOR/TRUSTEE                                   FUND         OF FUND EXPENSES     TRUSTEE/DIRECTOR(1)
----------------                               ------------    ------------------    -------------------
Ronald W. Forbes.............................     $7,400              None                $153,500
Cynthia A. Montgomery........................     $7,400              None                $299,000
Charles C. Reilly............................     $8,400              None                $313,000
Kevin A. Ryan................................     $7,400              None                $153,500
Richard R. West..............................     $7,400              None                $153,500

---------------
(1) The Directors serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Forbes (29 registered investment companies consisting of 42 portfolios); Ms. Montgomery (29 registered investment companies consisting of 42 portfolios); Mr. Reilly (47 registered investment companies consisting of 60 portfolios); Mr. Ryan (29 registered investment companies consisting of 42 portfolios); and Mr. West (48 registered investment companies consisting of 70 portfolios).

INVESTMENT ADVISORY ARRANGEMENTS

     The Investment Adviser acts as the investment adviser for the Fund and provides the Fund with management services. The Investment Adviser (the general partner of which is Princeton Services, a wholly owned subsidiary of ML & Co.) is itself a wholly owned affiliate of ML & Co. and has its principal place of business at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. ML & Co., which has its principal place of business at 250 Vesey Street, New York, New York 10281, is a financial services firm. FAM or MLAM acts as the investment adviser for more than 140 registered investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individual and institutional accounts. As of December 31, 1998, the Investment Adviser and MLAM had a total of $ billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Investment Adviser.

     The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. Similarly, the following entities may be considered "controlling persons" of Merrill Lynch Asset Management U.K. ("MLAM U.K."): Merrill Lynch Europe Limited (MLAM U.K.'s parent), a subsidiary of ML International Holdings, a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

     The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with MLAM U.K., an indirect, wholly owned subsidiary of ML & Co. and an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. The address of MLAM U.K. is Milton Gate, 1 Moore Lane, London EC2Y 9MA, England.

     Vincent T. Lathbury III serves as Portfolio Manager of the High Income Portfolio, and Christopher G. Ayoub serves as Portfolio Manager of the Investment Grade Portfolio and Intermediate Term Portfolio. They are primarily responsible for the day to day management of the Fund. Vincent T. Lathbury III has served as First Vice President of MLAM since 1997, Vice President of MLAM from 1982 to 1997 and Portfolio Manager of the Investment Adviser and MLAM since 1982. Christopher G. Ayoub has served as Director (Fixed Income Fund Management) of MLAM since 1997, Vice President of MLAM from 1985 to 1997 and Assistant Vice President from 1984 to 1985.

     While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of each Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser provides the portfolio managers for the Portfolios, who consider information from various sources, make the necessary investment decisions and effect transactions accordingly. The Investment Adviser is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

     Securities held by any Portfolio may also be held by other funds for which the Investment Adviser or MLAM acts as an adviser or by investment advisory clients of MLAM. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for any Portfolio or for other funds for which the Investment Adviser or MLAM acts as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Advisory Fee. As compensation for its services to the Portfolios, the Investment Adviser receives at the end of each month a fee with respect to each Portfolio. The fee for each Portfolio is determined based on the annual advisory fee rates for that Portfolio set forth in the table below. These fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates shown below applicable to portions of the assets of each Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $500 million and $750 million (each such amount being a "breakpoint level"). The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a "uniform percentage" basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate of the average daily net assets of the three combined Portfolios that falls within that breakpoint level by the aggregate of the average daily net assets of the three combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

                                                                       RATES OF ADVISORY FEE
                                                              ---------------------------------------
                                                                HIGH       INVESTMENT    INTERMEDIATE
AGGREGATE OF AVERAGE DAILY NET ASSETS                          INCOME        GRADE           TERM
OF THE THREE COMBINED PORTFOLIOS                              PORTFOLIO    PORTFOLIO      PORTFOLIO
-------------------------------------                         ---------    ----------    ------------
Up to $250 million..........................................    0.55%         0.50%          0.50%
Over $250 million up to $500 million........................    0.50          0.45           0.45
Over $500 million up to $750 million........................    0.45          0.40           0.40
Over $750 million...........................................    0.40          0.35           0.35

     For the fiscal year ended September 30, 1998, FAM received advisory fees from the Fund in the amount of $37,959,737 of which $31,867,154 was received with respect to the High Income Portfolio (representing 0.41% of its average daily net assets), $4,551,338 was received with respect to the Investment Grade Portfolio (representing 0.36% of its average daily net assets) and $1,541,245 was received with respect to the Intermediate Term Portfolio (representing 0.36% of its average daily net assets). The Investment Advisory Agreement obligates each Portfolio to pay certain expenses incurred in its operation and a portion of the Fund's general administrative expenses allocated on the basis of the asset size of the respective Portfolios. The Fund's total expenses for the year ended September 30, 1998 were $103,764,049 of which $87,536,308 was attributable to the High Income Portfolio, $12,457,496 was attributable to the Investment Grade Portfolio, and $3,770,245 was attributable to the Intermediate Term Portfolio, respectively.

     For the fiscal years ended September 30, 1996 and 1997 the advisory fees paid by the Fund to the Investment Adviser totaled $27,255,524 and $33,985,376, respectively. The Investment Adviser did not reimburse any portion of its advisory fee for the fiscal years ended September 30, 1996, 1997 and 1998.

     Payment of Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with economic research, investment research, trading and investment management of the Portfolios, as well as the fees of all directors of the Fund who are affiliated persons of ML & Co. or any of its subsidiaries. Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administrative expenses allocated on the basis of the asset size of the respective Portfolios. Expenses that will be borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses which will be allocated on the basis of size of the respective Portfolios include directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Distributor), Commission fees, accounting costs and other expenses properly payable by the Fund and allocable on the basis of size of the respective Portfolios. Accounting services are provided for the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the fiscal year ended September 30, 1998, the amount of such reimbursement for accounting services was $622,704 of which $512,372 was received with respect to the High Income Portfolio, $75,981 was received respect to the Investment Grade Portfolio and $34,351 was received with respect to the Intermediate Term Portfolio. For the fiscal year ended September 30, 1997, the amount of such reimbursement for accounting services was $735,200, of which $505,855 was received with respect to the High Income Portfolio, $153,971 was received with respect to the Investment Grade Portfolio and $75,374 was received with respect to the Intermediate Term Portfolio. For the fiscal year ended September 30, 1996, the amount of such reimbursement for accounting services was $606,335, of which $443,142 was received with respect to the High Income Portfolio, $115,335 was received with respect to the Investment Grade Portfolio and $47,858 was received with respect to the Intermediate Term Portfolio. Depending upon the nature of the lawsuit, litigation costs may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The Board of Directors of the Fund has determined that this is an appropriate method of allocation of expenses. As required by the Distribution Agreement, the Distributor will pay certain of the expenses of each Portfolio incurred in connection with the offering of shares of each Portfolio, including the expenses of printing the prospectuses and statements of additional information used in connection with the continuous offering of shares by each Portfolio.

DURATION AND TERMINATION

     [Continuation of the Investment Advisory Agreement for the period March 1, 1999 to March 1, 2000 was approved by the Board of Directors, including a majority of the disinterested directors, on December 9, 1998.] Unless earlier terminated as described below, the agreement will remain in effect until March 1, 2000 and thereafter will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Fund.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Investment Adviser Act of 1940 (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus. Each Portfolio offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Class A and Class D shares are sold to investors choosing the initial sales charge alternatives and Class B and Class C shares are sold to investors choosing the deferred sales charge alternative. Class C shares of the Intermediate Term Portfolio are available only through the Exchange Privilege and may not be purchased except through exchange of Class C shares of another Portfolio or another fund. The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by the Investment Advisor or its affiliate, MLAM. Funds advised by the Investment Advisor or MLAM that use the Merrill Lynch Select Pricing(SM) System are referred to herein as Select Pricing Funds.

     It should be noted that each class of shares of the High Income Portfolio are no longer available for purchase (or exchange), except as follows: shareholders of the High Income Portfolio can continue to elect to have dividends and distributions paid on shares of the High Income Portfolio reinvested in additional shares of the High Income Portfolio; certain participants in employer-sponsored retirement or savings plans, including eligible 401k plans, continue to be permitted to purchase shares of the High Income Portfolio through such plans; shares of the High Income Portfolio continue to be available for purchase by participants in certain fee-based programs, such as the Mutual Fund Advisor program administered by Merrill Lynch; and shares of the High Income Portfolio continue to be available for purchase in single transactions over $1,000,000. Class A, B, C, and D shares of the High Income Portfolio will also be available for purchase by existing shareholders of the High Income Portfolio.

     Each Portfolio continuously offers its shares at a public offering price equal to the net asset value plus varying sales charges as set forth below. The Distributor, an affiliate of both the Investment Adviser and Merrill Lynch, acts as the distributor of the shares.

     Shares may be purchased directly from the Distributor or from other securities dealers, including Merrill Lynch, with whom the Distributor has entered into selected dealer agreements. The minimum initial purchase in each Portfolio is $1,000 and the minimum subsequent purchase in each Portfolio is $50, except that for retirement plans the minimum initial purchase in each Portfolio is $100 and the minimum subsequent purchase is $1, and for participants in certain fee-based programs the minimum initial purchase is $250 and the minimum subsequent purchase is $50. Merrill Lynch charges its customers a processing fee (currently $5.35) to confirm a sale of shares to such customers.

     The alternate sales arrangements of the Fund permit investors in the Portfolios to choose the method of purchasing shares that they believe is most beneficial given the amount of their purchase, the length of time the investor expects to hold his shares and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge, as discussed below, or to have the entire initial purchase price invested in one of the Portfolios with the investment thereafter being subject to ongoing account maintenance and distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 25 of the Prospectus.

     Each Class A, Class B, Class C and Class D share of a Portfolio represents identical interests in the Portfolio and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Portfolio and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Portfolio for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares of a Portfolio each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" on page 34. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege on page 48."

     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSC and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

     The following tables set forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.

              HIGH INCOME PORTFOLIO AND INVESTMENT GRADE PORTFOLIO

------------------------------------------------------------------------------------------
                                           Account
                                         Maintenance  Distribution        Conversion
Class          Sales Charge(1)               Fee          Fee              Feature
-----  --------------------------------  -----------  ------------  ----------------------
  A         Maximum 4.00% initial            No            No                 No
              sales charge(2)(3)

  B    CDSC for a period of four years,     0.25%        0.50%       B Shares convert to
           at a rate of 4.0% during                                 D shares automatically
       the first year, decreasing 1.0%                               after approximately
             annually to 0.0%(4)                                         ten years(5)

  C         1.0% CDSC for one year          0.25%        0.55%                No
         decreasing to 0.0% after the
                first year(6)

  D          Maximum 4.0% initial           0.25%          No                 No
               sales charge(3)

---------------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors" on page 23.

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. A 0.75% sales charge for 401(k) purchases over $1,000,000 will apply.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans were modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of a Portfolio of the Fund are exchanged for Class B shares of another Select Pricing Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

                          INTERMEDIATE TERM PORTFOLIO

------------------------------------------------------------------------------------------
                                           Account
                                         Maintenance  Distribution        Conversion
Class          Sales Charge(1)               Fee          Fee              Feature
-----  --------------------------------  -----------  ------------  ----------------------
  A         Maximum 1.00% initial            No            No                 No
              sales charge(2)(3)

  B    CDSC for one year, at a rate of      0.25%        0.25%      B shares convert to D
         1.0% during the first year,                                 shares automatically
           decreasing to 0.0% after                                  after approximately
              the first year(4)                                          ten years(5)

  C         1.0% CDSC for one year          0.25%        0.25%                No
           decreasing to 0.0% after
              the first year(6)

  D         Maximum 1.00% initial           0.10%          No                 No
               sales charge(3)

---------------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors" on page 23.

(3) Reduced for purchases of $100,000 or more and waived for purchases of Class A shares by certain retirement plans and participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, may be subject to a 0.20% CDSC if redeemed within one year. A 0.30% sales charge for 401(k) purchases over $1,000,000 will apply.

(4) The CDSC may be modified in connection with certain fee-based programs.

(5) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans were modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of a Portfolio of the Fund are exchanged for Class B shares of another Select Pricing Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

     Sales charges for purchases of Class A and Class D shares of the Portfolios, computed as indicated below, are reduced on larger purchases. The Distributor may reallow as a discount all or a part of such sales charge to securities dealers with whom it has agreements and will retain any portion of the sales charge not reallowed. If 90% or more of the sales charge is reallowed to a dealer, such dealer may be deemed to be an underwriter within the meaning of the Securities Act and subject to liability as such. The Distributor will retain the entire sales charge on orders placed directly with it. The sales charges applicable to the Portfolios, expressed as a percentage of the gross public offering price and the net amount invested, and expected dealer discounts, expressed as a percentage of the gross public offering price, are as follows:

                                                 CLASS A AND CLASS D SHARES OF
                                      HIGH INCOME PORTFOLIO AND INVESTMENT GRADE PORTFOLIO
                                  ------------------------------------------------------------
                                                                                DISCOUNT TO
                                   SALES LOAD AS        SALES LOAD AS        SELECT DEALERS AS
                                  A PERCENTAGE OF      A PERCENTAGE OF        A PERCENTAGE OF
AMOUNT OF PURCHASE                OFFERING PRICE     NET AMOUNT INVESTED*     OFFERING PRICE
------------------                ---------------    --------------------    -----------------
Less than $25,000...............       4.00%                 4.17%                 3.75%
$25,000 but less than $50,000...       3.75                  3.90                  3.50
$50,000 but less than
  $100,000......................       3.25                  3.36                  3.00
$100,000 but less than
  $250,000......................       2.50                  2.56                  2.25
$250,000 but less than
  $1,000,000....................       1.50                  1.52                  1.25
$1,000,000 and more**...........       0.00                  0.00                  0.00

                                                 CLASS A AND CLASS B SHARES OF
                                                  INTERMEDIATE TERM PORTFOLIO
                                  ------------------------------------------------------------
                                                                                DISCOUNT TO
                                   SALES LOAD AS        SALES LOAD AS        SELECT DEALERS AS
                                  A PERCENTAGE OF      A PERCENTAGE OF        A PERCENTAGE OF
AMOUNT OF PURCHASE                OFFERING PRICE     NET AMOUNT INVESTED*     OFFERING PRICE
------------------                ---------------    --------------------    -----------------
Less than $100,000..............       1.00%                 1.01%                 0.95%
$100,000 but less than
  $250,000......................       0.75                  0.76                  0.70
$250,000 but less than
  $500,000......................       0.50                  0.50                  0.45
$500,000 but less than
  $1,000,000....................       0.30                  0.30                  0.27
$1,000,000 or more**............       0.00                  0.00                 0.00*

---------------
*  Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more, and on Class A purchases by certain retirement plan investors and participants in certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a CDSC of 1.0% for the High Income Portfolio and Investment Grade Portfolio or 0.20% for the Intermediate Term Portfolio if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% (with respect to the High Income Portfolio and Investment Grade Portfolio) or 0.30% (with respect to the Intermediate Term Portfolio) will be imposed on purchases of $1 million or more of Class A or Class D shares by certain 401(k) plans.

     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

     For the fiscal year ended September 30, 1998, the gross sales charges for the sale of Class A shares of the High Income Portfolio, Investment Grade Portfolio and Intermediate Term Portfolio were $201,329, $32,187 and $2,653, respectively, of which $19,815, $3,117 and $185, respectively, were received by the Distributor and $181,514, $29,070 and $2,468, respectively, were received by Merrill Lynch. For the fiscal year ended September 30, 1998, the gross sales charges for the sale of Class D shares of the High Income Portfolio, Investment Grade Portfolio and Intermediate Term Portfolio were $934,171, $119,932 and $19,729, respectively, of which $91,768, $12,327 and $1,895, respectively, were received by the Distributor and $842,403, $107,605 and $17,834, respectively, were received by Merrill Lynch. For the fiscal year ended September 30, 1997, the gross sales charges for the sale of Class A shares of the High Income Portfolio, Investment Grade

Portfolio and Intermediate Term Portfolio were $353,557, $48,809 and $3,867, respectively, of which $33,865, $4,495 and $281, respectively, were received by the Distributor and $319,692, $44,314 and $3,586, respectively, were received by Merrill Lynch. For the fiscal year ended September 30, 1997, the Distributor received CDSC proceeds of $1,006 with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver of the Intermediate Term Portfolio. For the same period the Distributor did not receive any CDSC proceeds with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver of the High Income Portfolio and Investment Grade Portfolios. For the fiscal year ended September 30, 1998, the Distributor received CDSC proceeds of $10,901 and $114,814 with respect to redemption within one year after purchase of Class A and Class D shares, respectively, purchased subject to a front-end sales charge waiver of the High Income Portfolio. For the fiscal year ended September 30, 1997, Class D gross sales charges aggregated $1,947,053 of which the Distributor received $183,587 and Merrill Lynch received $1,763,466. During the fiscal year ended September 30, 1997, the Distributor received $135,329 with respect to redemptions within one year after purchase of Class D shares purchased subject to a front end sales charge waiver. For the same period, the Distributor did not receive any CDSC proceeds with respect to redemption within one year after purchase of Class A or Class D shares purchased subject to a front-end sales charge waiver of the Intermediate Term Portfolio and Investment Grade Portfolio.

     Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends from outstanding Class A shares. Investors that currently own Class A shares of a Portfolio of the Fund in a shareholder account, including participants in the Merrill Lynch BlueprintSM Program, are entitled to purchase additional Class A shares of a Portfolio of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares of a Portfolio of the Fund at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by FAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and purchases made in connection with certain fee-based programs. In addition, Class A shares will be offered at net asset value to ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Investment Advisor, MLAM, and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and to members of the Board of Directors of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A or Class D shares of a Portfolio of the Fund if certain conditions described below are met (for closed-end funds that commenced operations prior to October 21, 1994). For example, Class A shares of a Portfolio of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") and Merrill Lynch High Income Municipal Bond Fund, Inc. ("High Income Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

     As to purchase orders received by securities dealers prior to the close of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. New York City time) on the day the order is placed with the Distributor, including orders received after the close on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of the NYSE on the day the order is placed with the Distributor, provided the order is received by the Distributor not later than 30 minutes after the close of business on the NYSE (generally 4:00 p.m., New York City time), on that day. If the purchase orders are not received by the Distributor as of 30 minutes after the close of business on the NYSE such orders will be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor securities dealers are permitted to withhold placing orders to benefit themselves by a price change. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets, or otherwise.

     Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors" on page 23. See "Shareholder Services -- Fee Based Programs" on page 46.

     Provided applicable threshold requirements are met, either Class A and Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. Subject to certain conditions Class A and Class D shares are offered at net asset value to shareholders of Municipal Strategy Fund and High Income Fund and Class A shares are offered at net asset value to shareholders of Senior Floating Rate Fund who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

     Class D shares are offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant if certain conditions described below are met.

     Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies. Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint(SM) Program.

REDUCED INITIAL SALES CHARGES -- CLASS A AND CLASS D SHARES

     A reduced sales charge is available for any purchase of Class A or Class D shares of the High Income Portfolio or Investment Grade Portfolio in excess of $25,000 and Class A or Class D shares of the Intermediate Term Portfolio in excess of $100,000. The term "purchase," as used in this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise, of shares of the Fund. Purchases by such a company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.

     The Distributor may reallow as a discount all or a part of the sales charge to securities dealers with whom it has agreements and will retain any portion of the sales charge not reallowed. If 90% or more of the sales charge is reallowed to a dealer, such dealer may be deemed to be an underwriter within the meaning of the Securities Act and subject to liability as such. The Distributor will retain the entire sales charge on orders placed directly with it.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase Class A or Class D shares of any of the three Portfolios subject to initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then-current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Funds and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intention. Reduced sales charges are applicable to purchases through any dealer aggregating $25,000 or more of Class A or Class D shares of the High Income Portfolio or the Investment Grade Portfolio and $100,000 or more of Class A shares of the Intermediate Term Portfolio or any other Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided by the Distributor. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares, but its execution will result in the purchaser's paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of any of the three Portfolios or of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter. The reduced sales charge applicable to the amount covered by the Letter of Intention will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention, the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on Class A or Class D shares of the Portfolio purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser). The first purchase under the Letter of Intention must be five percent of the dollar amount of such Letter. If, during the term of such Letter, a purchase brings the total amount invested to an amount equal to or in excess of the amount indicated in the Letter, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares of the Portfolio then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into any Portfolio that creates a sales charge will count toward completing a new or existing Letter of Intention in any Portfolio.

     TMA(SM) Managed Trusts. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

     Merrill Lynch Blueprint(SM) Program. Class D shares of any of the three Portfolios are offered to participants in the Merrill Lynch Blueprint(SM) Program ("Blueprint"). Class B shares of all three Portfolios are offered to certain participants in Blueprint. In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, Group IRAs and participants in certain affinity groups such as benefit plans, credit unions and trade associations. Class B shares are offered through Blueprint only to certain affinity groups. The contingent deferred sales charge is waived for shareholders who are members of certain affinity groups at the time orders to purchase Class B shares are placed through Blueprint. However, services (including the exchange privilege) available to Class B shareholders through Blueprint may differ from those available to other Class B investors.

Orders for purchases and redemptions of Class B shares may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100 with a $50 minimum for subsequent purchases through Blueprint. Minimum investment amounts are waived in connection with automatic investment plans for Blueprint participants.

     Investors placing orders to purchase Class A or Class D shares of the Portfolios through Blueprint will acquire such Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $5,000 at 3.5% for the High Income and Investment Grade Portfolios and 0.80% for the Intermediate Term Portfolios. Purchases greater than $5,000 will be at the standard sales charge rate disclosed in the Prospectus). In addition, Class D shares of the Portfolios are being offered at net asset value plus a sales charge of 0.50% for participants in corporate or group IRA programs placing orders to purchase their shares through Blueprint. However, services (including the exchange privilege) available to Class A and Class D shareholders through Blueprint may differ from those available to other investors in Class A or Class D shares. Class A and Class D shares are offered at net asset value to participants in the Merrill Lynch Blueprint(SM) Program through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (see definition below) whose Trustee and/or Plan Sponsor offers the Merrill Lynch Directed IRA Rollover Program. Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100 with a $50 minimum for subsequent purchases through Blueprint. Minimum initial or subsequent purchase requirements are waived in connection with automatic investment plans for Blueprint participants. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Purchase Privileges of Certain Persons. Directors of the Fund, directors and trustees of other MLAM-advised mutual funds, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes the Investment Advisor, MLAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), and their directors or employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

     Class A shares of the Fund and other Select Pricing Funds are offered at net asset value to shareholders of Senior Floating Rate Fund (formerly known as the Merrill Lynch Prime Fund, Inc.) who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Fund. In order to exercise this investment option, Senior Floating Rate Fund shareholders must sell their Senior Floating Rate Fund shares to the Senior Floating Rate Fund in connection with a tender offer conducted by the Senior Floating Rate Fund and reinvest the proceeds immediately in the Fund. This investment option is available only with respect to the proceeds of Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Fund at such day.

     Employee Access(SM) Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Investment Adviser or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares of the Fund. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"). In order to exercise this investment option, closed-end fund shareholders must (i) sell their closed-end fund shares through Merrill Lynch and reinvest the proceeds immediately in the Eligible Class A or Class D Shares of the Fund, (ii) either have acquired the shares in the closed-end fund's initial public offering or through reinvestment of dividends earned on shares purchased in such offering, (iii) have maintained their closed-end fund shares continuously in a Merrill Lynch account, and (iv) purchase a minimum of $250 worth of Fund shares. Similarly, Class D shares of the Portfolio are offered at a net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") and Merrill Lynch High Income Municipal Bond Fund, Inc. ("High Income Fund") who wish to purchase shares of the Fund with the net proceeds from a sale of certain of their shares of common stock of Municipal Strategy Fund and High Income Fund pursuant to a tender offer by Municipal Strategy Fund or High Income Fund. This investment option is available only with respect to the proceeds of Municipal Strategy Fund shares as to which no CDSC (as defined in the Municipal Strategy Fund prospectus) is applicable, or with respect to the proceeds of High Income Fund shares as to which no Early Withdrawal Charge (as defined in the High Income Fund prospectus) is applicable.

     Class D shares of the Fund are offered at the net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that he or she will purchase Class D shares of a Portfolio with proceeds from a redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months. Second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must have been maintained in the interim in cash or a money market fund.

     Class D shares of the Portfolios are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: First, the investor must purchase Class D shares of the Portfolio with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis. Second, such purchase of Class D shares must be made within 90 days after such notice.

     Class D shares of the Portfolios are offered at net asset value, without sales charge, to an investor who has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied. First, the investor must advise Merrill Lynch that it will purchase Class D shares with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and imposed a sales charge either at the time of purchase or on a deferred basis. Second, the investor also must establish that such redemption had been made within 60 days prior to the investment in a Portfolio of the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares of the Portfolios may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may in appropriate cases be adjusted to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund.

     The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares of the High Income Portfolio and Investment Grade Portfolio are subject to a four-year CDSC and Class B shares of the Intermediate Term Portfolio are subject to a one year CDSC, while Class C shares are subject only to a one-year CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the same Portfolio and thereafter will be subject to lower continuing fees. Class C shares of the Intermediate Term Portfolio are available only through the Exchange Privilege. See "Conversion of Class B Shares to Class D Shares" on page 33. Both Class B and Class C shares of each Portfolio are subject to an account maintenance fee of 0.25% of net assets. Class B and Class C shares of the High Income Portfolio and Investment Grade Portfolio are subject to distribution fees of 0.50% and 0.55%, respectively, of net assets. Both Class B and Class C shares of the Intermediate Term Portfolio are subject to distribution fees of 0.25% of net assets. See "Distribution Plans" on page 34. The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.

     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" on page 34.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to Financial Consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares of a Portfolio will convert automatically into Class D shares of that Portfolio, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" on page 37. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services-Exchange Privilege" on page 48 will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Contingent Deferred Sales Charges -- Class B Shares. Class B shares that are redeemed within four years of purchase for the High Income Portfolio and Investment Grade Portfolio, or within one year of purchase for the Intermediate Term Portfolio, may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the CDSC on Class B shares:

HIGH INCOME PORTFOLIO AND INVESTMENT GRADE PORTFOLIO:

                                                      CONTINGENT DEFERRED
                                                       SALES CHARGE AS A
                                                         PERCENTAGE OF
                                                         DOLLAR AMOUNT
          YEAR SINCE PURCHASE PAYMENT MADE             SUBJECT TO CHARGE
          --------------------------------            -------------------
0-1.................................................         4.0%
1-2.................................................         3.0%
2-3.................................................         2.0%
3-4.................................................         1.0%
4 and thereafter....................................         0.0%

     For the fiscal year ended September 30, 1997, the Distributor received $7,883,414 in CDSCs with respect to redemptions of Class B shares, amounting to $6,548,694 and $1,334,720 in the High Income Portfolio and the Investment Grade Portfolio, respectively, all of which were paid to Merrill Lynch. For the fiscal year ended September 30, 1998, the Distributor received $8,589,221 in CDSC's with respect to redemptions of Class B shares amounting to $7,823,901 and $765,320 in the High Income Portfolio and the Investment Grade Portfolio, respectively, all of which were paid to Merrill Lynch. Additional CDSC's payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

INTERMEDIATE TERM PORTFOLIO:

                                                      CONTINGENT DEFERRED
                                                       SALES CHARGE AS A
                                                         PERCENTAGE OF
                                                         DOLLAR AMOUNT
          YEAR SINCE PURCHASE PAYMENT MADE             SUBJECT TO CHARGE
          --------------------------------            -------------------
0-1.................................................         1.0%
Thereafter..........................................         0.0%

     For the fiscal year ended September 30, 1997, the Distributor received CDSCs of $187,231 for the Intermediate Term Portfolio with respect to redemptions of Class B shares all of which were paid to Merrill Lynch. For the fiscal year ended September 30, 1998, the Distributor received $61,366 in CDSC's with respect to redemptions of Class B shares with respect to the Intermediate Term Portfolio. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible applicable rate being charged. Therefore, with respect to the High Income Portfolio and Investment Grade Portfolio, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. It will be assumed, with respect to the Intermediate Term Portfolio, that the redemption is of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchased 100 Class B shares of the High Income Portfolio at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged a CDSC at a rate of 2.0% (the applicable rate in the third year after purchase) for shares purchased on or after October 21, 1994.

     The Class B CDSC is waived on redemptions of shares made in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived on redemptions of shares in connection with certain group plans through the Merrill Lynch Blueprint(SM) Program. See "Shareholder Services -- Merrill Lynch Blueprint(SM) Program." The contingent deferred sales charge is waived on redemption of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC is also waived for any Class B shares which are purchased by an eligible 401(k) or eligible 401(a) plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied Individual Retirement Account and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access(SM) Account available through employers providing eligible 401(k) plans. The Class
B CDSC also is waived for any Class B shares that are purchased within qualifying Employee Access(SM) Accounts. Additional information concerning the waiver of the Class B CDSC described below. The terms of the CDSC may be modified for redemptions made in connection with certain fee-based programs.
See "Shareholder Services -- Fee Based Programs" on page 46.

     Redemptions for which the waiver applies in the case of such withdrawals are: (a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age
59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability.

     During the fiscal year ended September 30, 1996, Merrill Lynch received CDSCs of $4,772,201 with respect to Class B shares of the High Income Portfolio, $1,143,774 with respect to Class B shares of the Investment Grade Portfolio and $292,161 with respect to Class B shares of the Intermediate Term Portfolio.

     Contingent Deferred Sales Charges -- Class C Shares. Class C shares which are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs" on page 46. The following table sets forth the rates of the contingent deferred sales charge on Class C shares of the High Income Portfolio, Investment Grade Portfolio and Intermediate Term Portfolio:

                                                      CONTINGENT DEFERRED
                                                       SALES CHARGE AS A
                                                         PERCENTAGE OF
                                                         DOLLAR AMOUNT
          YEAR SINCE PURCHASE PAYMENT MADE             SUBJECT TO CHARGE
          --------------------------------            -------------------
0-1.................................................         1.0%
Thereafter..........................................         0.0%

     For the fiscal year ended September 30, 1997, the Distributor received CDSCs of $293,302 for the High Income Portfolio, $38,878 for the Investment Grade Portfolio and $2,668 for the Intermediate Term Portfolio with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch. For the fiscal year ended September 30, 1998, the Distributor received CDSC's of $324,713 for the High Income Portfolio, $23,584 for the Investment Grade Portfolio and $1,535 for the Intermediate Term Portfolio with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the relevant Portfolio. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets for the High Income Portfolio and Investment Grade Portfolio and 0.10% of net assets for the Intermediate Term Portfolio, but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of a Portfolio in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of that Portfolio held in the account on the Conversion Date will be converted to Class D shares of the same Portfolio.

     Class B shareholders holding share certificates must deliver such certificates to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. Shares evidenced by certificates that are not received by the Transfer Agent at least one week prior to the Conversion Date will be converted into Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of MLAM-advised equity mutual funds will convert approximately eight years after initial purchase, and Class B shares of MLAM-advised taxable and tax-exempt fixed-income mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value per share.

     In the event that all Class B shares of a Portfolio held in a single account are converted to Class D shares on a Conversion Date, shares representing reinvestment of declared but unpaid dividends on those Class B shares also will be converted to Class D shares; otherwise, only Class B shares purchased through reinvestment of dividends paid will convert to Class D shares on the Conversion Date.

     The Conversion Period may also be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs" on page 46.

DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class of a Portfolio, accrued daily and paid monthly, at the annual rate of 0.25% of average daily net assets of the relevant class and Portfolio for Class B, Class C and Class D shares of the High Income Portfolio and Investment Grade Portfolio, and for Class B and Class C shares of the Intermediate Term Portfolio, and 0.10% of average daily net assets attributable to the relevant class and Portfolio for Class D shares of the Intermediate Term Portfolio in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders of the relevant Portfolio. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders of the relevant Portfolio. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of any Portfolio. A Distribution Plan cannot be amended to increase materially the amount to be spent by any Portfolio without the approval of the related class of shareholders of that Portfolio, and all material amendments are required to be approved by the vote of directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.50% and 0.55%, respectively, of average daily net assets attributable to the relevant class and Portfolio for Class B and Class C shares of the High Income Portfolio and Investment Grade Portfolio, and 0.25% of average daily net assets attributable to the relevant class and Portfolio for Class B and Class C shares of the Intermediate Term Portfolio, in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Portfolio. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the CDSC and ongoing distribution fees provide for the financing of the distribution of the Fund's Class B and Class C shares.

     Prior to July 6, 1993, the Fund paid the Distributor an ongoing distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% (in the case of the High Income Portfolio and Investment Grade Portfolio) and 0.50% (in the case of the Intermediate Term Portfolio) of the average daily net assets for the Class B shares of the respective Portfolios (the "Prior Plan") to compensate the Distributor and Merrill Lynch for providing account maintenance and distribution-related activities and services to Class B shareholders. The fee rate payable and the services provided under the Prior Plan are identical to the aggregate fee rate payable and the services provided under the Distribution Plan, the difference being that the account maintenance and distribution services have been unbundled.

     For the fiscal year ended September 30, 1998, the High Income Portfolio, Investment Grade Portfolio and Intermediate Term Portfolio paid the Distributor $41,453,364, $4,348,083 and $771,948, respectively, pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $5.5 billion, $579.7 million and $154.0 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended September 30, 1998, the High Income Portfolio, the Investment Grade Portfolio and the Intermediate Term Portfolio, paid the Distributor $5,501,857, $443,418 and $10,574, respectively, pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $687.7 million, $55.4 million and $2.1 million, respectively) all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended September 30, 1998, the High Income Portfolio, the Investment Grade Portfolio and the Intermediate Term Portfolio, paid the Distributor $1,313,068, $225,932 and $86,740, respectively, pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $525.2 million, $90.4 million and $86.8 million, respectively), all of which were paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

     The payments under the Distribution Plans, as was the case with the Prior Plan, are based on a percentage of average daily net assets attributable to the relevant shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultation compensation.

     As of December 31, 1997, the last date at which fully allocated data is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch exceeded fully allocated accrual revenues for such period by approximately $70,230,000 (1.26% of Class B net assets at that date) with respect to the High Income Portfolio and approximately $4,869,000 (.85% of Class B net assets at that date) with respect to the Investment Grade Portfolio and approximately $311,000 (0.21% of Class B net assets at that date) with respect to the Intermediate Term Portfolio. As of September 30, 1998, direct cash revenues received with respect to the Class B shares of the High Income Portfolio for the period since October 21, 1988 (commencement of operations) exceeded direct cash expenses by $89,480,398 (representing 2.00% of High Income Portfolio's Class B net assets at that date). As of September 30, 1998, direct cash revenues received with respect to the Class B shares of the Investment Grade Portfolio for the period since October 21, 1988 (commencement of operations) exceeded direct cash expenses by $3,737,348 (representing 3.27% of Investment Grade Portfolio's Class B net assets at that date). As of September 30, 1998, direct cash revenues received with respect to the Class B shares of the Intermediate Term Portfolio for the period since November 13, 1992 (commencement of operations) exceeded direct cash expenses by $22,381,579 (representing 2.09% of Intermediate Term Portfolio's Class B net assets at that date).

     With respect to Class C shares, as of December 31, 1997, the last date at which fully allocated data is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch exceeded fully allocated accrual revenues for such period by approximately $1,993,000 (0.29% of Class C net assets at that date) with respect to the High Income Portfolio and approximately $116,000 (0.23% of Class C net assets at that date) with respect to the Investment Grade Portfolio and approximately $1,000 (0.06% of Class C net assets at that date) with respect to Intermediate Term Portfolio. As of September 30, 1998, direct cash revenues received with respect to the Class C shares of the High Income Portfolio for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by $8,120,317 (representing 1.48% of High Income Portfolio's Class C net assets at that date). As of September 30, 1998, direct cash revenues received with respect to the Class C shares of the Investment Grade Portfolio for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by $809,976 (representing 1.16% of Investment Grade Portfolio's Class C net assets at that date). As of September 30, 1998, direct cash revenues received with respect to the Class C shares of the Intermediate Term Portfolio for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by $84,063 (representing 1.74% of Intermediate Term Portfolio's Class C net assets at that date).

     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with the Class B, Class C and Class D shares, and there is no assurance that the Board of Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares" on page 33.

     The Fund has entered into separate distribution agreements (the "Distribution Agreements") with the Distributor in connection with the continuous offering of each class of shares of the three Portfolios. The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

     Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the NASD Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges, such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fees. The maximum sales charge rule is applied separately by each class of a Portfolio. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by a Portfolio to the sum of (1) 6.25% of eligible gross sales of Class B shares and Class C shares of that Portfolio, computed separately (defined to exclude shares issued pursuant to dividend reinvestment and exchanges) and (2) interest on the unpaid balance for the respective class and portfolio computed separately at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with Class B shares in each Portfolio is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charge at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fees. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

     The following tables set forth comparative information as of September 30, 1998 with respect to the Class B and Class C shares of each Portfolio indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum for the period October 21, 1988 (commencement of Class B operations) to September 30, 1998 for the High Income Portfolio and Investment Grade Portfolio, for the period November 13, 1992 (commencement of Class B operations) to September 30, 1998 for the Intermediate Term Portfolio, and for the period October 21, 1994 (commencement of operations) to September 30, 1998 for Class C shares of each Portfolio.

                                                               DATA CALCULATED AS OF SEPTEMBER 30, 1998
                                      -------------------------------------------------------------------------------------------
                                                                         HIGH INCOME PORTFOLIO
                                      -------------------------------------------------------------------------------------------
                                                                            (IN THOUSANDS)
                                                                                                                        ANNUAL
                                                                                                                     DISTRIBUTION
                                                    ALLOWABLE   ALLOWABLE                  AMOUNTS                      FEE AT
                                       ELIGIBLE     AGGREGATE    INTEREST    MAXIMUM      PREVIOUSLY     AGGREGATE     CURRENT
                                        GROSS         SALES     ON UNPAID     AMOUNT       PAID TO        UNPAID      NET ASSET
                                        SALES        CHARGES    BALANCE(2)   PAYABLE    DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                      ----------    ---------   ----------   --------   --------------   ---------   ------------
CLASS B
Under NASD Rule as Adopted..........  $6,192,761(1) $387,047     $110,283    $497,330      $140,431      $356,899      $22,347
Under Distributor's Voluntary
  Waiver............................  $6,192,761(1) $387,047     $ 30,964    $418,011      $140,431      $277,580      $22,347

CLASS C
Under NASD Rule as Adopted..........  $  880,182    $ 55,011     $  9,904    $64,915       $  8,967      $ 55,948      $ 3,027

                                                                       INVESTMENT GRADE PORTFOLIO
                                       ------------------------------------------------------------------------------------------
                                                                             (IN THOUSANDS)
                                                                                                                        ANNUAL
                                                                                                                     DISTRIBUTION
                                                     ALLOWABLE   ALLOWABLE                 AMOUNTS                      FEE AT
                                        ELIGIBLE     AGGREGATE    INTEREST    MAXIMUM     PREVIOUSLY     AGGREGATE     CURRENT
                                         GROSS         SALES     ON UNPAID    AMOUNT       PAID TO        UNPAID      NET ASSET
                                         SALES        CHARGES    BALANCE(2)   PAYABLE   DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                       ----------    ---------   ----------   -------   --------------   ---------   ------------
CLASS B
Under NASD Rule as Adopted...........  $1,067,731(1)  $66,733     $23,219     $89,952      $29,766        $60,186       $3,427
Under Distributor's Voluntary
  Waiver.............................  $1,067,731(1)  $66,733     $ 5,339     $72,072      $29,766        $42,306       $3,427

CLASS C
Under NASD Rule as Adopted...........  $  105,817     $ 6,613     $ 1,221     $7,834       $ 1,042        $ 6,792       $  426

                                                                      INTERMEDIATE TERM PORTFOLIO
                                        ----------------------------------------------------------------------------------------
                                                                             (IN THOUSANDS)
                                                                                                                       ANNUAL
                                                                                                                    DISTRIBUTION
                                                    ALLOWABLE   ALLOWABLE                 AMOUNTS                      FEE AT
                                        ELIGIBLE    AGGREGATE    INTEREST    MAXIMUM     PREVIOUSLY     AGGREGATE     CURRENT
                                         GROSS        SALES     ON UNPAID    AMOUNT       PAID TO        UNPAID      NET ASSET
                                         SALES       CHARGES    BALANCE(2)   PAYABLE   DISTRIBUTOR(6)    BALANCE      LEVEL(4)
                                        --------    ---------   ----------   -------   --------------   ---------   ------------
CLASS B
Under NASD Rule as Adopted............  $230,749(5)  $14,421      $3,894     $18,315       $3,739        $14,576        $446
Under Distributor's Voluntary
  Waiver..............................  $230,749(5)  $14,421      $1,154     $15,575       $3,739        $11,836        $446

CLASS C
Under NASD Rule as Adopted............  $  5,574     $   348      $   82     $  430        $   59        $   371        $ 12

---------------
(1) Purchase price of all eligible Class B shares sold since October 21, 1988 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly average Prime Rate basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payment and accruals. Of these distribution fee payments made on Class B shares prior to July 3, 1993 under the Prior Plan at the 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares -- Distribution Plans" on page 34. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Funds Advisor ("MFA") program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA program.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.
(5) Purchase price of all eligible Class B shares sold since November 13, 1992 (commencement of Class B operations) other than shares acquired through dividend reinvestment and the exchange privilege.
(6) Consists of CDSC payments, distribution fee payments and accruals. Of these distribution fee payments made prior to July 6, 1993 on Class B shares under the Prior Plan at the 0.50% rate, 0.25% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.

                              REDEMPTION OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund is required to redeem for cash all shares of each Portfolio upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption in the case of Class A or Class D shares of the Portfolios, and is the net asset value per share next determined after the initial receipt of proper notice of redemption, less the applicable CDSC, if any, in the case of Class B or Class C shares of the Portfolios. Except for any contingent deferred sales load which may be applicable to Class B or Class C shares of the Portfolios, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their total holdings also will receive upon redemption all dividends declared on the shares redeemed. If a shareholder redeems all of the shares in his account, he will receive, in addition to the net asset value of the shares redeemed, a separate check representing all dividends declared but unpaid. If a shareholder redeems a portion of the shares in his account, the dividends declared but unpaid on the shares redeemed will be distributed on the next dividend payment date.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by each Portfolio at such time.

REDEMPTION

     A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as their name(s) appears on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. Examples of "eligible guarantor institutions" include most commercial banks and broker dealers (including, for example, Merrill Lynch branch offices). Information regarding other financial institutions which qualify as "eligible guarantor institutions" may be obtained from the Transfer Agent. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days after receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares of a Portfolio for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time, not exceeding ten days, as it has assured itself that good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares.

     The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which trading on the NYSE is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of any Portfolio is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of each Portfolio.

REPURCHASE

     The Fund will also repurchase shares of each Portfolio through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for purchase is submitted to the dealer prior to fifteen minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the day received, and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Fund's Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

     Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.

     For shareholders submitting their shares for repurchase through listed securities dealers, payment for fractional shares will be made by the Transfer Agent directly to the shareholder and payment for full shares will be made by the securities dealer within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted in the Prospectus.

REINSTATEMENT PRIVILEGE

     Shareholders who have redeemed Class A or Class D shares of any Portfolio, including redemption through repurchase by the Fund, have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of such Portfolio at the net asset value of such shares without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised as follows. A notice to exercise this privilege along with a check for the amount to be reinstated must be received by the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. A redemption resulting in a gain is a taxable event whether or not the reinstatement privilege is exercised. A redemption resulting in a loss will not be a taxable event to the extent the reinstatement privilege is exercised, and an adjustment will be made to the shareholder's tax basis in shares acquired pursuant to the reinstatement to reflect the disallowed loss.

     If a shareholder disposes of shares within 90 days of their acquisition and subsequently reacquires shares of the Fund pursuant to the reinstatement privilege, then the shareholder's tax basis in those shares disposed of will be reduced to the extent the load charge paid to the Fund upon the shareholder's initial purchase reduces any load charge such shareholder would have been required to pay on the subsequent acquisition in absence of the reinstatement privilege. Instead, such load charge will be treated as an amount paid for the subsequently acquired shares and will be included in the shareholder's tax basis for such shares.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "How Shares are Priced" in the Prospectus.

     The net asset value of the shares of all classes of each Portfolio is determined once daily by the Investment Adviser immediately after the declaration of dividends as of 15 minutes after the close of business on the NYSE (generally 4:00 p.m., Eastern time) on days that the NYSE is open for business and on any other day on which there is sufficient trading in the Fund's portfolio securities that net asset value might be materially affected but only if on any such day a Portfolio is required to sell or redeem shares. The NYSE is not open for business on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a Portfolio is computed by dividing the sum of the value of the securities held by such Portfolio plus any cash or other assets minus all liabilities by the total number of shares of such Portfolio outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fee payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Investment Adviser, to provide certain securities prices for the Fund. For the fiscal year ended September 30, 1998, the Fund paid MLSPS $29,883 for securities price quotations to compute the net asset value of the Portfolios.

     The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B, Class C and Class D shares of that Portfolio, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares. Moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distribution which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market are valued at the most recent bid prices (in the case of the Investment Grade Portfolio and Intermediate Term Portfolio) or at the mean of the most recent bid and ask prices (in the case of the High Income Portfolio) as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the OTC market. Options on debt securities, which are traded on exchanges, are valued at the last asked price for options written and the last bid price for options purchased. Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations. These procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors.

COMPUTATION OF OFFERING PRICE PER SHARE

     The offering price for Class A, Class B, Class C and Class D shares of the High Income Portfolio, Investment Grade and Intermediate Term Portfolios, based on the value of each Portfolio's net assets and number of shares outstanding as of September 30, 1998, is calculated as set forth below.

High Income Portfolio:

                                          CLASS A         CLASS B         CLASS C        CLASS D
                                        ------------   --------------   ------------   ------------
Net Assets............................  $922,820,393   $4,469,451,657   $550,482,584   $430,163,677
                                        ============   ==============   ============   ============
Number of Shares Outstanding..........   130,921,727      633,911,571     78,024,103     60,987,369
                                        ============   ==============   ============   ============
Net Asset Value Per Share (net assets
  divided by number of shares
  outstanding)........................  $       7.05   $         7.05   $       7.06   $       7.05
Sales Charge* (for Class A and Class D
  shares: 4.00% of offering price
  (4.17% of net asset value per
  share)).............................          0.29               **             **            .29
                                        ------------   --------------   ------------   ------------
Offering Price........................  $       7.34   $         7.05   $       7.06   $       7.34
                                        ============   ==============   ============   ============

---------------
 * Rounded to the nearest one-hundredth percent, assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Merrill Lynch Select Pricing(SM) System" and "Deferred Sales Charge Alternatives -- Contingent Deferred Sales Charges -- Class B Shares" and
   "-- Contingent Deferred Sales Charges -- Class C Shares" herein.

Investment Grade Portfolio:

                                       CLASS A         CLASS B         CLASS C        CLASS D
                                     ------------    ------------    -----------    ------------
Net Assets.........................  $600,655,063    $685,344,569    $77,463,550    $123,202,426
                                     ============    ============    ===========    ============
Number of Shares Outstanding.......    50,978,895      58,167,078      6,571,952      10,450,702
                                     ============    ============    ===========    ============
Net Asset Value Per Share (net
  assets divided by number of
  shares outstanding)..............  $      11.78    $      11.78    $     11.79    $      11.79
Sales Charge* (for Class A and
  Class D shares: 4.00% of offering
  price (4.17% of net asset value
  per share))......................          0.49              **             **             .49
                                     ------------    ------------    -----------    ------------
Offering Price.....................  $      12.27    $      11.78    $     11.79    $      12.28
                                     ============    ============    ===========    ============

---------------
 * Rounded to the nearest one-hundredth percent, assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Merrill Lynch Select Pricing(SM) System" and "Deferred Sales Charge Alternatives -- Contingent Deferred Sales Charges -- Class B Shares" and
   "-- Contingent Deferred Sales Charges -- Class C Shares" herein.

Intermediate Term Portfolio:

                                        CLASS A         CLASS B        CLASS C        CLASS D
                                      ------------    ------------    ----------    ------------
Net Assets..........................  $200,679,008    $178,463,442    $4,832,373    $106,294,042
                                      ============    ============    ==========    ============
Number of Shares Outstanding........    16,964,688      15,085,969       408,636       8,985,243
                                      ============    ============    ==========    ============
Net Asset Value Per Share (net
  assets divided by number of shares
  outstanding)......................  $      11.83    $      11.83    $    11.83    $      11.83
Sales Charge* (for Class A and Class
  D shares: 1.00% of offering price
  (1.01% of net asset value per
  share))...........................          0.12              **            **            0.12
                                      ------------    ------------    ----------    ------------
Offering Price......................  $      11.95    $      11.83    $    11.83    $      11.95
                                      ============    ============    ==========    ============

---------------
 * Rounded to the nearest one-hundredth percent, assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Merrill Lynch Select Pricing(SM) System" and "Deferred Sales Charge Alternatives -- Contingent Deferred Sales Charges -- Class B Shares" and
   "-- Contingent Deferred Sales Charges -- Class C Shares" herein.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the portfolio decisions of each Portfolio and the placing of its portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Portfolio will not necessarily be paying the lowest commission or spread available. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities.

     Under the Investment Company Act, persons affiliated with the Portfolios are prohibited from dealing with the Portfolios as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. Since over-the-counter ("OTC") transactions are usually principal transactions, affiliated persons of the Portfolios, including Merrill Lynch, may not serve as dealer in connection with transactions with the Portfolios. Affiliated persons of the Fund may serve as broker for the Portfolios in over-the-counter transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Board of Directors have considered all factors deemed relevant, and have made a determination not to seek such recapture at this time. The Board of Directors will reconsider this matter from time to time.

     The Portfolios may not purchase securities, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Directors of the Fund which either comply with rules adopted by the Commission or with interpretations of the Commission Staff. Rule 10f-3 under the Investment Company Act sets forth conditions under which the Portfolios may purchase corporate bonds or other securities from an underwriting syndicate of which Merrill Lynch is a member. The rule sets forth requirements relating to, among other things, the terms of an issue of corporate bonds or other securities purchased by the Portfolios, the amount of corporate bonds or other securities which may be purchased in any one issue and the assets of the Portfolios which may be invested in a particular issue.

     The securities in which each Portfolio invests are traded primarily in the over-the-counter market. Where possible, each Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of each Portfolio will consist primarily of dealer or underwriter spreads.

     While the Investment Adviser seeks to obtain the best price and execution in effecting transactions in the portfolio securities of each Portfolio, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by a Portfolio. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Investment Adviser, a Portfolio will be benefited by such supplemental research services, the Investment Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Investment Advisory Agreement. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Investment Adviser may use such supplemental research in providing investment advice to its other investment advisory accounts.

     For the fiscal year ended September 30, 1996, the Fund paid total brokerage commissions of $63,684, of which $60,484 was paid to Merrill Lynch. For the fiscal year ended September 30, 1997, the Fund paid total brokerage commissions of $9,748, $2,998 of which was paid to Merrill Lynch. For the fiscal year ended September 30, 1998, the Fund paid total brokerage commissions of $23,702, $11,600 of which was paid to Merrill Lynch.

PORTFOLIO TURNOVER

     The rate of portfolio turnover is not a limiting factor when Fund management deems it appropriate to purchase or sell securities held by the Portfolios. The Fund expects that the annual turnover rate for each of the Portfolios should not generally exceed 100%; however, during periods when interest rates fluctuate significantly, as they have during the past few years, the portfolio turnover rates for each of the Portfolios may be substantially higher. In any particular year, however, market conditions could result in portfolio activity of a Portfolio at a greater or lesser rate than anticipated. High portfolio turnover involves correspondingly greater transaction costs in the form of commissions and dealer spreads, which are borne directly by the Fund. The calculation of the rate of portfolio turnover does not include the purchase or sale of money market securities. High portfolio turnover can be expected to result in the recognition of capital gains and losses. To the extent the Fund distributes short-term capital gains, such distributions will be taxable as dividends. The Fund's ability to enter into certain short-term transactions will be limited by the requirement that gains on certain securities held by the Fund for less than three months may not exceed 30% of its annual gross income for federal income tax purposes.

     The Fund intends to continue to comply with the various requirements of the Internal Revenue Code so as to qualify as a "regulated investment company" thereunder. See "Dividends, Distributions and Taxes" on page 49. Among such requirements is a limitation to less than 30% on the amount of its gross income which the Fund may derive from gain on the sale or other disposition of securities held for less than three months. Accordingly, the Fund's ability to effect certain portfolio transactions may be limited.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below which are designed to facilitate investment in the shares of the Portfolios. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. These statements will also show any other activity in the account since the previous statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestments of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by purchasing shares at the applicable public offering price either through a securities dealer that has entered into a selected dealer agreement with the Distributor or by mail directly to the Transfer Agent, acting as agent for the Distributor.

     Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account with Merrill Lynch for those shares.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Fund's Transfer Agent.

AUTOMATIC INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Fund's Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the fund through Blueprint, no minimum charge to the investors' bank accounts is required. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA(R)/CBA(R) Automated Investment Program.

FEE-BASED PROGRAMS

     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at
(800) MER-FUND or (800) 637-3863.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional full and fractional shares of the Portfolio in which the shareholder is invested. Such reinvestment will be at the net asset value of shares of Portfolios as of the close of business on the payment date. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

     Shareholders may, at any time, notify Merrill Lynch in writing if the shareholder's account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone only if the shareholder account is maintained at the Transfer Agent (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of a Portfolio or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemptions of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder of any of the Portfolios may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Portfolios having a value, based on cost or upon the current net asset value, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the NYSE (generally 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit of the withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the applicable Portfolio. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

     Withdrawal payments should not be considered as dividends, yields or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account from which the shareholder has elected to make systematic withdrawals.

     Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The Systematic Redemption Program is not available if shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA(R)/CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.

     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Clients affected by a conversion from Class B shares to Class D shares, must re-elect the systematic withdrawal plan. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed.

RETIREMENT PLANS

     Self-directed individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available upon request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100 and the minimum subsequent purchase is $1.

     Any retirement plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value may purchase Class B shares with a waiver of the CDSC upon redemption if the following qualifications are met. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares and is also waived for Class B redemptions from a 401(a) plan qualified under the Code, provided that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) and 403(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch may also purchase Class B shares with a waiver of the CDSC. The CDSC is also waived for any Class B shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC is also waived for shares purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above-referenced retirement plans.

EXCHANGE PRIVILEGE

     U.S. shareholders of each class of shares of a Portfolio of the Fund have an exchange privilege with other Portfolios of the Fund and with certain other MLAM-advised mutual funds listed below. There is an exchange privilege available with Summit Cash Reserves Fund ("Summit") a series of Financial Institutions Series Trust, which is a Merrill Lynch sponsored money market fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

     Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of a Portfolio for Class A shares of another Portfolio or a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the other Portfolio or second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of the other Portfolio or a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the other Portfolio or second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the other Portfolio or second fund, the shareholder will receive Class D shares of the other Portfolio or the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of another Portfolio or a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the other Portfolio or second fund. Class B, Class C and Class D of a Portfolio shares will be exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Portfolio is "tacked" to the holding period of the newly acquired shares of the other Portfolio or other Fund as more fully described below. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, ("new Class B or Class C shares") of another MLAM-advised mutual fund on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the fund exercising the exchange privilege will continue to be subject to the fund's CDSC schedule if such schedule is higher than the CDSC relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the fund acquired through use of the exchange privilege will be subject to the higher of the fund's CDSC schedule or the CDSC relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales load that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the High Income Portfolio of the Fund ("High Income Portfolio") for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the High Income Portfolio's Class B shares for two and a half years. The 2% sales load that generally would apply to a redemption would not apply to the exchange. Two years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of High Income Portfolio Class B shares to the two year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than four years.

     Class A and Class D shares are exchangeable for Class A shares of Select Pricing Funds and Summit, and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

     To exercise the exchange privilege, shareholders should contact their Merrill Lynch Financial Consultant who will advise the Fund of the exchange. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's intention to distribute substantially all of the net investment income of each Portfolio, monthly, if any. The net investment income of each Portfolio is declared as dividends daily immediately prior to the determination of the net asset value of each Portfolio on that day and is reinvested monthly in additional full and fractional shares of each Portfolio at net asset value unless the shareholder elects to receive such dividends in cash. The net investment income of each Portfolio for dividend purposes consists of interest and dividends earned on portfolio securities, less expenses, in each case computed since the most recent determination of net asset value. Expenses of each Portfolio, including the advisory fee and any account maintenance and/or distribution fees (if applicable), are accrued daily. Shares will accrue dividends as long as they are issued and outstanding. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable to the Class B and Class C shares. Similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value" on page
41. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.

     In order to avoid a four percent nondeductible excise tax, a regulated investment company must distribute to its shareholders during the calendar year an amount equal to 98 percent of the Fund's investment company income, with certain adjustments, for such calendar year, plus 98 percent of the Fund's capital gain net income for the one-year period ending on October 31 of such calendar year. All net realized long- or short-term capital gains of the Fund, if any, including gains from option and futures contract transactions, are declared and distributed to the shareholders of the Portfolio or Portfolios to which such gains attributable annually after the close of the Fund's fiscal year.

     See "Shareholder Services -- Automatic Reinvestment of Dividends and Capital Gain Distributions" on page 46 for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of any Portfolio. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of any Portfolio or received in cash.

FEDERAL INCOME TAXES

     The Fund has in the past elected the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986 (the "Code"). As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Portfolio at corporate rates. Under the Code, each Portfolio of the Fund is treated as a separate corporation for federal income tax purposes and, thus, each Portfolio will be required to satisfy the qualification requirements under the Code for regulated investment company treatment.

     The Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by the Fund from a Portfolio's investment income and distributions of a Portfolio's net realized short-term capital gains are taxable to shareholders as ordinary income. Dividends and distributions will be taxable to shareholders as ordinary income or capital gains, whether received in cash or reinvested in additional shares of the Fund. The Transfer Agent will send each shareholder a monthly dividend statement which will include the amount of dividends paid and identify whether such dividends represent ordinary income or capital gains. Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Recent legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to shareholders of RICs, it authorizes regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to the shareholders in capital gain dividends. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Although the Fund may invest in certain municipal securities, it is not anticipated that any portion of the dividends paid by the Fund will qualify for tax-exempt treatment to shareholders.

     Upon sales or exchange or shares of a Portfolio, a shareholder will realize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Portfolio shares. However, if a shareholder's holding period in his shares is six months or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of capital gains dividends received with respect to such shares. Currently, the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, and (ii) 20% for capital assets held for more than one year. Shareholders should consult their tax advisors regarding the availability and effect of a certain tax election to mark-to-market shares of a Portfolio held on January 1, 2001. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. The new tax rates for capital gains described above apply to distributions of capital gain dividends by regulated investment companies ("RICs") such as the Fund as well as to sales and exchanges of shares in RICs such as the Fund.

     A Portfolio may recognize interest attributable to it from holding zero coupon securities. Current federal law requires that, for most zero coupon securities, the Portfolio must accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. In addition, the Fund may invest in pay-in-kind securities on which payments of interest consist of securities rather than cash. As an investment company, each Portfolio must pay out substantially all of its net investment income each year. Accordingly, a Portfolio may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by sales of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not otherwise subject to backup withholding.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Dividends to shareholders who are nonresident aliens, trusts, estates, partnerships or corporations may be subject to a 30% United States withholding tax unless a reduced rate of withholding is provided under an applicable treaty. Shareholders who are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

     For shares of a Portfolio of the Fund acquired after October 3, 1989, if a shareholder exercises his exchange privilege within 90 days after the date such shares were acquired to acquire shares in another Portfolio of the Fund or a second Fund ("New Fund"), then the loss, if any, recognized on the exchange will be reduced (or the gain, if any, increased) to the extent the load charge paid to the Fund reduces any load charge such shareholder would have been required to pay on the acquisition of the New Fund shares in the absence of the exchange privilege. Instead, such load charge will be treated as an amount paid for the New Fund shares and will be included in the shareholder's basis for such shares.

     Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November, or December of any year and made payable to shareholders of record in such a month will be deemed to have been received on December 31 of such year if actually paid during the following January.

     Ordinary income and capital gains dividends may also be subject to state and local taxes.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98 percent of the Fund's investment company income, with certain adjustments, for such calendar year, plus 98 percent of the Fund's capital gain net income for the one-year period ending on October 31, of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements.

     Only dividends paid by the Fund which are attributable to dividends received by the Fund will qualify for the 70% dividends-received deduction for corporations. In addition, corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction on dividends paid by the Fund. Because most of the income of each Portfolio will be interest income, rather than dividends on common or preferred stock, it is unlikely that any substantial proportion of its distributions will be eligible for the dividends-received deduction available for corporations under the Code.

     At September 30, 1998, the Fund had a capital loss carryforward of approximately $26,063,000 in the Investment Grade Portfolio of which $23,459,000 expires in 2003 and $2,604,000 expires in 2005, and approximately $7,614,000 in the Intermediate Term Portfolio of which $7,338,000 expires in 2003 and $276,000 expires in 2005. These amounts will be available to offset like amounts of any future taxable gains.

     Dividends to shareholders who are nonresident aliens, trusts, estates, partnerships or corporations may be subject to a 30% United States withholding tax unless a reduced rate of withholding is provided under an applicable tax treaty. Shareholders who are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent sections of the Code and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change by legislative or administrative action. Investors are urged to consult their attorneys or tax advisers regarding specific questions as to federal, foreign, state or local taxes.

TAX TREATMENT OF TRANSACTIONS IN OPTIONS ON DEBT SECURITIES, FUTURES CONTRACTS AND OPTIONS THEREON

     Each Portfolio of the Fund may purchase and sell interest rate futures contracts and may write and purchase call and put options on such futures contracts and on certain debt securities. The Portfolios may write or purchase options which will be classified as "nonequity options" under the Code. Generally, gain and loss resulting from transactions in options on debt securities, as well as gain and loss from transactions in futures contracts and options thereon, will be treated as long-term capital gain or loss to the extent of 60 percent thereof and short-term capital gain or loss to the extent of 40 percent thereof (hereinafter "blended gain or loss"). In the case of the exercise or assignment of an option on a debt security, the premium paid or received by the Fund generally will adjust the gain or loss on disposition of the underlying security.

     Any option or futures contract held by a Portfolio on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The capital gains and losses of each Portfolio will be combined in each fiscal year to determine the capital gains and losses of the Fund, as described above.

     In addition, the Portfolio's trading strategies may constitute "straddle" transactions with futures contracts, options thereon and options on debt securities. "Straddles" may affect the taxation of futures contracts and options, and may cause the postponement of recognition of losses incurred in certain closing transactions.

     The requirements for classification as a regulated investment company may restrict the Fund's ability to engage in certain options and futures contract transactions. The Fund has obtained a private letter ruling from the Internal Revenue Service providing the Fund with relief from certain provisions of the Code which might otherwise affect its ability to engage in such transactions.

                                PERFORMANCE DATA

     From time to time the Fund may include a Portfolio's average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures are based on a Portfolio's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined separately for Class A, Class B, Class C and Class D shares of each Portfolio in accordance with formulas specified by the Commission and take into account the maximum applicable sales charge.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     Dividends paid by a Portfolio with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. Each Portfolio of the Fund will include performance data for all classes of shares of that Portfolio in any advertisement or information including performance data of the Fund.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rate of return and (2) the maximum applicable sales charge will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charge, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales charges in the case of Class A and Class D shares, performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the contingent deferred sales charges and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the contingent deferred sales charge, a lower amount of expenses is deducted. See "Purchase of Shares." A Portfolio's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical investment in that Portfolio at the beginning of each specified period.

     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield to maturity of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period.

     Set forth below is total return and yield information for the Class A, Class B, Class C and Class D shares of the High Income Portfolio, the Investment Grade Portfolio and the Intermediate Term Portfolio for the periods indicated.

                             EXPRESSED AS A PERCENTAGE BASED            REDEEMABLE VALUE OF A HYPOTHETICAL
                           ON A HYPOTHETICAL $1,000 INVESTMENT      $1,000 INVESTMENT AT THE END OF THE PERIOD
                         ---------------------------------------    ------------------------------------------
                         INVESTMENT      HIGH       INTERMEDIATE    INVESTMENT        HIGH       INTERMEDIATE
                           GRADE        INCOME          TERM           GRADE         INCOME          TERM
PERIOD                   PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO       PORTFOLIO
------                   ----------    ---------    ------------    -----------    ----------    -------------
                                                      AVERAGE ANNUAL TOTAL RETURN
                                             (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended
  September 30, 1998
Class A................     5.64%        (9.74)%        8.50%        $1,056.40     $  902.60       $1,085.00
Class B................     5.21%       (10.16)%        7.94%        $1,052.10     $  898.40       $1,079.40
Class C................     8.25%        (7.56)%        8.03%        $1,082.50     $  924.40       $1,080.30
Class D................     5.38%       (10.07)%        8.30%        $1,053.80     $  899.30       $1,083.00
Five Years Ended
  September 30, 1998
Class A................     5.24%         6.29%         5.98%        $1,290.90     $1,356.40       $1,336.90
Class B................     5.30%         6.35%         5.65%        $1,294.40     $1,360.60       $1,316.10
Ten Years Ended
  September 30, 1998
Class A Shares.........     8.50%        10.00%         8.59%        $2,260.00     $2,598.40       $2,278.80
Class B Shares
  10/21/88 - 9/30/98...     8.08%         9.59%           --         $2,165.20     $2,486.40              --
Class B Shares
  11/13/92 - 9/30/98...       --            --          7.03%               --            --       $1,491.20
Class C Shares
  10/21/94 - 9/30/98...     8.78%         7.49%         8.64%        $1,393.60     $1,329.40       $1,386.50
Class D Shares
  10/21/94 - 9/30/98...     8.28%         6.94%         8.83%        $1,368.20     $1,303.00       $1,395.90

                             EXPRESSED AS A PERCENTAGE BASED            REDEEMABLE VALUE OF A HYPOTHETICAL
                           ON A HYPOTHETICAL $1,000 INVESTMENT      $1,000 INVESTMENT AT THE END OF THE PERIOD
                         ---------------------------------------    ------------------------------------------
                         INVESTMENT      HIGH       INTERMEDIATE    INVESTMENT        HIGH       INTERMEDIATE
                           GRADE        INCOME          TERM           GRADE         INCOME          TERM
PERIOD                   PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO       PORTFOLIO
------                   ----------    ---------    ------------    -----------    ----------    -------------
                                                          ANNUAL TOTAL RETURN
                                             (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended September
  30, 1998
(Class A)..............    10.05%        (5.98)%        9.59%        $1,100.50     $  940.20       $1,095.90
(Class B)..............     9.21%        (6.80)%        8.94%        $1,092.10     $  932.00       $1,089.40
(Class C)..............     9.25%        (6.72)%        9.03%        $1,092.50     $  932.80       $1,090.30
(Class D)..............     9.77%        (6.32)%        9.39%        $1,097.70     $  936.80       $1,093.90

1997
(Class A)..............     9.22%        14.58%         8.59%        $1,092.20     $1,145.80       $1,085.90
(Class B)..............     8.39%        13.86%         8.13%        $1,083.90     $1,138.60       $1,081.30
(Class C)..............     8.23%        13.66%         7.99%        $1,082.30     $1,136.60       $1,079.90
(Class D)..............     8.95%        14.29%         8.58%        $1,089.50     $1,142.90       $1,085.80

1996
(Class A)..............     3.60%        11.95%         4.56%        $1,036.00     $1,119.50       $1,045.60
(Class B)..............     2.81%        11.11%         4.02%        $1,028.10     $1,111.10       $1,040.20
(Class C)..............     2.85%        11.05%         3.99%        $1,028.50     $1,110.50       $1,039.90
(Class D)..............     3.43%        11.82%         4.46%        $1,034.30     $1,118.20       $1,044.60

1995
(Class A)..............    14.93%        13.27%        13.33%        $1,149.30     $1,132.70       $1,133.30
(Class B)..............    14.04%        12.41%        12.73%        $1,140.40     $1,124.10       $1,127.30
(Class C)..............    14.60%+       12.92%+       13.25%+       $1,146.00     $1,129.20       $1,132.50
(Class D)..............    15.22%+       13.37%+       13.65%+       $1,152.20     $1,133.70       $1,136.50

1994
(Class A)..............    (6.03)%        3.42%        (4.25)%       $  939.70     $1,034.20       $  957.50
(Class B)..............    (6.73)%        2.66%        (4.72)%       $  932.70     $1,026.60       $  952.80

1993
(Class A)..............    12.76%        14.35%        11.39%        $1,127.60     $1,143.50       $1,113.90
(Class B)..............    11.91%        13.35%        13.30%++      $1,119.10     $1,133.50       $1,133.00

1992
(Class A)..............    14.30%        25.22%        13.71%        $1,143.00     $1,252.20       $1,137.10
(Class B)..............    13.44%        24.44%           --         $1,134.40     $1,244.40              --

1991
(Class A)..............    16.18%        26.46%        13.97%        $1,161.80     $1,264.60       $1,139.70
(Class B)..............    15.30%        25.32%           --         $1,153.00     $1,253.20              --

1990
(Class A)..............     5.22%        (1.95)%        7.55%        $1,052.20     $  980.50       $1,075.50
(Class B)..............     4.42%        (2.54)%          --         $1,044.20     $  974.60              --

                             EXPRESSED AS A PERCENTAGE BASED            REDEEMABLE VALUE OF A HYPOTHETICAL
                           ON A HYPOTHETICAL $1,000 INVESTMENT      $1,000 INVESTMENT AT THE END OF THE PERIOD
                         ---------------------------------------    ------------------------------------------
                         INVESTMENT      HIGH       INTERMEDIATE    INVESTMENT        HIGH       INTERMEDIATE
                           GRADE        INCOME          TERM           GRADE         INCOME          TERM
PERIOD                   PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO       PORTFOLIO
------                   ----------    ---------    ------------    -----------    ----------    -------------
                                                          ANNUAL TOTAL RETURN
                                             (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
1989
(Class A)..............    11.11%         7.69%         9.79%        $1,111.10     $1,076.90       $1,097.90
(Class B)..............     9.44%*        6.08%*          --         $1,094.40     $1,060.80              --

1988...................    13.75%        10.82%        12.25%        $1,137.50     $1,108.20       $1,122.50
1987...................    (1.14)%        8.82%        (0.72)%       $  988.60     $1,088.20       $  992.80
1986...................    17.66%        14.30%        18.09%        $1,176.60     $1,143.00       $1,180.90
1985...................    22.50%        20.60%        20.66%        $1,225.00     $1,206.00       $1,206.60
1984...................     8.60%         5.88%         8.20%        $1,086.00     $1,058.80       $1,082.00
1983...................    17.38%        28.58%        15.95%        $1,173.80     $1,285.80       $1,159.50
1982...................    27.75%        22.43%        27.12%        $1,277.50     $1,224.30       $1,271.20
1981...................       --         (3.00)%          --                --     $  970.00              --
1980...................       --         (1.04)%          --                --     $  989.60              --

---------------
 * Commencement of operations October 21, 1988.

 + Commencement of operations October 21, 1994.

++ Commencement of operations November 13, 1992.

     Set forth below is total return and yield information for the Class A, Class B, Class C and Class D shares of the High Income Portfolio, the Investment Grade Portfolio and the Intermediate Term Portfolio for the periods indicated.

                         EXPRESSED AS A PERCENTAGE BASED ON A       REDEEMABLE VALUE OF A HYPOTHETICAL $1,000
                            HYPOTHETICAL $1,000 INVESTMENT             INVESTMENT AT THE END OF THE PERIOD
                        ---------------------------------------    -------------------------------------------
                        INVESTMENT      HIGH       INTERMEDIATE    INVESTMENT        HIGH        INTERMEDIATE
                          GRADE        INCOME          TERM           GRADE         INCOME           TERM
PERIOD                  PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
------                  ----------    ---------    ------------    -----------    -----------    -------------
                                                        AGGREGATE TOTAL RETURN
                                             (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Commencement of
operations** to
September 30, 1998
Class A...............    517.04%      641.95%        502.09%       $6,170.40     $ 7,419.50       $6,020.90
Class B...............    116.52%      148.64%         49.12%       $2,165.20     $ 2,486.40       $1,491.20
Class C...............     39.36%       32.94%         38.65%       $1,393.60     $ 1,329.40       $1,386.50
Class D...............     36.82%       30.30%         39.59%       $1,368.20     $ 1,303.00       $1,395.90

                                                                             YIELD
                                                            ----------------------------------------
                                                            INVESTMENT       HIGH       INTERMEDIATE
                                                              GRADE         INCOME          TERM
PERIOD                                                      PORTFOLIO     PORTFOLIO      PORTFOLIO
------                                                      ----------    ----------    ------------
30 Days Ended September 30, 1998
Class A...................................................     5.57%        10.72%          5.38%
Class B...................................................     5.04%        10.39%          4.92%
Class C...................................................     4.98%        10.33%          4.92%
Class D...................................................     5.33%        10.48%          5.28%

---------------
** Commencement of operations for Class A shares of Investment Grade Portfolio and Intermediate Term Portfolio was October 31, 1980. Commencement of operations for Class A shares of High Income Portfolio was November 10, 1978. Commencement of operations for Class B shares of Investment Grade Portfolio and High Income Portfolio was October 21, 1988. Commencement of operations for Class B shares of Intermediate Term Portfolio was November 13, 1992. Commencement of operations for Class C shares and Class D shares of Investment Grade Portfolio, High Income Portfolio and Intermediate Term Portfolio was October 21, 1994.

     Total return and yield figures are based on a Portfolio's historical performance and are not intended to indicate future performance. A Portfolio's total return and yield will vary depending on market conditions, the securities held by that Portfolio, that Portfolio's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Portfolio will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare the performance of the Portfolios to that of the Standard & Poor's 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, or performance data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. In addition, from time to time the Fund may include the risk-adjusted performance ratings assigned by Morningstar Publications, Inc. to the Portfolios in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of a Portfolio's relative performance for any future period.

                             ADDITIONAL INFORMATION

ORGANIZATION OF THE FUND

     The Fund was organized as a Maryland corporation in August 1978 and commenced operations on November 10, 1978 as the Merrill Lynch High Income Fund, Inc., consisting solely of the High Income Portfolio. The Fund was reorganized on September 8, 1980 to change its name from the Merrill Lynch High Income Fund, Inc. to the Merrill Lynch Corporate Bond Fund, Inc. and to add the High Quality Portfolio and the Intermediate Term Portfolio. The High Quality Portfolio and the Intermediate Term Portfolio commenced operations on October 31, 1980.

     The authorized capital stock of the Fund consists of three billion six hundred fifty million (3,650,000,000) shares of Common Stock, having a par value $0.10 per share. The shares of Common Stock are divided as follows: High Income Portfolio Series Common Stock which is divided into four classes designated "Class A Common Stock," "Class B Common Stock," "Class C Common Stock" and "Class D Common Stock" which consist of 500,000,000 shares, 1,500,000,000 shares, 200,000,000 shares and 500,000,000 shares, respectively, High Quality Portfolio Series Common Stock (which does business under the name "Investment Grade Portfolio") which is divided into four classes designated "Class A Common Stock," "Class B Common Stock," "Class C Common Stock" and "Class D Common Stock" which consists of 250,000,000, 250,000,000, 100,000,000 and 100,000,000,
respectively, and the Intermediate Term Portfolio Series Common Stock, which is divided into four classes designated "Class A Common Stock," "Class B Common Stock," "Class C Common Stock" and "Class D Common Stock" which consists of 100,000,000, 50,000,000, 50,000,000 and 50,000,000 shares, respectively. Each of the Fund's shares has equal dividend, distribution, liquidation and voting rights, except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio and Class B, Class C and Class D Shares bear certain account maintenance expenses and expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and distribution expenditures. The shares of each Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Stock certificates will be issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case. Holders of shares of any Portfolio are entitled to redeem their shares as set forth under "Redemption of Shares."

     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders unless under the Investment Company Act shareholders are required to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities except that, as noted above, Class B, Class C and Class D shares bear certain additional expenses.

     The Investment Adviser provided the initial capital for the Fund by purchasing 10,417 shares for $100,003. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund have been fully amortized.

     Under a separate agreement Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time, or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540 has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     State Street Bank and Trust Company, One Heritage Drive P2N, North Quincy, Massachusetts 02171, acts as the Custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENCY SERVICES ARRANGEMENTS

     Financial Data Services, Inc. 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. The Transfer Agent, which is a subsidiary of ML & Co. and an affiliate of both the Investment Adviser and Merrill Lynch, acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

LEGAL COUNSEL

     Rogers & Wells LLP, New York, New York is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on September 30 of each year. The Fund sends to its shareholders at least quarterly reports showing the investments of each Portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive federal income tax information regarding dividends and capital gains distributions. Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                            Financial Data Services, Inc.
                            P.O. Box 45289
                            Jacksonville, Florida 32232-5289

     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch Financial Consultant or Financial Data Services, Inc. at 800-637-3863.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares as of November 2, 1998 with the exception of
[               ].

                              FINANCIAL STATEMENTS

     The Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                                                                      APPENDIX A

INTEREST RATE FUTURES, OPTIONS THEREON AND OPTIONS ON DEBT SECURITIES

     Each Portfolio may trade options on debt securities, purchase and sell interest rate, bond and bond index futures contracts ("futures contracts") and purchase and write call and put options on futures contracts. At the date hereof, futures contracts (and options thereon) can be purchased and sold with respect to U.S. Treasury notes and GNMA certificates on the Chicago Board of Trade and with respect to U.S. Treasury bills on the International Monetary Market at the Chicago Mercantile Exchange. Options directly on debt securities are currently traded on the Chicago Board Options Exchange and the American Stock Exchange.

     Futures Contracts. A futures contract creates a binding obligation on the purchaser (the "long") to accept delivery, and the seller (the "short") to make delivery, of the face amount of the security underlying the futures contract in a stated delivery month, at a price fixed in the contract or to make a cash settlement in lieu of actual delivery. A majority of transactions in futures contracts, however, do not result in actual delivery of the underlying security, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"). Transactions in futures contracts must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that the total cash value reflected by the futures contract is not paid. Instead, an amount of cash or securities acceptable to each Portfolio's FCM and the relevant contract market, which varies, but may be 5% or less of the contract amount, must be deposited with the FCM. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the FCM, known as "maintenance" or "variation" margin, are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the FCM, and the Portfolio realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     Each Portfolio will deal only in standardized contracts on recognized exchanges. The clearing members of an exchange's clearing corporation guarantee the performance of their futures contracts through the clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     Options on Futures Contracts. An option on a futures contract gives the purchaser (known as the "holder") the right, but not the obligation, to enter into a long position in the underlying futures contract (i.e., purchase the futures contract), in the case of a "call" option, or to enter into a short position (i.e., sell the futures contract), in the case of a "put" option, at a fixed price (the "exercise" or "strike" price) up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium, the transaction costs and the unrealized profits, if any, although this entire amount may be lost. Upon exercise of the option by the holder, the contract market clearing corporation establishes a corresponding short position for the seller, or "writer" of the option in the case of a call option, or a corresponding long position in the case of a put option, at the strike price. In the event that an option is exercised, the holder will be subject to all the risks associated with the trading of futures contracts. An option becomes worthless when it expires.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the holder of the option may be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts, which are described on page 43.

     A position in an option may be terminated by the purchaser or seller prior to its expiration by effecting a closing purchase or sale transaction, which requires the purchase or writing of an option of the same series (i.e., the same exercise price and expiration date) as the option previously written or purchased. The premium received from the holder on the closing transaction may be more or less than the premium paid for the option, resulting in a gain or loss on the transactions.

     Exercise prices of options are set at specified intervals in relation to the price of the underlying futures contract by the exchange on which they are traded. Exercise prices are initially established when a new expiration cycle commences and additional exercise prices may subsequently be introduced as the futures contract price fluctuates. The expiration of an option is generally based on the expiration of the underlying futures contract.

     The holder of an option exercises it by notifying his broker of his intention to exercise. The broker tenders the exercise notice to the clearing house of the applicable exchange which assigns the notice on a random basis to a broker with a customer who has written and outstanding an option of the same series. That broker then assigns the exercise notice to such customer, generally on a random basis, and the customer is then obligated to enter into the underlying futures contract upon exercise. At that time, the contract market clearing house establishes appropriate long and short futures positions for the holder and writer. A corresponding short position for the writer would be established in the case of a call option, or a corresponding long position would be established in the case of a put option. The parties will then be subject to initial and variation margin requirements with respect to the underlying futures contract. By interposing itself between options writers and purchasers, the clearing house in effect guarantees the performance of the other side to each option purchased or sold.

     Options on Debt Securities. An option on a U.S. Government security gives the holder the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, at the specified strike price up to a stated expiration date. The holder pays a non-refundable premium upon purchasing the option. The maximum amount of risk assumed by the holder is equal to the premium, transaction costs and unrealized profits, if any, although this entire amount may be lost. Upon exercise of the option, the holder purchases or sells the underlying security at the strike price. Options on debt instruments to be traded by the Fund are traded on national securities exchanges regulated by the Securities and Exchange Commission. The Options Clearing Corporation is interposed between the clearing members which are the parties to each such option, thereby assuring the performance of the parties.

     If a liquid market exists, a position in an option may be terminated by the purchaser or seller prior to expiration by entering into an offsetting purchase or sale transaction in an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or written. The premium paid or received by the trader on the closing transaction may be more or less than the premium paid or received for the option, resulting in a gain or loss on the transaction. If an option is not exercised, it expires worthless to the holder.

     Exercise prices of options are set at specified intervals in relation to the price of the underlying security by the exchange on which they are traded. Exercise prices are initially established when a new expiration cycle commences and additional exercise prices may subsequently be introduced as the price of the security fluctuates.

     The holder of an option exercises it by notifying his broker of his intention to exercise. The broker tenders the exercise notice to the clearing house, which assigns the notice on a random basis to a broker with a customer who has written and outstanding an option of the same series. That broker then assigns the exercise notice to its customer, generally on a random basis. As a call or put writer, the customer is obligated to sell or purchase the underlying security.

                                                                      APPENDIX B

                     DESCRIPTION OF CORPORATE BOND RATINGS

RATINGS OF CORPORATE BONDS

DESCRIPTION OF CORPORATE BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC.:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its rating category.

DESCRIPTION OF CORPORATE BOND RATINGS OF STANDARD & POOR'S RATINGS GROUP:

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB
B
CCC
CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C The C rating is reserved for income bonds on which no interest is being paid.

D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of bond as a matter of policy.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
  1 (a)  -- Articles of Incorporation (incorporated by reference to
            Exhibit 1 to Post-Effective Amendment No. 5 to
            Registrant's Registration Statement on Form N-1A)
            ("Post-Effective Amendment No. 5").
    (b)  -- Articles of Amendment (incorporated by reference to
            Exhibit 1(b) to Post-Effective Amendment No. 13 to
            Registrant's Registration Statement on Form N-1A)
            ("Post-Effective Amendment No. 13").
    (c)  -- Articles Supplementary reclassifying shares of
            Intermediate Term Portfolio Series Common Stock
            (incorporated by reference to Exhibit 1(c) to
            Post-Effective Amendment No. 16).
  2      -- By-Laws (incorporated by reference to Exhibit 2 to Post-
            Effective Amendment No. 21 to Registrant's Registration
            Statement on Form N-1A).
  3      -- Inapplicable.
  4 (a)  -- Specimen certificates for Class A shares of High Quality
            Portfolio Series and High Income Portfolio Series Common
            Stock of Registrant (incorporated by reference to Exhibit
            4(a) filed with Post-Effective Amendment No. 13).
    (b)  -- Specimen certificates for Class B shares of High Quality
            Portfolio Series and High Income Portfolio Series Common
            Stock of Registrant (incorporated by reference to Exhibit
            4(b) filed with Post-Effective Amendment No. 13).
  5 (a)  -- Form of Investment Advisory Agreement between Registrant and Fund Asset Management, Inc. (incorporated by
            reference to Exhibit 5 filed with Post-Effective
            Amendment No. 5).
  5 (b)  -- Form of Investment Sub-Advisory Agreement between Fund
            Asset Management, L.P. and Merrill Lynch Asset Management
            U.K. Limited (incorporated by reference to Exhibit 5(b)
            filed with Post-Effective Amendment No. 23).
  6 (a)  -- Form of Class A Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (incorporated
            by reference to Exhibit 6(a) filed with Post-Effective
            Amendment No. 20).
    (b)  -- Form of Selected Dealers Agreement between Registrant and selected dealers (incorporated by reference to Exhibit
            6(b) filed with Post-Effective Amendment No. 20).
    (c)  -- Form of Class B Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (including form
            of Selected Dealer Agreement) (incorporated by reference
            to Exhibit 6(c) filed with Post-Effective Amendment No.
            13).
    (d)  -- Form of Amended Class B Distribution Agreement between
            Registrant and Merrill Lynch Funds Distributor, Inc.
            (including form of Selected Dealer Agreement)
            (incorporated by reference to Exhibit 6(d) filed with
            Post-Effective Amendment No. 20).
    (e)  -- Form of Class C Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (including form
            of Selected Dealer Agreement) (incorporated by reference
            to Exhibit 6(e) filed with Post-Effective Amendment No.
            20).
    (f)  -- Form of Class D Distribution Agreement between Registrant and Merrill Lynch Funds Distributor, Inc. (including form
            of Selected Dealer Agreement) (incorporated by reference
            to Exhibit 6(f) filed with Post-Effective Amendment No.
            20).
  7      -- Inapplicable.
  8      -- Form of Custodian Agreement between Registrant and State
            Street Bank and Trust Company (incorporated by reference
            to Exhibit A.8 filed with Amendment No. 2 to Registrant's
            Registration Statement on Form S-5) ("Post-Effective
            Amendment No. 2").
  9 (a)  -- Form of Transfer Agency, Dividend Disbursing Agency and
            Shareholder Servicing Agency Agreement between Registrant
            and Financial Data Services, Inc. (incorporated by
            reference to Exhibit 9(a) to Post-Effective Amendment No.
            12).
    (b)  -- Form of Agreement relating to the use of the "Merrill
            Lynch" name (incorporated by reference to Exhibit A.9(c)
            filed with Amendment No. 2).
 10      -- Inapplicable (filed with Rule 24f-2 Notice).
 11      -- Consent of Deloitte & Touche LLP, independent accountants for the Registrant (filed herewith).
 12      -- Inapplicable.

EXHIBIT
NUMBER                           DESCRIPTION
-------                          -----------
 13 (a)  -- Investment Letter--High Income Portfolio--Class C and
            Class D shares (incorporated by reference to Exhibit
            13(a) filed with Post-Effective Amendment No. 20).
    (b)  -- Investment Letter--Investment Grade Portfolio Class C and
            Class D shares (incorporated by reference to Exhibit
            13(b) filed with Post-Effective Amendment No. 20).
    (c)  -- Investment Letter--Intermediate Term Portfolio Class C
            and Class D shares (incorporated by reference to Exhibit
            13(c) filed with Post-Effective Amendment No. 20).
 14 (a)  -- Prototype Individual Retirement Account Plan and Keogh
            Plan available from Merrill Lynch, Pierce, Fenner & Smith
            Incorporated (incorporated by reference to Exhibit 14 to
            Pre-Effective Amendment No. 1 to the Registration
            Statement on Form N-1A (File No. 2-74584) of Merrill
            Lynch Retirement Series Trust, filed on January 26,
            1982).
    (b)  -- Prototype Merrill Lynch Basic Retirement Plan available from Merrill Lynch, Pierce, Fenner & Smith Incorporated
            (incorporated by reference to Exhibit 14 to
            Post-Effective Amendment No. 3 to the Registration
            Statement on Form N-1A (File No. 2-74584) of Merrill
            Lynch Retirement Series Trust, filed on December 29,
            1983).
 15 (a)  -- Class B Distribution Plan of Registrant (incorporated by reference to Exhibit 15 filed with Post-Effective
            Amendment No. 13).
    (b)  -- Class B Amended Distribution Plan of Registrant
            (including Distribution Plan Sub-Agreement) (incorporated
            by reference to Exhibit 15(b) filed with Post-Effective
            Amendment No. 18).
    (c)  -- Form of Class C Distribution Plan of Registrant
            (including Class C Distribution Plan Sub-Agreement)
            (incorporated by reference to Exhibit 15(c) filed with
            Post-Effective Amendment No. 20).
    (d)  -- Form of Class D Distribution Plan of Registrant
            (including Class D Distribution Plan Sub-Agreement)
            (incorporated by reference to Exhibit 15(d) filed with
            Post-Effective Amendment No. 20).
 16      -- Scheduled for computation of each performance quotation provided in the Registration Statement in response to
            Item 22 (for Class A shares and Class B
            shares--incorporated by reference to Exhibit 15 filed
            with Post-Effective Amendment No. 13) and (for Class C
            shares and Class D shares--incorporated by reference to
            Exhibit 16 filed with Post-Effective Amendment No. 21).
 17 (a)  -- Financial Data Schedule--High Income Portfolio--Class A
            shares (filed herewith)
    (b)  -- Financial Data Schedule--Investment Grade
            Portfolio--Class A shares (filed herewith)
    (c)  -- Financial Data Schedule--Intermediate Term
            Portfolio--Class A shares (filed herewith)
    (d)  -- Financial Data Schedule--High Income Portfolio--Class B
            shares (filed herewith)
    (e)  -- Financial Data Schedule--Investment Grade
            Portfolio--Class B shares (filed herewith)
    (f)  -- Financial Data Schedule--Intermediate Term
            Portfolio--Class B shares (filed herewith)
    (g)  -- Financial Data Schedule--High Income Portfolio--Class C
            shares (filed herewith)
    (h)  -- Financial Data Schedule--Investment Grade
            Portfolio--Class C shares (filed herewith)
    (i)  -- Financial Data Schedule--Intermediate Term
            Portfolio--Class C shares (filed herewith)
    (j)  -- Financial Data Schedule--High Income Portfolio--Class D
            shares (filed herewith)
    (k)  -- Financial Data Schedule--Investment Grade
            Portfolio--Class D shares (filed herewith)
    (l)  -- Financial Data Schedule--Intermediate Term
            Portfolio--Class D shares (filed herewith)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Inapplicable.

ITEM 25. INDEMNIFICATION

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceeding against a present or former director, officer, agent, or employee of the Registrant (a "corporate representative"), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys' fees and judgments, fines, and amounts paid in settlement actually and reasonably incurred by the corporate representative in connection with the proceeding, if:
(i) he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant; and (ii) with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation

Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Under the Distribution Agreements, the Registrant has agreed to indemnify the Distributor against any loss, liability, claim, damage or expense arising out of any untrue statement of a material fact, or an omission to state a material fact, in any registration statement, prospectus or report to shareholders of the Registrant. Reference is made to Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and
Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF MANAGER.

     Fund Asset Management, L.P. ("FAM" or the "Investment Adviser"), acts as the investment adviser for the following open-end registered investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies:
Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Fund, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New York Insured Fund, Inc., MuniHolding New York Insured Fund II, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.

     Merrill Lynch Asset Management, L.P. ("MLAM"), acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill

Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisory Trust.

     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2646. The address of the Manager, FAM and Princeton Services, Inc. ("Princeton Services"), and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ("MLFDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since September 30,1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of substantially all of the investment companies described in the first two paragraphs of this Item 28 and Messrs. Giordano, Harvey, Kirstein and Monagle are directors or officers of one or more of such companies.

                                            POSITION WITH             OTHER SUBSTANTIAL BUSINESS,
                NAME                           MANAGER             PROFESSION, VOCATION OR EMPLOYMENT
                ----                        -------------          ----------------------------------
ML & Co..............................  Limited Partner           Financial Services Holding Company;
                                                                   Limited Partner of MLAM
Princeton Services...................  General Partner           General Partner of MLAM
Arthur Zeikel........................  Chairman                  Chairman of FAM; Chairman and Director
                                                                   of Princeton Services; President of
                                                                   Princeton Services from 1993 to
                                                                   1997; Executive Vice President of ML
                                                                   & Co.
Jeffrey M. Peek......................  President                 President of MLAM since 1997;
                                                                   President and Director of Princeton
                                                                   Services; Executive Vice President
                                                                   of ML & Co.
Terry K. Glenn.......................  Executive Vice President  Executive Vice President of FAM;
                                                                   Executive Vice President and
                                                                   Director of Princeton Services;
                                                                   President and Director of Princeton
                                                                   Funds Distributor, Inc.; Director of
                                                                   FDS; President of Princeton
                                                                   Administrators, L.P.
Linda L. Federici....................  Senior Vice President     Senior Vice President of FAM and
                                                                 Senior Vice President of Princeton
                                                                   Services
Philip L. Kirstein...................  Senior Vice President     Senior Vice President of FAM; Senior
                                                                   Vice President, General Counsel,
                                                                   Director and Secretary of Princeton
                                                                   Services
Vincent R. Giordano..................  Senior Vice President     Senior Vice President of FAM; Senior
                                                                   Vice President of Princeton Services
Elizabeth A. Griffin.................  Senior Vice President     Senior Vice President of FAM and
                                                                 Senior Vice President of Princeton
                                                                   Services

                                            POSITION WITH             OTHER SUBSTANTIAL BUSINESS,
                NAME                           MANAGER             PROFESSION, VOCATION OR EMPLOYMENT
                ----                        -------------          ----------------------------------
Norman R. Harvey.....................  Senior Vice President     Senior Vice President of FAM; Senior
                                                                   Vice President of Princeton Services
Michael J. Hennewinkel...............  Senior Vice President,    Senior Vice President and General
                                       General Counsel and       Counsel and Secretary of FAM; Senior
                                       Secretary                   Vice President of Princeton Services
Ronald M. Kloss......................  Senior Vice President     Senior Vice President of FAM; Senior
                                                                   Vice President
Debra Landsman-Yaros.................  Senior Vice President     Senior Vice President of FAM; Vice
                                                                   President of MLFD and Senior Vice
                                                                   President of Princeton Services
Stephen M.M. Miller..................  Senior Vice President     Executive Vice President of Princeton
                                                                   Administrators, L.P.; Senior Vice
                                                                   President of Princeton Services
Joseph T. Monagle, Jr................  Senior Vice President     Senior Vice President of FAM; Senior
                                                                   Vice President of Princeton Services
Michael L. Quinn.....................  Senior Vice President     Senior Vice President of FAM; Senior
                                                                   Vice President of Princeton
                                                                   Services; Managing Director and
                                                                   First Vice President of Merrill
                                                                   Lynch from 1989 to 1995
Brian A. Murdock.....................  Senior Vice President     Senior Vice President of FAM; Senior
                                                                   Vice President of Princeton Services
                                                                   and Director of MLFD
Richard L. Reller....................  Senior Vice President     Senior Vice President of MLAM; Senior
                                                                   Vice President of Princeton Services
                                                                   and Director of MLFD
Gerald M. Richard....................  Senior Vice President     Senior Vice President and Treasurer of
                                       and Treasurer               FAM; Senior Vice President and
                                                                   Treasurer of Princeton Services;
                                                                   Vice President and Treasurer of the
                                                                   Distributor
Gregory D. Upah......................  Senior Vice President     Senior Vice President of FAM and
                                                                 Senior Vice President of Princeton
                                                                   Services
Ronald L. Welburn....................  Senior Vice President     Senior Vice President of FAM; Senior
                                                                   Vice President of Princeton Services

     (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies; Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Consults International Portfolio, Merrill Lynch Convertible Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Series Trust Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund,

Inc., and Worldwide DollarVest Fund, Inc. The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 1, 1995, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert and Richard are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:

                                                                         OTHER SUBSTANTIAL BUSINESS,
                NAME                     POSITION WITH MLAM U.K.      PROFESSION, VOCATION OR EMPLOYMENT
                ----                     -----------------------      ----------------------------------
Arthur Zeikel........................  Director and Chairman          President of the Manager and FAM;
                                                                        President and Director of
                                                                        Princeton Services, Executive
                                                                        Vice President of ML & Co.
Alan J. Albert.......................  Senior Managing Director       Vice President of the Manager
Terry K. Glenn.......................  Director                       Director of Merrill Lynch Europe
                                                                        PLC; General Counsel of Merrill
                                                                        Lynch International Private
                                                                        Banking Group
Gerald M. Richard....................  Senior Vice President          Senior Vice President and
                                                                      Treasurer of the Manager and FAM;
                                                                        Senior Vice President and
                                                                        Treasurer of Princeton Services;
                                                                        Vice President and Treasurer of
                                                                        the MLFD
Carol Ann Langham....................  Company Secretary              None
Debra Anne Searle....................  Assistant Company Secretary    None

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

     (b) Set forth below is information concerning each director and officer of the Distributor. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9081, except that the address of Messrs., Crook, Brady, Breen, Fatseas, and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

                                            POSITION(S) AND OFFICE(S)    POSITION(S) AND OFFICE(S)
                  NAME                           WITH DISTRIBUTOR             WITH REGISTRANT
                  ----                     ----------------------------  -------------------------
Terry K. Glenn...........................  President and Director        Executive Vice President
Richard L. Reller........................  Director                      None
Thomas J. Verage.........................  Director                      None
Robert W. Crook..........................  Senior Vice President         None
Michael J. Brady.........................  Vice President                None
William M. Breen.........................  Vice President                None
Michael G. Clark.........................  Vice President                None
James T. Fatseas.........................  Vice President                None
Debra W. Landsman-Yaros..................  Vice President                None
Michelle T. Lau..........................  Vice President                None
Gerald M. Richard........................  Vice President and Treasurer  Treasurer
Salvatore Venezia........................  Vice President                None
William Wasel............................  Vice President                None
Robert Harris............................  Secretary                     None

     (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Merrill Lynch Financial Data Services, Inc. 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 29.  MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and Under "Management of the
Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     (d) The Fund, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and will assist communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND STATE OF NEW JERSEY ON THE SECOND DAY OF DECEMBER, 1998.

                                          Merrill Lynch Corporate Bond Fund,
                                          Inc.
                                                       (Registrant)

                                          By:       /s/ ARTHUR ZEIKEL
                                            ------------------------------------
                                                  Arthur Zeikel, President
                                               (Principal Executive Officer)

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                     SIGNATURE                                    TITLE                     DATE
                     ---------                                    -----                     ----

                 /s/ ARTHUR ZEIKEL                     President and Director         December 2, 1998
---------------------------------------------------      (Principal Executive
                   Arthur Zeikel                         Officer)

                         *                             Treasurer (Principal
---------------------------------------------------      Financial and Accounting
                 Gerald M. Richard                       Officer)

                         *                             Director
---------------------------------------------------
                 Ronald W. Forbes

                         *                             Director
---------------------------------------------------
               Cynthia A. Montgomery

                         *                             Director
---------------------------------------------------
                 Charles C. Reilly

                         *                             Director
---------------------------------------------------
                   Kevin A. Ryan

                         *                             Director
---------------------------------------------------
                  Richard R. West

* By: /s/ ARTHUR ZEIKEL                                                               December 2, 1998
 -------------------------------------------------
             Arthur Zeikel, President
                (Attorney-in-Fact)

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
  11       Consent of Deloitte & Touche LLP, independent accountants
              for the Registrant.
  17(a)    Financial Data Schedule -- High Income Portfolio -- Class A
              shares.
  17(b)    Financial Data Schedule -- Investment Grade
              Portfolio -- Class A shares.
  17(c)    Financial Data Schedule -- Intermediate Term
              Portfolio -- Class A shares.
  17(d)    Financial Data Schedule -- High Income Portfolio -- Class B
              shares.
  17(e)    Financial Data Schedule -- Investment Grade
              Portfolio -- Class B shares.
  17(f)    Financial Data Schedule -- Intermediate Term
              Portfolio -- Class B shares.
  17(g)    Financial Data Schedule -- High Income Portfolio -- Class C
              shares.
  17(h)    Financial Data Schedule -- Investment Grade
              Portfolio -- Class C shares.
  17(i)    Financial Data Schedule -- Intermediate Term
              Portfolio -- Class C shares.
  17(j)    Financial Data Schedule -- High Income Portfolio -- Class D
              shares.
  17(k)    Financial Data Schedule -- Investment Grade
              Portfolio -- Class D shares.
  17(l)    Financial Data Schedule -- Intermediate Term
              Portfolio -- Class D shares.